                                                                    EXHIBIT 10.7

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                               LICENSE AGREEMENT
                          TERFENADINE ACID METABOLITE

     THIS AGREEMENT is entered into as of the 15th day of March, 1995, (the "Effective Date") by and between MARION MERRELL DOW INC., a corporation organized under the laws of Delaware ("MMD") and ALBANY MOLECULAR RESEARCH INC., a corporation organized under the laws of New York ("ALBANY"), with respect to the following facts.

     A. MMD possesses U.S. Patent No. 4,254,129 (the "MMD '129 Patent") and two patent applications (the "MMD-Krauss Patent Application" as defined further in Exhibit A-1; and the "MMD-King Application" as further defined in Exhibit A-2) relating to terfenadine carboxylate ("Terfenadine Acid Metabolite" or "TAM," (as defined further in Exhibit A)).

     B. ALBANY also has rights to and has filed, in the U.S., U.S. Patent Application Serial No. 08/083,102 (the "ALBANY Patent Application," as defined further in Exhibit B).

     C. The parties recognize and acknowledge that MMD may provoke, or the U.S. Patent and Trademark Office (U.S. PTO) may declare, an interference proceeding, between either of the MMD Patent Applications and the ALBANY Patent Application or patents issuing therefrom.

     D. MMD desires to obtain an exclusive license to the ALBANY Patent Application and all patents issuing therefrom and ALBANY is willing to grant such a license to MMD in accordance with the terms and conditions of this Agreement.

     E. Simultaneously with this Agreement, MMD and ALBANY are entering into a Stock Purchase Agreement whereunder MMD shall purchase from ALBANY 723,214 shares of ALBANY's Common Stock, at a purchase price of $2.7654331 per share and a Commercialization Agreement for further work to be undertaken by ALBANY relating primarily to additional development of the TAM manufacturing process.

     NOW THEREFORE, in consideration of the foregoing and the covenants and promises contained in this Agreement, the parties agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS
                                  -----------

     Capitalized terms used herein shall have the meanings set forth in Exhibit A.

                                   ARTICLE 2

                                    LICENSE
                                    -------

     2.1 License Grant. Subject to the terms and conditions of this Agreement, ALBANY hereby grants to MMD an exclusive, worldwide license, with the right to grant sublicenses, upon the prior written consent of ALBANY which shall not be unreasonably withheld, under the ALBANY Patent Application, the ALBANY Patents, and the Technology developed under the Commercialization Agreement between the parties dated the date hereof, to develop, manufacture or have manufactured, market and sell TAM and/or Product.

     2.2 Sublicense to Controlled Affiliates. Notwithstanding the provisions of Section 2.1, MMD shall have the right to grant sublicenses to its Controlled Affiliates (as defined in Section 6.3.2) and to TDCC, without ALBANY'S written consent, on such terms as are specified in a form of Sublicense Agreement approved in advance by ALBANY and providing for the right of ALBANY to cause the termination of the sublicense when such Sublicensee is no longer a Controlled Affiliate. MMD agrees to notify ALBANY promptly of any such sublicenses, identifying the Sublicensee, and agrees to provide to ALBANY a copy of the signed sublicense agreement.

     2.3 No Other Patents. ALBANY hereby represents and warrants that, as of the date of this Agreement, there do not exist any patents or pending patent applications owned or controlled by ALBANY, other than the ALBANY Patent Application, which would be infringed by the practice of the inventions claimed under the ALBANY Patent Application or which would otherwise prevent the practice of any claims under the ALBANY Patents. The parties agree and acknowledge, however, that if such patents or patent applications owned or controlled by ALBANY are subsequently found to have existed prior to the Effective Date, or found to exist during the term of this Agreement, ALBANY shall grant to MMD a fully paid-up nonexclusive license to such patents and/or patent applications, to the extent necessary for the practice of the ALBANY Patent Application and the ALBANY Patents.

                                   ARTICLE 3

                             INTELLECTUAL PROPERTY
                             ---------------------

     3.1   Prosecution.

     ALBANY confirms to MMD that it has previously filed under the Patent Cooperation Treaty ("PCT") the ALBANY Patent Application so as to achieve international patent coverage including in the ex-US Countries (as defined herein), in which MMD maintains a significant marketing presence.

     ALBANY shall diligently and in good faith, through its counsel, conduct the prosecution (including patent issuance prosecution) of the ALBANY Patent Application in the U.S. and in all countries in which the ALBANY Patent Application is filed. MMD shall reimburse ALBANY for all reasonable, necessary, and appropriate expenses incurred for such prosecution.

     3.2 ALBANY Patents. After the respective dates of the allowance and issuance of ALBANY Patents in any country, and except for the fees and costs associated with any U.S. interference dealt with separately in this Article 3, MMD shall, through its counsel and at its own expense, diligently direct and conduct such processes as appropriate for extension, renewals, Supplemental Protection Certificates and maintenance of the ALBANY Patents.

     3.3 Abandonment. Should ALBANY decide, for any reason, not to prosecute the ALBANY Patent Application or maintain the ALBANY Patents pursuant to this
Article 3, it will promptly notify MMD, and MMD may prosecute, maintain or abandon the ALBANY Patent Application or ALBANY Patents, at its own expense and in its sole discretion. ALBANY shall cooperate with MMD, at the reasonable expense of MMD, in the prosecution and maintenance of the ALBANY Patent Application and ALBANY Patents by MMD pursuant to this Section 3.3.

     3.4 U.S. Interference Proceeding. The parties recognize and acknowledge that certain patent applications owned by MMD or its Affiliates or Sublicensees, including the MMD-Krauss Patent Application and the MMD-King Patent Application, and the ALBANY Patent Application, may claim overlapping subject matter and that, therefore, an interference proceeding may be declared as to certain claims by the U.S. PTO either prior or subsequent to the issuance of any patent or patents from the ALBANY Patent Application or patent applications owned by MMD or its Affiliates or Sublicensees. It is further understood by the parties that it is in the best interests of both parties to resolve all issues of interference in order to ensure that the claims of any patent or patents which may issue from the ALBANY Patent Application and/or the patent applications owned by MMD or its Affiliates or Sublicensees are valid and enforceable. In the event that an interference is declared or provoked, the parties agree to resolve issues relating to this interference as follows:

           3.4.1 Arbitration.  Both parties will immediately exchange proofs on
                 -----------
the issue of priority. If the parties cannot agree as to who should prevail in an interference, the parties agree that the issue of priority and any other matters which may properly be considered pursuant to interference practice before the U.S. PTO shall be determined by arbitration pursuant to the provisions of 35 USC Sec. 135 and 37 CFR Sec. 1.690.

           3.4.2 Single Arbitrator.  The parties agree that the arbitration
                 -----------------
shall be conducted using a single arbitrator. In the event the parties are unable to agree on a single arbitrator, the arbitration shall be conducted by a single arbitrator chosen by agreement of two arbitrators, one selected by each of the respective parties.

        3.4.3 Procedure. Upon selection of an arbitrator, the parties shall meet
              ---------
with the arbitrator to determine the issues for consideration and the procedure to be followed. The procedure to be followed in the arbitration shall be as set forth in 37 CFR, Part 1, Subpart E, including but not limited to, motion practice and the submission of priority evidence by declaration and/or by testimony, except as otherwise agreed by the parties. The arbitrator shall establish a reasonable schedule for action not inconsistent with practice in the U.S. PTO or with the parties' desire to expedite the process leading to a decision.

        3.4.4 Legal Fees; Reimbursement. In the event that ALBANY prevails in
              -------------------------
the arbitrated interference with the Process Manufacturing Claim, and the arbitration decision is accepted by the U.S. PTO, ALBANY shall bear its own fees and costs associated with the interference. However, in the event that ALBANY does not prevail in the arbitrated interference with the Process Manufacturing Claim, MMD shall reimburse ALBANY for actual out-of-pocket legal fees and costs associated with the interference within ninety (90) days of receipt of an itemized invoice therefor, provided that such reimbursement shall be limited to the amount of the fees actually paid and incurred by MMD and its Affiliates and Sublicensees for its own counsel in such interference. To the extent MMD determines that such reimbursement shall not be paid in full, MMD and its Affiliates and Sublicensees shall submit to ALBANY a detailed accounting of all costs incurred for its own internal and external counsel in such interference and ALBANY shall have the right to, and MMD and its Affiliates and Sublicensees will execute whatever documents need to be executed to accommodate such right, make inquiries of each counsel representative as to the validity and completeness of the detail provided.

        3.4.5 Submission of Agreements. The parties agree to comply with the
              ------------------------
requirements of 35 USC 135(c) relating to submission of agreements between the parties to the U.S. PTO.

        3.4.6 Third Party to Interference. In the event that a third party is
              ---------------------------
joined by the U.S. PTO in any interference proceeding relating to the MMD-Krauss Patent Application and/or MMD-King Patent Application and the ALBANY Patent Application, the entire interference proceeding will be conducted in the PTO unless all parties agree to the arbitration as provided in this Section 3.4.

    3.5 Enforcement of ALBANY Patents.

        3.5.1 ALBANY warrants that, insofar as it is aware, no claim is pending or has been made that the manufacture, distribution and/or Sale of Product, or any material formula, process, or material employed in connection therewith, infringes upon or conflicts in any way with any proprietary rights owned by others (except for MMD and its Affiliates and Sublicensees).

        3.5.2 Initiation of Infringement Actions. In the event MMD or ALBANY
              ----------------------------------
becomes aware of any actual or threatened infringement of any ALBANY Patents, that party shall promptly notify the other party. MMD shall promptly take all reasonable legal action necessary to cause each of its Assignees, Controlled Affiliates, or Sublicensees (and to request each of its other pharmaceutical Affiliates), to notify MMD in the event any of such entities become aware of any such actual or threatened infringement, to protect against infringement by third parties of the ALBANY Patents and any uses or processes pertaining thereto. ALBANY agrees to promptly notify MMD if it receives a patent certification or any other notice of litigation, and to advise MMD of any litigation it initiates or which may be initiated against it, and to keep MMD advised throughout such litigation. All costs of such litigation shall be borne solely by MMD.

    3.6 Defense of Third Party Infringement Claims.

        3.6.1 Defense of Infringement Claims. In the event MMD or ALBANY becomes
              ------------------------------
aware that MMD or any of its Affiliates or Sublicensees's practice of ALBANY Patents is the subject of a claim for patent infringement, that party shall promptly notify the other and the parties shall consider the claim and the most appropriate action to take. MMD shall cause each of its Assignees, Affiliates, or Sublicensees to notify MMD promptly in the event such entity becomes aware that its practice of the ALBANY Patent is the subject of a claim of patent infringement. MMD shall have the right to control the defense of any such suit brought against MMD or any of its Assignees, Affiliates, or Sublicensees and shall do so at its own expense. MMD shall have the right to require ALBANY's reasonable cooperation in any such suit, upon written notice to ALBANY, and ALBANY shall have the obligation to participate and MMD shall bear the costs of its participation. MMD shall have the right to enter into any settlement upon ALBANY's written consent, which consent shall not be unreasonably withheld.

        3.6.2 Royalty Reduction. In the event that a third party asserts that
              -----------------
MMD's manufacture, use or Sale of Product constitutes infringement of such third party's patent which dominates the ALBANY Patents, MMD shall be entitled to deduct from royalty payments otherwise due ALBANY under this Agreement the lesser of One Million Dollars ($1,000,000) or twenty five percent (25%) of any costs, expenses (including reasonable legal fees and expenses) and damages paid to such third party or amounts paid in a settlement with such third party; provided that the amount that MMD is entitled to deduct from royalty payments due for any quarter shall not exceed one third (1/3) of the royalties due ALBANY for such quarter.

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

     3.7 Product Liability Indemnification. MMD agrees to defend ALBANY, its agents, directors, officers and employees, at MMD's cost and expense, and will indemnify and hold harmless ALBANY, its agents, directors, officers and employees, from and against any and all losses, costs, damages, fees or expenses (including attorney fees and disbursements) arising out of or in connection with the manufacture, commercialization, marketing, Sale or use of any Product, including, but not limited to, any actual or alleged injury, damage, death or other consequence occurring to any person or property as a result, directly or indirectly, of the possession, use or consumption of any Product, whether claimed by reason of breach of warranty, theory of strict liability, negligence, Product defect or otherwise, and regardless of the form in which any such claim is made.

     3.8 Attorneys Fees and Expenses. MMD shall reimburse ALBANY for all of ALBANY's expenses, including attorney fees and disbursements, arising out of or relating to a claim by ALBANY to enforce Sections 3.2, 3.4, 3.5, 3.6, and 3.7.

                                   ARTICLE 4

                              PAYMENT OBLIGATIONS

     4.1 Initial License Fee. On the Effective Date hereof MMD shall pay to the order of ALBANY as the initial license fee for the ALBANY Patent Application the sum of Two Hundred Thousand Dollars ($200,000) in the form of an MMD check or wire transfer to the following account of Albany Molecular Research, Inc.: ***; ABA # ***; Account Number ***.

     4.2 Milestone Payments. MMD further agrees, on the occurrence of the events described in this Section 4.2, to make the following additional milestone payments to the account of ALBANY in the manner set forth in the preceding section:

          (a) With respect to the Process Manufacturing Claim, when and if a patent with such a claim issues in the U.S., the sum of *** Dollars ($***) will be paid to ALBANY, at the earlier to occur of (i) the survival of an interference action with MMD or (ii) the expiration of one year from the date of issuance, provided that no interference action has been declared by the PTO and not at that time resolved. MMD shall, within thirty (30) days of the date notified in writing by ALBANY of the issuance, institute appropriate action to provoke an interference claim with respect to such patent. So long as MMD institutes appropriate action to provoke an interference with such patent within thirty (30) days of the date of notification of issuance and MMD subsequently prevails in an interference, MMD shall be entitled to reimbursement of all sums paid under this subsection (a);

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

         (b) With respect to the Process Manufacturing Claim in ex-U.S. countries on the occurrence of the issuance of a patent in the first of such ex-U.S. countries, the sum of One Million Dollars ($1,000,000);

         (c) With respect to the Intermediate Process Claim, when and if a patent with such a claim issues in the U.S., the sum of *** Dollars ($***) will be paid to Albany, at the earlier to occur of (i) the survival of an interference action with MMD or (ii) the expiration of one year from the date of issuance, provided that no interference action has been declared by the PTO and not at that time resolved. MMD shall, within thirty (30) days of the date notified in writing by ALBANY of the issuance, institute appropriate action to provoke an interference claim with respect to such patent. So long as MMD institutes appropriate action to provoke an interference with such patent within thirty (30) days of the date of notification of issuance and MMD subsequently prevails in an interference, MMD shall be entitled to reimbursement of all sums paid under this subsection (c);

         (d) With respect to the Substantially Pure Claim, when and if a patent with such a claim issues in the U.S., the sum of *** Dollars ($***) will be paid to ALBANY, at the earlier to occur of (i) the survival of an interference action with MMD or (ii) the expiration of one year from the date of issuance, provided that no interference action has been declared by the PTO and not at that time resolved. MMD shall, within thirty (30) days of the date notified in writing by ALBANY of the issuance, institute appropriate action to provoke an interference claim with respect to such patent. So long as MMD institutes appropriate action to provoke an interference with such patent within thirty (30) days of the date of notification of issuance and MMD subsequently prevails in an interference, MMD shall be entitled to reimbursement of all sums paid under this subsection (d);

         (e) With respect to the Substantially Pure Claim in ex-U.S. countries, on the occurrence of the issuance of a patent in any such ex-U.S. countries, the sum of *** Dollars ($***); and

         (f) If ALBANY's Substantially Pure Claim does not issue in the U.S., but ALBANY, by reason of its activities pursuing such application in the U.S. PTO, facilitates the issuance of MMD or its Affiliates and Sublicensees own Substantially Pure Claim from MMD's-King Patent Application, or any other MMD or its Affiliates and Sublicensees current or future application, a one time commercialization fee of *** Dollars ($***).

   4.3   Royalty Payments.

         4.3.1 Royalty Rates. In addition to the milestone payments described in
               -------------
the preceding section, MMD will pay ALBANY the following royalties as a percent of the

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

Net Sales Revenue for Products Sold by MMD or its Affiliates or Sublicensees from and after the issue date of the applicable ALBANY patent:

         (a) If an ALBANY Patent issues containing the Process Manufacturing Claim in the U.S. and survives an interference as stipulated in Section 4.2(a), royalties at the rate of *** Percent (***%) of MMD or any of its Affiliates and Sublicensees worldwide Net Sales Revenues, commencing with Sales from and after the issue date of the applicable ALBANY patent, for as long as MMD or any of its Affiliates or Sublicensees utilizes a process which, in the absence of this Agreement, would otherwise infringe the Process Manufacturing Claim;

         (b) If an ALBANY Patent containing a Process Manufacturing Claim does not issue in the U.S., but does issue in any ex-U.S. countries, a royalty at the rate of *** Percent (***%) of MMD or any of its Affiliates and Sublicensees Net Sales Revenues, commencing with Sales from and after the issue date of the applicable ALBANY patent in those ex-U.S. countries in which a patent with such Claim issues for as long as MMD or any of its Affiliates or Sublicensees utilizes a process which, in the absence of this Agreement, would otherwise infringe the Process Manufacturing Claim as issued in the ex-U.S. country;

         (c) No royalties shall be paid in the event that an ALBANY Patent issues containing an Intermediate Process Claim;

         (d) If an ALBANY Patent issues containing a Substantially Pure Claim in the U.S. and survives an interference as stipulated in Section 4.2(d), royalties at the rate of *** Percent (***%) of MMD or any of its Affiliates and Sublicensees Net Sales Revenues in the U.S. commencing with Sales from and after the issue date of the applicable ALBANY patent for as long as MMD or any of its Affiliates or Sublicensees markets and/or Sells a product which, in the absence of this Agreement, would otherwise infringe the Substantially Pure Claim as issued;

         (e) If an ALBANY Patent issues containing a Substantially Pure Claim in any of the ex-U.S. countries, royalties at the rate of *** Percent (***%) of MMD or any of its Affiliates and Sublicensees Net Sales Revenues in each of the ex-U.S. countries in which such a patent issues commencing with Sales from and after the issue date of the applicable ALBANY patent for as long as MMD or any of its Affiliates or Sublicensees markets and/or Sells a product which, in the absence of this Agreement, would otherwise infringe the Substantially Pure Claim as issued in the ex-U.S. country;

         (f) If any ALBANY Patent with the Substantially Pure Claim does not issue in the U.S., but ALBANY, by reason of its activities pursuing such application in the U.S. PTO facilitates the issuance to MMD or any of its Affiliates or Sublicensees a patent with a Substantially Pure Claim under a patent application of MMD or any of its Affiliates or Sublicensees patent application, no royalties shall be payable; and

              (g) Royalty rates described in (a), (b), (d) and (e) above are individually triggered by satisfaction of the preconditions described for each.

       4.3.2  Royalty Payment. All royalties due hereunder shall be calculated
              ---------------
every calendar quarter, or such pro rata share thereof as is applicable, and shall be paid by MMD to ALBANY within forty-five (45) days after the end of such quarter.

       4.3.3  Exchange Rate. All amounts payable will first be calculated in the
              -------------
currency of sale and then converted into United States dollars on a quarterly basis using as a rate of exchange the actual foreign currency exchange rate on the last day of the month preceding the end of the quarter or such other method as is consistent with MMD's internal foreign currency translation procedures.

     4.4 Tax Withholding. In the event that MMD is required to withhold taxes imposed upon ALBANY for any payment under this Agreement by virtue of the statutes, laws, codes or governmental regulations of the U.S., then such payments shall be made by MMD on behalf of ALBANY by deducting from the payment due ALBANY and remitting such taxes to the proper authorities on a timely basis and the payments provided for under this Agreement shall be adjusted appropriately, provided that MMD shall supply ALBANY with official documentation and/or tax receipts on such withholdings supporting such taxes and such payments as may be required by ALBANY for its tax records within sixty (60) days of the withholding.

                                   ARTICLE 5

                                CONFIDENTIALITY
                                ---------------

     5.1 Confidentiality. During the term of this Agreement and for a period of ten (10) years thereafter, each party agrees, for itself, its employees agents, consultants, Controlled Affiliates, other pharmaceutical Affiliates, Sublicensees and clinical investigators that it and each such person or entity will maintain in confidence all Confidential Information disclosed in connection with this Agreement and shall obtain written confidentiality agreements from each such person or entity. Neither party nor its employees, agents, consultants, assignees, Controlled Affiliates, other pharmaceutical Affiliates, Sublicensees and clinical investigators shall use or disclose such Confidential Information except as permitted under this Agreement. Each party shall promptly notify the other upon discovery of any unauthorized use or disclosure of the Confidential Information. "Confidential Information", with respect to each party, means any confidential or proprietary information, including, any present or future formulas, research project, work in process, inventions, procedures, development, scientific, engineering, manufacturing, marketing, business or financial plan or records, personnel matter, products, sales, suppliers, customers, employees, or investors, whether such Confidential or proprietary information is in oral, written, graphic or electronic form (including all copies in whole or in part of any of the foregoing) and which derives value from being known to the discloser or owner. "Confidential Information" shall not include any information which:

         a) the recipient can demonstrate to the reasonable satisfaction of the disclosing party was already known to the recipient, other than under an obligation of confidentiality, at the time of disclosure;

         b) was generally available to the public or otherwise part of the public domain at the time of its disclosure;

         c) becomes generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the recipient;

         d) was disclosed to the recipient, other than under an obligation of confidentiality, by a third party who had no obligation not to disclose such information to others; or

         e) the recipient can demonstrate to the reasonable satisfaction of the disclosing party was independently developed by the recipient without reference to the disclosure.

   5.2 Financial Disclosure. The parties agree that the material financial terms of the Agreement shall also be considered Confidential Information of both parties and may be disclosed only as required in ALBANY's financial statements. MMD and its Affiliates and Sublicensees understand that such financial statements are, or may be, required to be delivered to certain entities and/or individuals, including shareholders, financial institutions, underwriters, other lending institutions, government agencies, customers and potential customers and investors.

   5.3 Authorized Disclosure. Each party may disclose the Confidential Information to the extent such disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation, furthering the research and other progress contemplated by the Commercialization Agreement or complying with applicable governmental regulations including those requiring promulgation of periodic reports to shareholders, provided that if such party is required to make any such disclosure of the Confidential Information it shall, to the extent practicable, give reasonable advance notice to the other party of such disclosure requirement and, except to the extent inappropriate in the case of patent applications, shall use diligent efforts to secure confidential treatment of such information required to be disclosed. In addition, MMD may disclose such Confidential Information to its Controlled Affiliates, other pharmaceutical Affiliates, and Sublicensees. In connection with any such disclosure, MMD and its Controlled Affiliates, other pharmaceutical Affiliates, and Sublicensees shall use diligent efforts to secure confidential treatment of such information and MMD shall be responsible for any prohibited disclosure by itself or any such person or entity. ALBANY agrees to request confidential treatment by the Securities and Exchange Commission with respect to the material financial terms of this Agreement.

                                   ARTICLE 6

                               TERM; TERMINATION
                               -----------------

     6.1 Term. This Agreement will commence as of the Effective Date and, unless sooner terminated as provided hereunder, shall terminate upon the expiration of the last to expire patent of the ALBANY Patents having a claim which covers any Product made, used or Sold by MMD or any of its Affiliates and Sublicensees.

     6.2   Termination by MMD.

           6.2.1  Unilateral Right to Terminate. In the event MMD and its
                  -----------------------------
Assignees, Affiliates, and Sublicensees decide to discontinue in any country development and/or commercialization of Product for any commercial or scientific reason, MMD shall have the right to terminate this Agreement with respect to such country upon sixty (60) days' written notice. In the event of such termination, MMD shall pay ALBANY all accrued payments due ALBANY through the termination date and ALBANY shall have the right to grant licenses covering the Technology for sale in such country.

           6.2.2  Termination for Breach by ALBANY. MMD shall have the right
                  --------------------------------
to terminate this Agreement, in addition to pursuing any remedies available under law or in equity, upon sixty (60) days' written notice to ALBANY, if ALBANY is in material breach of this Agreement and such breach is not cured within such sixty (60) day period (unless any such breach is not curable within sixty (60) days and ALBANY is proceeding to use diligent and continuing efforts to cure such breach, in such event, such notice period shall be extended for the time reasonably necessary for cure); provided, however, in the event of such breach for which MMD elects not to terminate this Agreement, MMD may elect to continue this Agreement while pursing its legal remedies, including the receipt of damages related to such breach. Any final, non-appealable damages awarded may, at MMD's option, be deducted from any royalties or other payments owned to ALBANY.

     6.3   Termination by ALBANY

           6.3.1 Right to Terminate upon Notice from MMD.  In the event that MMD
                 ---------------------------------------
or any of its Assignees, Affiliates, and Sublicensees decides to discontinue in any country development and/or commercialization of Product for any commercial or scientific reason, MMD shall give notice in writing to ALBANY of such decision and thereafter, ALBANY shall have the right to immediately terminate this Agreement with respect to such country by written notice to MMD. In the event of such termination, MMD shall pay ALBANY all accrued payments due ALBANY through the termination date and ALBANY shall have the right to grant licenses covering the Technology for sale in such country.

           6.3.2 Right to Terminate upon Notice from MMD.  In the event that MMD
                 ---------------------------------------
and such of its Affiliates as to which MMD owns or controls at least ninety five percent (95%) of the voting stock (a "Controlled Affiliate") fail to devote their reasonable best efforts to market and Sell Products in any country ALBANY shall have the right to immediately terminate this Agreement with respect to such country by sixty (60) day written notice to MMD. In the event of such termination, MMD shall pay ALBANY all accrued payments due ALBANY through the termination date.

           6.3.3 Termination for breach by MMD.  ALBANY shall have the right to
                 -----------------------------
terminate this Agreement, in addition to pursuing any remedies available under law or in equity, upon sixty (60) days' written notice to MMD, if MMD or any of its Assignees, Affiliates, or Sublicensees is in material breach of this Agreement and such breach is not cured within such sixty (60) day period (unless any such breach is not curable within sixty (60) days and MMD and such Assignee, Affiliate, or Sublicensee is proceeding to use diligent and continuing efforts to cure such breach, in such event such notice period shall be extended for the time reasonably necessary for cure). Notwithstanding the foregoing, in the event of nonpayment of any amounts due hereunder, the initial sixty (60) day time frame set forth above shall be extended for an additional period of up to thirty
(30) days if MMD is attempting to resolve any dispute over the payment obligation or amount in good faith. Upon resolution of any such dispute, MMD shall pay ALBANY any amounts owing with interest thereon at the prime rate on the date of such resolution, as stated in the Wall Street Journal, New York edition, on such date or the immediately preceding business date if such resolution date is not a business date.

     6.4   Reversion of Rights after Termination.  Upon termination,
           -------------------------------------
ALBANY shall have the exclusive right, title and interest in and to the ALBANY Patent Application and the ALBANY Patents; none of MMD or any of its Affiliates or Sublicensees shall have any right to exploit the ALBANY Patent Application or the ALBANY Patent from and after the date of termination.

     6.5 Termination by either party pursuant to this Article VI shall be by written notice to the other party and, unless otherwise provided herein, shall be effective on the date specified in such written notice to the other party, giving effect to any applicable notice period provided hereunder.

     6.6 Promptly upon termination of this Agreement, each party shall return to the other party hereto all Technology and Confidential Information of such other party.

                                   ARTICLE 7

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     7.1 Mutual Representations and Warranties. Each party hereby represents and warrants:

           7.1.1 Corporate Power.  Such party is duly organized and validly
                 ---------------
existing under the laws of the state of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof.

           7.1.2 Due Authorization.  Such party is duly authorized to execute
                 -----------------
and deliver this Agreement and to perform its obligations hereunder.

           7.1.3 Binding Agreement.  This Agreement is a legal and valid
                 -----------------
obligation binding upon it and enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by such party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

     7.2   ALBANY Representations and Warranties.

           7.2.1 Ownership.  ALBANY represents and warrants that (i) it has
                 ---------
received an assignment of the rights of all named inventors in and to the ALBANY Patent Application, (ii) it has not granted any license under the ALBANY Patent Application or ALBANY Patents except pursuant to this Agreement and is under no obligation to grant such license, (iii) it is the owner of the entire right, title and interest in and to the ALBANY Patent Application, and (iv) there are no outstanding liens, encumbrances, agreements or understandings of any kind, written, oral or implied, which are inconsistent with any provision of this Agreement.

           7.2.2 No Patent Infringement.  ALBANY represents and warrants that no
                 ----------------------
individual or entity has asserted to ALBANY that ALBANY, or any employee, agent, representative or other person affiliated with ALBANY is infringing or has infringed any foreign or domestic patent or has misappropriated or improperly used or disclosed any trade secret, confidential information or know-how (and ALBANY is unaware of any basis for such claim) which relates in any manner to the subject matter of this Agreement except as separately disclosed, in writing, to MMD.

           7.2.3  Patent Proceedings.  Except as to MMD, ALBANY represents and
                  ------------------
warrants to the best of its knowledge that the ALBANY Patent Application is not currently the subject of any pending interference, opposition, cancellation or other protest proceeding.

     7.3 MMD Representations and Warranties. Except as to ALBANY, MMD represents and warrants that no individual or entity has asserted to MMD that MMD would be infringing any foreign or domestic patent or would be misappropriating or improperly using or disclosing any trade secret, confidential information, or know-how (and MMD is unaware of any basis for such claim) which relates in any manner to the subject matter of this Agreement except as separately disclosed, in writing, to ALBANY.


                                   ARTICLE 8

                                 CHOICE OF LAW
                                 -------------

     8.1 Choice of Law. This agreement shall be construed in accordance with, and its performance shall be governed by, and construed in accordance with the substantive laws of the State of New York.


                                   ARTICLE 9

                                RECORDS; AUDIT
                                --------------

     9.1 Records Retention. MMD shall keep, and cause its Controlled Affiliates, other pharmaceutical Affiliates, Sublicensees, and Assignees to keep, complete and accurate records pertaining to the Sale of Products in sufficient detail to permit ALBANY to confirm the accuracy of calculations of all payments hereunder. Such records will be maintained for two (2) calendar years following the year in which any such payments were made hereunder.

     9.2 Audit Right. ALBANY shall have the right to audit the records of MMD and of its Controlled Affiliates, other pharmaceutical Affiliates, and Sublicensees concerning the payments due hereunder. Any such audit may be performed by the firm of independent certified public accountants employed by MMD to conduct its regular annual audit or by a firm of independent certified accountants selected by ALBANY reasonably acceptable to MMD. In any such audit, the accountants shall have the right to examine such books of MMD and of its Controlled Affiliates, other pharmaceutical Affiliates, and Sublicensees at all reasonable times (but not more than once in each calendar year) within two years after the end of the year in which any such payments were made for the purpose of verifying that such payments were properly made under this Agreement. Such examination shall be made during normal business hours. ALBANY agrees that information furnished to it as a result of any such examination shall be limited to a statement by such firm of independent public accountants to the effect that it has reviewed the books of account of MMD and that the amount of the payment has been determined in conformity with such books of account and the applicable provisions of this Agreement, or setting forth any required adjustments and the reasons for such adjustments. If the verification hereunder is performed at substantially the same time as the regular annual audit of MMD by the firm of independent certified public accountants employed by MMD to conduct its regular annual audit, the fees and expenses of such verification shall be borne by MMD. In any other event the fees and expenses of such verification shall be borne by ALBANY, provided that MMD shall reimburse ALBANY for such fees and expenses in the event that the audit reveals a discrepancy between the amount paid in any year and the amount due for such year of more than five percent (5%).

     9.3 Survival. This Article 9 shall survive any termination of this Agreement for a period of two (2) years.

                                   ARTICLE 10

                            MISCELLANEOUS PROVISIONS
                            ------------------------

     10.1 Relationship of the Parties. Neither party is, nor will be deemed to be, an agent or legal representative of the other party for any purpose. Neither party will be entitled to enter into any contracts in the name of or on behalf of the other party, and neither party will be entitled to pledge the credit of the other party in any way or hold itself out as having authority to do so. No party will incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided herein.

     10.2 Assignment. Except as otherwise provided herein, neither this Agreement nor any interest hereunder will be assignable in part or in whole by any party without the prior written consent of the other, provided, however, that either party may assign this Agreement to any successor by merger or sale of substantially all of its assets in a manner such that the assignor will remain liable and responsible for the performance and observance of all its duties and obligations hereunder. This Agreement will be binding upon the successors and permitted assigns of the parties and the name of a party appearing herein will be deemed to include the names of such party's successor's and permitted assigns to the extent necessary to carry out the intent of this Agreement. Any assignment which is not in accordance with this section will be void.

     10.3  Public Announcements.

           10.3.1  Press Releases and Third-Party Communications.  After
                   ---------------------------------------------
execution hereof and during the term of this Agreement, neither party shall issue a press release relating to this Agreement without first obtaining the approval of the other, such approval not to be unreasonably withheld. The parties will jointly develop a strategy for responding to third-party inquiries related to this Agreement.

           10.3.2  Publication. During the term of this Agreement, neither party
                   -----------
shall approve or make any confidential or non-confidential disclosures of the Technology or the Confidential Information without first securing the written approval of the other party, which approval shall not be unreasonably withheld.

     10.4 Notice. All notices and other communications hereunder will be in writing and will be deemed given if delivered personally or registered or certified mail, return receipt requested and postage prepaid or sent by express courier service, to the parties at the following addresses (or at such other addresses for a party as will be specified by the like notice; provided, that notices of a change of address will be effective only upon receipt thereof):

     If to ALBANY, addressed to:

           Albany Molecular Research, Inc.
           21 Corporate Circle
           Albany, NY 12203-5154
           Attn:  Vice President, Finance & Operations

     If to MMD, addressed to:

           Marion Merrell Dow, Inc.
           9300 Ward Parkway
           P.O. Box 8480
           Kansas City, Missouri 64114-0480
           Attn:  General Counsel

     10.5 Amendment. No amendment, modification or supplement of any provision of the Agreement will be valid or effective unless made in writing and signed by a duly authorized officer of each party.

     10.6 Waiver. No provision of the Agreement unless such provision otherwise provides will be waived by any act, omission or knowledge of a party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving party.

     10.7 Survival. In the event of termination or expiration of this Agreement, Sections 3.6, 3.7, 4.2(f), 6.4, and 10.3 and Articles 5, 8, and 9 shall survive.

     10.8 Severability. Whenever possible, each provision of the Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of the Agreement.

     10.9 Entire Agreement of the Parties. The Agreement together with the Stock Purchase Agreement and Commercialization Agreement (both of even date herewith) constitute and contain the complete, final and exclusive understanding and agreement of the parties and cancel and supersede any and all prior negotiations, correspondence, understandings, and agreements, whether oral or written, between the parties respecting the subject matter thereof.

     10.10 Arbitration. Other than the arbitration in Section 3.4, any dispute arising out of, or relating to, this Agreement shall be resolved by arbitration, held in New York State, under the Commercial Rules of the American Arbitration Association. The decision of the Arbitrator(s) shall be binding and conclusive.

     10.11 Payment Terms. All payment terms not otherwise defined in this Agreement, shall be due and payable no later than thirty (30) days after the date of an invoice submitted by ALBANY to MMD and reasonably detailing the expenses invoiced.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, including all Exhibits attached hereto and incorporated herein by reference.

MARION MERRELL DOW INC.             ALBANY MOLECULAR RESEARCH, INC.

By: /s/ Fred W. Lyons, Jr.          By: /s/ Harold M. Armstrong, Jr.
   -------------------------------     -----------------------------------------
Title:  Chairman & CEO              Title:  Vice President, Finance & Operations
      ----------------------------        --------------------------------------

                                   EXHIBIT A

                                  DEFINITIONS

     1.    "Affiliate" means any entity that directly or indirectly Owns, is
            ---------
Owned by or is under common Ownership with a party to this Agreement, where "Owns" or "Ownership" means direct or indirect possession of at least fifty percent (50%) of the outstanding voting securities of a corporation or a comparable equity interest in any other type of entity.

     2.    "Agreement" means the present agreement with all Exhibits hereto.
            ---------

     3.    "ALBANY Patent Application" means the patent application described in
            -------------------------
Exhibit B hereto as originally filed, and including any divisional, continuations-in-part and continuations thereof as well as non-U.S. counterpart applications.

     4.    "ALBANY Patents" means all patents issuing from the ALBANY Patent
            --------------
Application. Patents as used herein shall include, without limitation, all extensions, reissues, reexaminations certificates, renewals, divisions, continuations, and continuations-in-part of the aforementioned.

     5.    "Claim or Claims" means any claim or claims of ALBANY Patents which
            ---------------
cover essentially the same scope as claim 1 (hereinafter referred to as "Process Manufacturing Claim"), claims 7 and 8 (hereinafter referred to as "Intermediate Process Claim"), and claim 20 (hereinafter referred to as "Substantially Pure Claim") of the ALBANY Patent Application as described in Exhibit B.

     6.    "ex-US countries" are Canada, Japan, Australia and New Zealand,
            ---------------
France, Germany, Italy, Spain and the United Kingdom.

     7.    "MMD" '129 Patent" means U.S. Patent Number 4254129.
            ----------------

     8.    "MMD-King Patent Application" means the MMD patent application as
            ---------------------------
originally filed and included as Exhibit A-2 hereto and including any divisional, continuations-in-part, and continuations thereof.

     9.    "MMD-Krauss Patent Application" means the MMD patent application as
            -----------------------------
originally filed and included as Exhibit A-1 hereto and including any divisional, continuations-in-part, and continuations thereof.

     10.   "Net Sales Revenue" means the total of all amounts invoiced by MMD or
            -----------------
its Affiliates and Sublicensees, as appropriate, for the Sale of Product in the relevant territory, less the following deductions to the extent included in the amount invoiced:

           (a) trade, cash, quantity or other discounts including rebates actually allowed or taken;

           (b) amounts repaid or credited by reason of rejections, defects or returns or because of retroactive price reductions;

           (c)   freight, insurance and other transportation;

           (d)   rebates paid pursuant to law or government regulations; and

           (e) taxes on the Sales of Product, whether denominated as value added taxes, sales taxes or excise taxes to the extent arising out of said Sales and included in said invoiced amount.

     Notwithstanding the foregoing, amounts received by MMD or any of its Affiliates for the sale of Products among MMD and its Affiliates, whether for their internal use or for resale or other disposition shall not be included in the computation of Net Sales Revenue hereunder but must be included when invoiced to non-affiliated third parties by MMD or its Affiliates.

     In the event that a pharmaceutical or diagnostic product is developed and sold by MMD or any of its Affiliates or Sublicensees which is comprised in part of Product and of one or more other active ingredients or other parts which could be sold separately (collectively, a "Combination Product"), the parties shall determine, by mutual agreement, the percentage of sales revenue generated by Sale of the Combination Product that will be included for the purpose of calculating "Net Sales Revenue".

     11.   "Product" means any therapeutic, diagnostic or prophylactic
            -------
composition or article of manufacture developed, manufactured or Sold by MMD or any of its Affiliates or Sublicensees, which when used, made, practiced or Sold would, but for the license granted MMD pursuant to this Agreement, constitute an infringement of an ALBANY Patent.

     12.   "Sale, Sell, or Sold" means the transfer by MMD or any of its
            -------------------
Affiliates or Sublicensees to a third party of custody, possession or indicia, or any right of ownership in a Product. A Sale shall be effective immediately upon said transfer. Notwithstanding the foregoing, a transfer of a Product to a third party without consideration in connection with the development, testing, marketing or promotion of a Licensed Product shall not be deemed to be a Sale hereunder.

     13.   "Sublicensee" means a third party to whom MMD has granted a
            -----------
sublicense to make, have made, use or sell Products. Notwithstanding the foregoing, a third party shall not be deemed to be a Sublicensee hereunder if such third party is a distributor of

MMD who performs a routine distribution function but who does not bear primary responsibility for marketing.

     14.   "TDCC" means The Dow Chemical Company and successors to all or
            ----
substantially all of its pharmaceutical business as currently operated.

     15.   "Technology" shall mean all inventions, whether patentable or
            ----------
unpatentable, discoveries, trade secrets, information, experience, data, formulas, procedures and results, and improvements thereon, developed by ALBANY which relate to the research, development, synthesis or use of manufacturing processes for TAM or which is developed by ALBANY pursuant to the Research Program described in Exhibit C hereto, as may be amended by mutual agreement of the parties.

     16.   "Terfenadine Acid Metabolite" or "TAM" means 4-[1-hydroxy-4-[4-
            ---------------------------
hydroxydiphenylmethyl)-1-piperidinyl]butyl]-[Greek letter alpha], [Greek letter alpha]-dimethyl-benzeacetic acid, or a pharmaceutically acceptable salt thereof.

                                  EXHIBIT A-1

                            MMD Patent Application
                            ----------------------

                   NOVEL PROCESS FOR PIPERIDINE DERIVATIVES
                   ----------------------------------------

                          BACKGROUND OF THE INVENTION
                          ---------------------------


     The present invention is related to a novel process for preparing certain piperidine derivatives which are useful as antihistamines, antiallergy agents and bronchodilators [United States Patent No. 4,254,129, March 3, 1981, United States Patent No. 4,254,130, March 3, 1981 and United States Patent No. 4,285,958, April 25, 1981].


     These piperidine derivatives can be described by the following formulas:

                        [MOLECULAR DIAGRAM APPEARS HERE]
wherein

     R\\1\\ represents hydrogen or hydroxy;
     R\\2\\ represents hydrogen; or
     R\\1\\ and R\\2\\ taken together form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\;
     n is an integer of from 1 to 5;
     R\\3\\ is -CH\\2\\OH, -COOH or -COOalkyl wherein the alkyl moiety has from 1 to 6 carbon atoms and is straight or branched; each of A is hydrogen or hydroxy; and pharmaceutically acceptable salts and individual optical isomers thereof.

     The novel process for preparing the piperidine derivatives of formula (I) and formula (II) of the present invention offers high yields and ease of purification.


                           SUMMARY OF THE INVENTION
                           ------------------------

     The present invention provides a novel process for preparing the piperidine derivatives of formula (I) and formula (II)

                        [MOLECULAR DIAGRAM APPEAR HERE]
wherein

     R\\1\\ represents hydrogen or hydroxy;

     R\\2\\ represents hydrogen; or

     R\\1\\ and R\\2\\ taken together form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\;

     n is an integer of from 1 to 5;

     R\\3\\ is -CH\\2\\OH, -COOH or -COOalkyl wherein the alkyl moiety has from 1 to 6 carbon atoms and is straight or branched; each of A is hydrogen or hydroxy; and

     pharmaceutically acceptable salts and individual optical isomers thereof comprising the steps of:

     (a)  reacting a benzeneacetic acid compound of the formula

                        [MOLECULAR DIAGRAM APPEARS HERE]



wherein A is as defined above and R is hydrogen or C\\1\\-C\\6\\ alkyl with a suitable reducing agent to give a phenethyl alcohol;


     (b) reacting the phenethyl alcohol with a (omega)-halo compound of the formula

                        [MOLECULAR DIAGRAM APPEARS HERE]


wherein B is halo or hydroxy, Hal represents C1, Br or I and n is as defined above, in the presence of a suitable Lewis acid to produce a (omega)-halo hydroxyethylphenylketone; and

     (c) reacting the (omega)-halo hydroxyethylphenylketone with a piperidine compound of the formula

                        [MOLECULAR DIAGRAM APPEARS HERE]



wherein R\\1\\ and R\\2\\ are as defined above in the presence of a suitable non-nucleophilic base to produce a piperidine hydroxyethylphenylketone derivative of formula (II) wherein R\\3\\ is -CH\\2\\OH;

     (d) optionally reacting the piperidine hydroxyethylphenylketone derivative of formula (II) wherein R\\3\\ is -CH\\2\\OH with a suitable oxidizing agent to produce a piperidine carboxyphenylketone derivative of formula (II) wherein R\\3\\is -COOH;

     (e) optionally reacting the piperidine carboxyphenylketone derivative of formula (II) wherein R\\3\\ is -COOH to produce a piperidine carboxyphenylketone ester derivative of formula (II) wherein R\\3\\ is -COOalkyl.

     (f) optionally reacting the piperidine carboxyphenylketone derivative of formula (II) wherein R\\3\\ is -COOH or the piperidine carboxyphenylketone ester derivative of formula (II) wherein R\\3\\ is -COOalkyl with a suitable reducing agent to produce a piperidine carboxyphenylalcohol derivative of formula (I) wherein R\\3\\ is -COOH or the piperidine carboxyphenylalcohol ester of formula (I) wherein R\\3\\ is -COOalkyl;

     (g) optionally reacting the piperidine carboxyphenylalcohol derivative of formula (I) wherein R\\3\\ is -COOH to produce a piperidine carboxyphenylalcohol ester derivative of formula (I) wherein R\\3\\ is -COOalkyl; and

     (h) optionally reacting the piperidine hydroxyethylphenylketone derivative of formula (II) wherein R\\3\\ is -CH\\2\\OH, the piperidine carboxyphenylketone derivative of formula (II) wherein R\\3\\ is -COOH, the piperidine carboxyphenylketone ester derivative of formula (II) wherein R\\3\\ is -COOalkyl, the piperidine carboxyphenylalcohol derivative of formula (I) wherein R\\3\\ is -COOH or the piperidine carboxyphenylalcohol ester of formula (I) wherein R\\3\\ is -COOalkyl with an appropriate deprotecting reagent, with the proviso that each of the hydroxy groups present in the compounds described in steps a-g are optionally protected or unprotected.

     Alternatively, the present invention provides a novel process for preparing the piperidine derivatives of formula (I) comprising the steps of:

     (a) reacting the (omega)-halo hydroxyethylphenylketone with a suitable reducing agent to produce a (omega)-halo hydroxyethylphenylalcohol;

     (b) reacting the (omega)-halo hydroxyethylphenylalcohol with a piperidine compound of the formula

                        [MOLECULAR DIAGRAM APPEARS HERE]


wherein R\\1\\ and R\\2\\ are as defined above, in the presence of a suitable non-nucleophilic base to produce a piperidine hydroxyethylphenylalcohol derivative of formula (I) wherein R\\3\\ is -CH\\2\\OH;

     (c) optionally reacting the piperidine hydroxyethylphenylalcohol derivative of formula (I) wherein R\\3\\ is -CH\\2\\OH with a suitable oxidizing agent to produce a piperidine carboxyphenylalcohol derivative of formula (I) wherein R\\3\\ is-COOH; and

     (d) optionally reacting the piperidine carboxyphenylalcohol derivative of formula (I) wherein R\\3\\ is -COOH to produce the piperidine carboxyphenylalcohol ester derivative of formula (I) wherein R\\3\\ is -COOalkyl.

     (e) optionally reacting the piperidine hydroxyethylphenylalcohol derivative of formula (I) wherein R\\3\\ is -CH\\2\\OH, the piperidine carboxyphenylalcohol derivative of formula (I) wherein R\\3\\ is -COOH or the piperidine carboxyphenylalcohol ester derivative of formula (I) wherein R\\3\\ is -COOalkyl with an appropriate deprotecting reagent, with the proviso that each of the hydroxy groups present in the compounds described in steps a-d are optionally protected or unprotected.

     In addition, the present invention provides a novel process for preparing the piperidine derivatives of formula (I) comprising the steps of:

     (a) reacting the piperidine hydroxyethylphenylketone derivative of formula
(II) wherein R\\3\\ is -CH\\2\\OH with a suitable reducing agent to produce a piperidine hydroxyethylphenylalcohol derivative of formula (I) wherein R\\3\\ is -CH\\2\\OH;

     (b) optionally reacting the piperidine hydroxyethylphenylalcohol derivative of formula (I) wherein R\\3\\ is -CH\\2\\OH with a suitable oxidizing agent to produce a piperidine carboxyphenylalcohol derivative of formula (I) wherein R\\3\\ is -COOH; and

     (c) optionally reacting the piperidine carboxyphenylalcohol derivative of formula (I) wherein R\\3\\ is -COOH to produce the piperidine carboxyphenylalcohol ester derivative of formula (I) wherein R\\3\\ is -COOalkyl.

     (d) optionally reacting the piperidine hydroxyethylphenylketone derivative of formula (II) wherein R\\3\\ is -CH\\2\\OH, the piperidine hydroxyethylphenylalcohol derivative of formula (I) wherein R\\3\\ is -CH\\2\\OH, the piperidine carboxyphenylalcohol derivative of formula (I) wherein R\\3\\ is -COOH or the piperidine carboxyphenylalcohol ester derivative of formula (I) wherein R\\3\\ is -COOalkyl with an appropriate deprotecting reagent, with the proviso that each of the hydroxy groups present in the compounds described in steps a-c are optionally protected or unprotected.

     As used herein, straight or branched alkyl groups having from 1 to 6 carbon atoms as referred to herein are methyl, ethyl, n-propyl, isopropyl, n-butyl, sec-butyl, tert-butyl, n-pentyl, neopentyl and n-hexyl.

     The piperidine derivatives of the formula (I) and formula (II) can form pharmaceutically acceptable salts. Pharmaceutically acceptable acid addition salts of the compounds of this invention are those of any suitable inorganic or organic acid. Suitable inorganic acids are, for example, hydrochloric, hydrobromic, sulfuric, and phosphoric acids. Suitable organic acids include carboxylic acids, such as, acetic, propionic, glycolic, lactic, pyruvic, malonic, succinic, fumaric, malic, tartaric, citric, cyclamic, ascorbic, maleic, hydroxymaleic, and dihydroxymaleic, benzoic, phenylacetic, 4-aminobenzoic, 4-hydroxybenzoic, anthranillic, cinnamic, salicyclic, 4-aminosalicyclic, 2-phenoxybenzoic, 2-acetoxybenzoic, and mandelic acid, sulfonic acids, such as, methanesulfonic, ethanesulfonic and (beta)-hydroxyethanesu1fonic acid. Non-toxic salts of the compounds of the above-identified formula formed with inorganic or organic bases are also included within the scope of this invention and include, for example, those of alkali metals, such as, sodium, potassium and lithium, alkaline earth metals, for example, calcium and magnesium, light metals of group IIIA, for example, aluminum, organic amines, such as, primary, secondary or tertiary amines, for example, cyclohexylamine, ethylamine, pyridine, methylaminoethanol and piperazine. The salts are prepared by conventional means as, for example, by treating a piperidine derivative of formula (I) or formula (II) with an appropriate acid or base.

     The novel process for preparing the piperidine derivatives of formula (I) and formula (II) is outlined in Scheme A. In Scheme A, all substituents are as previously defined unless otherwise indicated.

                                    Scheme A



                        [MOLECULAR DIAGRAM APPEARS HERE]

                                Scheme A Cont.


                       [MOLECULAR DIAGRAM APPEARS HERE]
               A' = hydrogen, protected hydroxy or hydroxy
               B  = Halo or OH
               D  = hydrogen or a suitable protecting group
               R\\1\\' and R\\2\\' =  hydrogen, protected hydroxy, hydroxy or taken together to form a second bond
                                      between the carbon atoms bearing R\\1\\' and R\\2\\'
               R  = C\\1\\-C\\6\\ alkyl or hydrogen

     Scheme A provides a general synthetic procedure for preparing the piperidine derivatives of formula (I) and formula (II).

     In step a, the carboxy functionality of an appropriate benzeneacetic acid compound of structure (1), wherein R is hydrogen or C\\1\\-C\\6\\ alkyl, is reduced to give the corresponding phenethyl alcohol of structure (2), wherein D is hydrogen.

     For example, reduction of the appropriate benzeneacetic acid of structure
(1), wherein R is hydrogen, using, for example, sodium bis(2-methoxyethoxy)aluminum hydride, lithium aluminum hydride, diborane or aluminum hydride with diborane being preferred. Reduction of the appropriate benzeneactic acid of structure (1), wherein R is C\\1\\-C\\6\\ alkyl, using, for example, lithium aluminum hydride, lithium borohydride, sodium bis(2-methoxyethoxy)aluminum hydride, aluminum hydride, lithium triethylborohydride and lithium tri-sec-butylborohydride with lithium aluminum hydride being preferred. Suitable solvents are ethers, for example, diethyl ether, tetrahydrofuran or dioxane. These reduction reactions are carried out at temperatures ranging from about 0 degrees C to the reflux temperature of the solvent, and the reaction time varies from about 1/2 hour to 8 hours.

     The starting benzeneacetic acid compounds of structure (1) are known in the art of are prepared by procedures well known in the art. For example, the benzeneacetic acid compound of structure (1) wherein R is C\\1\\-C\\6\\ alkyl and A' is hydroxy may be prepared by treating a hot solution of 1 equivalent of an appropriate straight or branched alkyl C\\1\\-\\6\\ ester of 3-trifluoroacetoxyphenylacetic acid in dimethoxyethane with a base, such as, sodium hydride under a nitrogen atmosphere followed by the addition of 2.1 equivalents of methyliodide in dimethoxyethane to the mixture over about a 20 minute period. The mixture is refluxed for about 3 hours then concentrated to remove most of the solvent after which diethyl ether, then water are added cautiously. The organic layer is separated, extracted with ether, dried over magnesium sulfate and distilled to give the appropriate ester of the benzeneacetic acid compound of structure (1) wherein A' is a trifluoroacetoxy protected hydroxy and R is C\\1\\-C\\6\\ alkyl. To a solution of the methylated ester in 50% alcohol/water is added 3X molar amount of potassium carbonate. The solution is stirred at about 25 (degrees) C for about 8 hours then concentrated to a semisolid at reduced pressure at about 50 (degrees) C and upon cooling water is added and the mixture is neutralized with dilute hydrochloric acid then extracted with ether. The ether extract is dried over magnesium sulfate, filtered and concentrated to give the appropriate ester of the benzeneacetic acid compound of structure (1) wherein A' is hydroxy and R is C\\1\\-C\\6\\ alkyl. The esters of the benzeneacetic acid compounds of structure (1) wherein A' is a trifluoroacetoxy protected hydroxy and R is C\\1\\-C\\6\\ alkyl are known in the art, for example, from ethyl m-hydroxyphenylacetate by treatment with trifluoroacetic anhydride.

     In step b, the appropriate phenethyl alcohol of structure (2), wherein A' is hydrogen, hydroxy or a suitably protected hydroxy, is acylated with the (omega)-halo compound of structure (3) wherein B is halo under Freidel-Crafts conditions to give the corresponding (omega)-halo hydroxyethylphenylketone of structure (4) wherein A' is described as above.

     For example, the (omega)-halo hydroxyethylphenylketone of structure (4), wherein A' is hydrogen, hydroxy or a protected hydroxy, may be prepared by reacting an appropriate phenyethyl alcohol of structure (2), wherein A' is hydrogen, hydroxy or a protected hydroxy, with a appropriate (omega)-halo compound of structure (3) wherein B is halo, which are known in the art or are prepared by procedures well known in the art, under the general conditions of a Friedel-Crafts acylation using a suitable Lewis acid. The reaction is carried out in a solvent, such as carbon disulfide, methylene chloride, tetrachloroethane or nitrobenzene with methylene chloride being the preferred solvent. The reaction time varies from about 1/2 hour to 8 hours, preferably 1 to 5 hours and the reaction temperature varies from about 0 (degrees) C to 25 (degrees) C. The (omega)-halo hydroxyethylphenylketone of structure (4) wherein A' is hydrogen, hydroxy or a protected hydroxy is recovered from the reaction zone by an aqueous quench followed by extraction as is known in the art. The (omega)-halo hydroxyethylphenylketone of structure (4) wherein A' is hydrogen, hydroxy or a protected hydroxy may be purified by procedures well known in the art, such as crystallization.

     Alternatively, the appropriate phenethyl alcohol of structure (2) wherein A' is hydroxy may be acylated with the (omega)-halo compound of structure (3) wherein B is hydroxy in the presence of a Lewis acid to give the corresponding halo hydroxyethylphenylketone of structure (4) as described in Arch. Pharm. 306, 807 1973. In general, an appropriate phenethyl alcohol of structure (2), wherein
---
A' is hydroxy, and the (omega)-halo compound of structure (3), wherein B is hydroxy, are melted together at about 50 (degrees) C, then cooled to about 10 degrees C after which a Lewis acid is added in an amount about 2.2 times the molar amount of the appropriate phenethyl alcohol of structure (2), wherein A' is hydroxy, employed. The mixture is heated at about 70 degrees C for about 2 hours after which a 30% sodium acetate solution is added and extracted with ether. The organic layer is dried and the solvent evaporated to give the (omega)-halo hydroxyethylphenylketone of structure (4) wherein A' is hydroxy. The (omega)-halo hydroxyethylphenylketone of structure (4) may be purified by procedures well known in the art, such as crystallization.

     Suitable Lewis acids for the acylation reaction described in step b are well known and appreciated in the art. Examples of suitable Lewis acids are boron trichloride, aluminum chloride, titanium tetrachloride, boron trifluoride, tin tetrachloride and zinc chloride. The selection and utilization of suitable Lewis acids for the acylation reaction of step b is well known and appreciated by one of ordinary skill in the art.

     The starting (omega)-halo compounds of (3) are commercially available of easily prepared by generally known methods.

     While not necessary for utilization in the acylation reaction of step b, the hydroxyethyl functionality of those phenethyl alcohols of structure (2) may be protected with a suitable protecting group. The selection and utilization of suitable protecting groups for the phenethyl alcohols of structure (2) is well known by one of ordinary skill in the art and is described in "Protective Groups in Organic Syntheses", Theodora W. Greene, Wiley (1981). For example, suitable protecting groups for the hydroxyethyl functionality include ethers such as tetrahydrothiopyranyl, tetrahydrothiofuranyl, 2-(phenylselenyl)ethyl ether, o-nitrobenzyl ether, trimethylsilyl ether, isopropyldimethylsilyl ether, t-butyldimethylsilyl ether, t-butyldiphenylsilyl ether, tribenzylsilyl ether, triisopropylsilyl ether; and esters, such as acetate ester, isobutyrate ester, pivaloate ester, adamantoate ester, benzoate ester, 2,4,6-trimethylbenzoate (mesitoate) ester, methyl carbonate, p-nitrophenyl carbonate, p-nitrobenzyl carbonate, S-benzyl thiocarbonate and N-phenylcarbamate, with acetoxy being preferred.

     For those (omega)-halo hydroxyethylphenylketone of structure (4), wherein A' is hydrogen, hydroxy or a protected hydroxy and D is hydrogen, the Friedel-Crafts acylation may result in acylation of the hydroxyethyl functionality and will require deprotection prior to the oxidation reaction described in optional step d. Suitable deprotecting agents and methods are described in optional step d, infra.

    While also not necessary for utilization in the acylation reaction of step b, the phenol functionality of those phenethyl alcohols of structure (2), wherein A' is hydroxy may be protected with a suitable protecting group. For example, suitable protecting groups for the phenolic hydroxy include methyl ether, 2-methoxyethoxymethyl ether (MEM), cyclohexyl ether, o-nitrobenzyl ether, 9-anthryl ether, t-butyldimethylsilyl ether, acetate, benzoate, methyl carbamate, benzyl carbamate, aryl pivaloate and aryl methanesulfonate.

     In step c, the (omega)-halo functionality of the appropriate (omega)-halo hydroxyethylphenylketone of structure (4) is alkylated with the appropriate piperidine compound of structure (5) to give the corresponding piperidine hydroxyethylphenylketone derivative of formula (II) wherein R\\3\\ is -CH\\2\\OH.

     For example, the alkylation reaction is carried out in a suitable solvent preferably in the present of a base and optionally in the presence of a catalytic amount of an iodide source, such as potassium or sodium iodide, for about 4 to 120 hours and at temperatures of about 70 degrees C to the reflux temperature of the solvent. Suitable solvent for the alkylation reaction include alcohol solvents such as, methanol, ethanol, isopropyl alcohol, or n-butanol; ketone solvents, such as, methyl isobutyl ketone; hydrocarbon solvents, such as, benzene, toluene or xylene; halogenated hydrocarbons, such as, chlorobenzene or methylene chloride or dimethylformamide. Suitable bases for the alkylation reaction include inorganic bases, for example, sodium bicarbonate, potassium carbonate, or potassium bicarbonate or organic bases, such as, a trialkylamine, for example, triethylamine or pyridine, or an excess of an appropriate piperidine compound of structure (5) may be used.

     For those piperidine compounds of structure (5), wherein R\\1\\ is hydroxy, it is preferred that R\\1\\ be unprotected for utilization in the alkyation reaction of step c, but those hydroxy functionalities present in the piperidine compounds of structure (5), wherein R\\1\\ is hydroxy may be protected with a suitable protecting group. The selection and utilization of suitable protecting groups for the piperidine compounds of structure (5), wherein R\\1\\ is hydroxy is well known by one of ordinary skill in the art and is described in "Protective Groups in Organic Syntheses", Theodora W Greene, Wiley (1981). For example, suitable protecting groups for those hydroxy functionalities present include ethers such as tetrahydrothiopyranyl, tetrahydrothiofuranyl, 2-(phenylselenyl)ethyl ether, o-nitrobenzyl ether, trimethylsilyl ether, isopropyldimethylsilyl ether, t-butyldimethylsilyl ether, t-butyldiphenylsilyl ether, tribenzylsilyl ether, triisopropylsilyl ether; and esters, such as acetate ester, isobutyrate ester, pivaloate ester, adamantoate ester, benzoate ester, 2,4,6-trimethylbenzoate (mesitoate) ester, methyl carbonate, p-nitrophenyl carbonate, p-nitrobenzyl carbonate, S-benzyl thiocarbonate and N-phenylcarbamate.

     The piperidine compounds of structure (5) wherein R\\1\\ and R\\2\\ are hydrogen and where R\\1\\ is hydroxy and R\\2\\ is hydrogen are readily available to one or ordinary skill in the art. The piperidine compounds of structure (5) wherein R\\1\\ and R\\2\\ form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\ may be prepared by dehydration of the corresponding compound wherein R\\1\\ is hydroxy by procedures generally known in the art.

     In optional step d, the hydroxyethyl functionality of the appropriate piperidine hydroxyethylphenylketone derivative of formula (II) wherein R\\3\\ is -CH\\2\\OH is oxidized to give the corresponding piperidine carboxyphenylketone derivative of formula (II) wherein R\\3\\ is COOH.

     For example, oxidation of the appropriate piperidine hydroxyethylphenylketone derivative of formula (II) wherein R\\3\\ is -CH\\2\\OH may be achieved using a variety of oxidizing agents and methods.

     One such method involves a two-step procedure in which the hydroxyethyl functionality of the appropriate piperidine hydroxyethylphenylketone derivative of formula (II) wherein R\\3\\ is -CH\\2\\OH is first oxidized to the corresponding aldehyde functionality using, for example, Swern Oxidation conditions (dimethyl sulfoxide, oxyalyl chloride and triethylamine), as is known in the art. The Swern Oxidation is carried out in suitable aprotic organic solvents such as methylene chloride at temperatures ranging from about -78 degrees C to room temperature, and the reaction time varies from about 1/2 hour to 8 hours. Other suitable reagents for the oxidation of the hydroxyethyl functionality of the appropriate piperidine hydroxyethylphenylketone derivative of formula (II) wherein R\\3\\ is -CH\\2\\OH to the corresponding aldehyde functionality are Dess-Martin reagent, chromium
(IV) oxide, nickel peroxide, sodium dichromate, potassium dichromate, t-butyl chromate, silver oxide, argentic picolinate manganese dioxide lead tetraacetate, dicyclohexylcarbodiimide, 2,3-dichloro-5,6-dicyanoquinone, tetrachloro-l,
2-benzoquinone, 2,2,6,6-tetramethylpiperidinyl-l-oxy (TEMPO) or quinolinium chlorochromate.

     The intermediate aldehyde compound is then oxidized further to give the corresponding piperidine carboxyphenylketone derivative of formula (II) wherein R\\3\\ is -COOH using, for example, potassium permanganate. The potassium permanganate oxidation is carried out in a suitable acidic medium such as hydrochloric acid/acetone at a temperature ranging from about 0 degrees C to room temperature and the reaction time varies from about 1/2 hour to 8 hours. Other suitable reagents for the oxidation of the intermediate aldehyde to the corresponding piperidine carboxyphenylketone derivative of formula (II) wherein R\\3\\ is -COOH are chromium (IV) oxide, silver (I) oxide, silver oxide, argentic picolinate, peroxide, nitric acid, m-chloroperbenzoic acid and peracetic acid.

     Another method involves a one-step procedure in which the hydroxyethyl functionality of the appropriate piperidine hydroxyethylphenylketone derivative of formula (II) wherein R\\3\\ is -CH\\2\\OH is oxidized directly to the carboxy functionality to give the corresponding piperidine carboxyphenylketone derivative of formula (II) wherein R\\3\\ is

-COOH. Oxidizing reagents suitable for direct, one-step oxidation of the hydroxyethyl functionality to the carboxy functionality include, for example, chromatium (IV) oxide, potassium permanganate, nitric acid, nitrogen dioxide, ruthenium (VIII) oxide, nickel peroxide, silver oxide, t-butyl chromate and xenic acid.

     Oxidation using Swern Oxidation conditions, nickel peroxide, chromium (IV) oxide, silver oxide, sodium dichromate, potassium dichromate, manganese dioxide, 2,3-dichloro-5,6-dicyanoquinone and tetrachloro-1,2-benzoquinone is preferred for those piperidine hydroxyethylphenylketone derivatives of formula (II) wherein R\\3\\ is -CH\\2\\OH wherein R\\1\\ and R\\2\\ taken together form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\.

     As one skilled in the art would appreciate, those piperidine hydroxyethylphenylketone derivatives of formula (II) wherein R\\3\\ is -CH\\2\\OH wherein the hydroxyethyl functionality is protected must be reacted with an appropriate deprotecting reagent prior to the oxidation reaction described in step d. The selection and utilization of appropriate deprotecting reagents is well known by one of ordinary skill in the art and is described in "Protective Groups in Organic Syntheses", Theodora W. Greene, Wiley (1981). Examples of appropriate deprotecting reagents are mineral acids, strong organic acids, Lewis acids, aqueous mineral bases, catalytic hydrogenation and the like. For example, cleavage of an acetate ester protecting group on the hydroxyethyl functionality of the piperidine hydroxyethylphenylketone derivatives of formula
(II) wherein R\\3\\ is -CH\\2\\OH can be achieved by using a base, such as sodium methoxide in methanol as is known in the art. Other methods known in the art for acetate ester cleavage include potassium carbonate in methanol, methanolic ammonia, sodium hydroxide/pyridine in methanol and potassium cyanide in ethanol.

     In optional step e, the ketone functionality of the appropriate piperidine carboxyphenylketone derivatives of formula (II) wherein R\\3\\ is -COOH is reduced to give the corresponding piperidine carboxyphenylalcohol derivatives of formula (I) wherein R\\3\\ is -COOH

     For example, reduction of the appropriate piperidine carboxyphenylketone derivatives of formula (II) wherein R\\3\\ is -COOH, using, for example, sodium borohydride, potassium borohydride, sodium cyanoborohydride, or tetramethylammonium borohydride is carried out in lower alcohol solvents, such as, methanol, ethanol, isopropyl alcohol or n-butanol at temperatures ranging from about 0 degrees C to the reflux temperature of the solvent, and the reaction time varies from about 1/2 hour to 8 hours. Other suitable reducing agents are, for example, lithium tri-tert-butylaluminohydride and diisobutylaluminum hydride. These reduction reactions are carried out in suitable solvents diethyl ether, tetrahydrofuran or dioxane at temperatures ranging from about 0 degrees C to the reflux temperature of the solvent, and the reaction time varies from about 1/2 hour to 8 hours.

     Catalytic reduction may also be employed in the preparation of appropriate piperidine carboxyphenylalcohol derivatives of formula (I) wherein R\\3\\ is -COOH from an appropriate piperidine carboxyphenylketone derivatives of formula
(II) wherein R\\3\\ is -COOH, using, for example, Raney nickel, palladium, platinum or rhodium catalysts in lower alcohol solvents, such as, methanol, ethanol, isopropyl alcohol or n-butanol or acetic acid or their aqueous mixtures, or by the use of aluminum isopropoxide in isopropyl alcohol.

     Reduction using sodium borohydride or potassium borohydride is preferred over catalytic reduction for those piperidine carboxyphenylketone derivatives of formula (II) wherein R\\3\\ is -COOH wherein R\\1\\ and R\\2\\ taken together form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\.

     In addition, a chiral reduction of the appropriate piperidine carboxyphenylketone derivatives of formula (II) wherein R\\3\\ is -COOH, using, for example, (+)-B-chlorodiisopinocamphenylborane gives the corresponding
(R)-piperidine carboxyphenylalcohol derivatives of formula (I) wherein R3 is -COOH and (-)-B-chlorodiisopinocamphenylborane gives the corresponding
(S)-piperidine carboxyphenylalcohol derivatives of formula (I) wherein R\\3\\ is -COOH. Other suitable chiral reducing agents are, (R) and (S)- oxazaborolidine/BH\\3\\, potassium 9-o-(l,2:5,6-di-o-isopropylidine-(alpha)-D-glucofuransoyl)-9-boratabicyclo[3.3.1)nonane, (R) and (S)-B-3-pinanyl-9-borabicyclo[3.3.l]nonane, NB-Enantride, Lithium (R)-(+) and (S)-(-)-2,2'- dihydroxy-l,l'-binaphthyl alkoxyl aluminum hydride, (R)-(+) and (S)-(-)-2,2'- dihydroxy-6,6'-dimethylbiphenyl borane-amine complex, tris [[(lS,2S,5R)-2-isopropyl-5-methyl-cyclohex-l-yl]) methyl] aluminum, [[(1R, 3R)-2, 2-dimethylbicyclo[2.2.1]hept-3-yl]methyl]beryllium chloride, (R)-BINAP-ruthenium complex/H\\2\\ and 6,6'-bis(diphenylphosphino)-3,3'-dimethoxy-2,2' ,4,4'- tetramethyl-1,1'-biphenyl.

     As one skilled in the art would appreciate, the carboxy functionalities of the piperidine carboxyphenylketone derivatives of formula (II) wherein R\\3\\ is -COOH and piperidine carboxyphenylalcohol derivatives of formula (I) wherein R\\3\\ is -COOH may be esterified by techniques and procedures well known and appreciated by one of ordinary skill in the art to give the corresponding piperidine carboxyphenylketone ester derivatives of formula (II) wherein R\\3\\ is -COOalkyl and piperidine carboxyphenylalcohol ester derivatives of formula (I) wherein R\\3\\ is -COOalkyl.

     For example, one such method involves reacting an appropriate piperidine carboxyphenylketone derivative of formula (II) wherein R\\3\\ is -COOH with an excess of an appropriate HOalkyl wherein the alkyl moiety has from 1 to 6 carbon atoms and is straight or branched in the presence of a small amount of mineral acid, e.g. sulfuric acid at reflux. Another suitable method involves reacting an appropriate piperidine carboxyphenylketone derivative of formula (II) wherein R\\3\\ is -COOH or piperidine carboxyphenylalcohol derivative of formula (I) wherein R\\3\\ is -COOH with an excess of diazomethane in a suitable solvent such as ether at room temperature to give the methyl ester. In addition, the piperidine carboxyphenylketone ester derivatives of formula (II) wherein R\\3\\ is -COOalkyl or piperidine carboxyphenylalcohol ester derivatives of formula (I) wherein R\\3\\ is -COOalkyl may also be prepared by reacting an appropriate piperidine carboxyphenylketone derivatives of formula (II) wherein R\\3\\ is -COOH or piperidine carboxyphenylalcohol derivatives of formula (I) wherein R\\3\\ is -COOH with an excess of 2,2-dimethoxypropane in a suitable solvent such as methanol at 0 degrees C to room temperature to give the methyl ester. Another suitable method involves first reacting an appropriate piperidine carboxyphenylketone derivatives of formula (II) wherein R\\3\\ is -COOH with thionyl chloride in a suitable solvent such as methylene chloride to give an intermediate acid chloride, followed by addition of a suitable alcohol of the formula HOalkyl wherein the alkyl moiety has from 1 to 6 carbon atoms and is straight or branched.

     As one skilled in the art would appreciate, the reduction of the ketone functionality of the appropriate piperidine carboxyphenylketone derivatives of formula (II) wherein R\\3\\ is -COOH described in step e can be conducted on the (omega)-halo hydroxyethylphenylketone of structure (4) or piperidine hydroxyethylphenylketone derivatives of formula (II) wherein R\\3\\ is -CH\\2\\OH.

     For example, reduction of an appropriate (omega)-halo hydroxyethylphenylketone of structure (4) using the techniques and methods described previously in step e gives the corresponding (omega)-halo hydroxyethylphenylalcohol. The resulting benzylic alcohol functionality may be optionally protected using the protecting groups described previously for hydroxyethyl in step b. The (omega)-halo hydroxyethylphenylalcohol so formed is then subjected to the alkylation reaction with an appropriate piperidine compound of structure (5) described previously in step c to give the corresponding piperidine hydroxyethylphenylalcohol derivative of formula (I) wherein R\\3\\ is protected or unprotected -CH\\2\\OH. The appropriate piperidine hydroxyethylphenylalcohol derivative of formula (I) wherein R\\3\\ is -CH\\2\\OH is then subjected to the oxidation reaction described previously in step d using a selective oxidizing agent such as 2,2,6,6-tetramethylpiperidinyl-1-oxy (TEMPO) or quinolinium chlorochromate to give the intermediate aldehyde followed by oxidation with silver oxide to give the corresponding piperidine carboxyphenylalcohol derivative of formula (I) wherein R\\3\\ is -COOH. Reduction of an appropriate piperidine hydroxyethylphenylketone derivative of formula (II) wherein R\\3\\ is protected or unprotected -CH\\2\\OH using the techniques and methods described previously in step e gives the corresponding piperidine hydroxyethylphenylalcohol derivative of formula (I) wherein R\\3\\ is -CH\\2\\OH which is then subjected to the oxidation reaction described previously in step d using a selective oxidizing agent such as 2,2,6,6-tetramethylpiperidinyl-1-oxy (TEMPO) or quinolinium chlorochromate to give the intermediate aldehyde followed by oxidation with silver oxide to give the corresponding piperidine carboxyphenylalcohol derivative of formula (I) wherein R\\3\\ is -COOH.

     As one skilled in the art would appreciate, the benzeneacetic acid compounds of structure (1), the phenethyl alcohols of structure (2), the (omega)-halo hydroxyethylphenylketones of structure (4), piperidine compounds of structure (5), piperidine hydroxyethylphenylketone derivatives of formula (II) wherein R\\3\\ is -CH\\2\\OH, the piperidine carboxyphenylketone derivatives of formula (II) wherein R\\3\\ is -COOH, the piperidine carboxyphenylketone ester derivatives of formula (II) wherein R\\3\\ is -COOalkyl, the piperidine hydroxyethylphenylalcohol derivatives of formula (I) wherein R\\3\\ is-CH\\2\\OH, the piperidine carboxyphenylalcohol derivatives of formula (I) wherein R\\3\\ is COOH or the piperidine carboxyphenylalcohol ester derivatives of formula (I) wherein R\\3\\ is -COOalkyl which bear hydroxy or phenolic functionalities may be protected prior to use in the synthesis depicted in Scheme A using suitable protecting groups as described previously in step b.

     As one skilled in the art would appreciate, the benzeneactic acids of structure (1), the phenethyl alcohols of structure (2), the (omega)-halo hydroxyethylphenylketones of structure (4), piperidine compounds of structure
(5), piperidine hydroxyethylphenylketone derivatives of formula

(II) wherein R\\3\\ is -CH\\2\\OH, the piperidine carboxyphenylketone derivatives of formula (II) wherein R\\3\\ is -COOH or the piperidine carboxyphenylketone ester derivatives of formula (II) wherein R\\3\\ is -COOalkyl, the piperidine hydroxyethylphenylalcohol derivatives of formula (I) wherein R\\3\\ is -CH\\2\\OH, the piperidine carboxyphenylalcohol derivatives of formula (I) wherein R\\3\\ is COOH or the piperidine carboxyphenylalcohol ester derivatives of formula (I) wherein R\\3\\ is COOalkyl which bear protected hydroxy or phenolic functionalities may be reacting with prior appropriate deprotecting reagents prior to use in the synthesis depicted in Scheme A. The selection and utilization of appropriate deprotecting reagents is well known by one of ordinary skill in the art and is described in "Protective Groups in Organic Syntheses", Theodora W. Greene, Wiley (1981). Examples of appropriate deprotecting reagents are mineral acids, strong organic acids, Lewis acids, aqueous mineral bases, catalytic hydrogenation and the like.

     For example, cleavage of an acetate ester protecting group on the hydroxyethyl functionality of any of the (omega)-halo hydroxyethylphenylketones of structure (4), piperidine compounds of structure (5), piperidine hydroxyethylphenylketone derivatives of formula (II) wherein R\\3\\ is-CH\\2\\OH or piperidine hydroxyethylphenylalcohol derivatives of formula (I) wherein R\\3\\ is -CH\\2\\OH can be achieved by using a base, such as sodium methoxide in methanol as is known in the art. Other methods known in the art for acetate ester cleavage include potassium carbonate in methanol, methanolic ammonia, sodium hydroxide/pyridine in methanol and potassium cyanide in ethanol.

     Cleavage of (beta)-methoxyethoxymethyl (MEM) protecting groups on any of those (omega)-halo hydroxyethylphenylketones of structure (4), piperidine compounds of structure (5), piperidine hydroxyethylphenylketone derivative of formula (II) wherein R\\3\\ is -CH\\2\\OH, piperidine carboxyphenylketone derivative of formula (II) wherein R\\3\\ is -COOH, piperidine carboxyphenylketone ester derivatives of formula (II) wherein R\\3\\ is -COOalkyl, piperidine carboxyphenylalcohol derivatives of formula (I) wherein R\\3\\ is -COOH, piperidine carboxyphenylalcohol ester derivatives of formula
(I) wherein R\\3\\ is -COOalkyl or piperidine hydroxyethylphenylalcohol derivatives of formula (I) wherein R\\3\\ is -CH\\2\\OH wherein A is hydroxy, for example, can be achieved by using trifluoroacetic acid at room temperature or using 5 to 8 equivalents of powdered anhydrous zinc bromide in methylene chloride at about 25 degrees C by the general procedure of E. J. Corey et al., Tetrahedron Letters, 11, 809-812 1976.
                     --

     The following examples present typical syntheses as described in Scheme A. These examples are understood to be illustrative only and are not intended to limit the scope of the present invention in any way. As used herein, the following terms have the indicated meanings: "g" refers to grams; "mmol" refers to millimoles; "mL" refers to milliliters; "bp" refers to boiling point; "mp" refers to melting point; "degrees C" refers to degrees Celsius; "mm Hg" refers to millimeters of mercury; "muL" refers to microliters; "mug" refers to micrograms; and "muM" refers to micromolar.

                                   Example 1
                                   ---------

4-[4-[4-(Hydroxydiphenylmethyl)-1-piperidinyl]-1-hydroxybutyl]-(alpha),(alpha)-
-------------------------------------------------------------------------------
dimethylbenzeneacetic acid hydrochloride
----------------------------------------

Step a: 2,2-Dimethyl-phenethyl acetate
--------------------------------------

Dissolve (alpha),(alpha)-dimethy1phenyl acetic acid (140.0g, 0.853mol) in anhydrous tetrahydrofuran (l00mL) and place under a nibtrogen atmosphere. Add, by dropwise addition, a solution of lithium aluminum hydride (639mL of a 1.0M solution in tetrahydrofuran, 24.3g, 0.639mol) over a period of approximately 2 hours. Quench with deionized water (24mL), with 15% aqueous sodium hydroxide
(24mL) and again with deionized water (72mL). Stir the milky white mixture for 20 minutes, filter through filter aid, dry (MgS0\\4\\) and filter through filter aid once more. Evaporate the solvent in vacuo to give 2,2-dimethyiphenethyl alcohol as a clear yellow oil.

Dissolve 2,2-dimethylphenethyl alcohol (118.0g, 0.786mol) in pyridine
(700mL). Add, by dropwise addition, acetic anhydride (222mL, 240.7g, 2.358mol) and stir overnight at room temperature. Evaporate the solvent in vacuo and purify by distillation to give the title compound as a clear colorless oil; bp 75 degrees C @ 0.4mmHg.

Step b: 4-(4-Chloro-l-oxobutyl)-2,2-dimethylphenethyl acetate
-------------------------------------------------------------

Charge a flask with aluminum chloride (223g, l.68mol) and methylene chloride (200mL). Place under a nitrogen atmosphere, cool to 0 degrees-5 degrees C and add, by dropwise addition, (omega)-chlorobutyryl chloride (188.6g, l.34mol). After acid chloride addition is complete, add, by dropwise addition, 2,2-dimethylphenethyl acetate (128.0g, 0.67mol), keeping the temperature at approximately 0 degrees C. Continue stirring at 0 degrees C for 2 hours, quench by slowly pouring over approximately 2L of crushed ice. Add methylene chloride (500mL) and stir for 5 minutes. Separate the organic phase and extract the aqueous phase with methylene chloride (300mL). Combine the organic phases and wash with saturated aqueous sodium hydrogen carbonate (3X200mL), with deionized water (200mL) and brine (200mL). Dry (MgS0\\4\\) and stir for 30 minutes before filtering. Evaporate the solvent in vacuo and purify by chromatography (ethyl acetate/hexane) to give the title compound as an orange/brown oil.


IR (neat) 3239, 2970, 1741, 1684, 1607, 1408, 1375, 1233, 1040, 998, 844, 823
cm-/1/;

/1/H NMR (CDC1\\3\\) (delta) 7.93 (d, 2H, J = 9.0Hz), 7.46 (d, 2H, J = 9.0 Hz),
4.14 (S, 2H), 3.68 (t, 2H, J = 7.5 Hz), 3.16 (t, 2H, J = 7.5 Hz), 2.2 (m, 2H),
2.00 (S, 3H), 1.38 (S, 6H);

/13/C NMR (CDC1\\3\\) (delta) 198.5, 170.9, 151.9, 134.8, 127.9, 126.2, 72.4,
44.6, 38.6, 35.2, 26.7, 25.7, 20.8;

MS (CI, CH\\4\\) m/z (rel. intensity) 297 (MH+, 56), 261 (59), 237 (100), 219
(52).

Step c: 4-[4-[4-(Hydroxydiphenylmethyl)-1-piperidinyl]-1-oxobutyl]-2,
---------------------------------------------------------------------
2-dimethylphenethyl alcohol
---------------------------

Mix 4-(4-chloro-l-oxobutyl)-2,2-dimethylphenethyl acetate (99.5g, 0.335mol), (alpha),(alpha)-dipheny1-4-piperidinemethanol (l0l.8g, 0.335mol), potassium hydrogen carbonate (83.8g, 0.838mol), potassium iodide (1.00g, 0.006mol), toluene (600mL) and water (220mL). Stir at reflux for 72 hours, add toluene (200mL) and deionized water (l00mL). Filter through filter aid while at 80 degrees C and separate the organic phase. Dry (MgS0\\4\\), filter and purify by chromatography (ethyl acetate) to give 4-[4-[4-(hydroxydiphenylmethyl)-l-piperidinyl]-1-oxobutyl]-2,2-dimethylphenethyl acetate as an oily solid.

      IR (KBr) 3690, 3608, 3012, 2950, 2810, 1734, 1681, 1607, 1470, 1448, 1376,
      1253, 1040, 997, 704, 667 cm-/1/;

      /1/H NMR (CDCl\\3\\) (delta) 7.90 (d, 2H, J = 8.2 Hz), 7.4 (m, 5H), 7.3
      (m, 5H), 7.2 (m, 2H), 4.14 (s, 2H), 3.0 (m, 4H), 2.4 (m, 3H), 2.0 (m, 3H),
      1.95 (s, 3H), 1.4 (m, 4H), 1.38 (s, 6H);

      /13/C NMR (CDCl\\3\\) (delta) 199.4, 170.9, 151.7, 145.8, 135.1, 128.1,
      128.0, 126.5, 126.2, 125.7, 79.3, 72.5, 57.6, 53.7, 43.8, 38.6, 36.1,
      25.7, 21.2, 20.8;

      MS (CI, CH\\4\\) m/z (rel. intensity) 528 (MH+, 100), 510 (63), 450 (12),
      293 (14).

      Dissolve 4-[4-[4-(hydroxydiphenylmethyl)-1-piperidinyl]-1-oxobutyl]-2,2-
      dimethylphenethyl acetate (69.0g, 0.l3lmol) in methanol (2.5L) and add 10% aqueous sodium hydroxide (769mL, 1.92mo1). Stir at reflux for 1.5 hours, cool to 68 degrees C and evaporate the solvent in vacuo to a residue (700mL). Add chloroform (lL) and stir until solids are dissolved. Separate the organic phase and extract the aqueous phase with chloroform (3X300mL). Combine the organic phases, dry (MgSO\\4\\) and evaporate the solvent in vacuo and recrystallize (toluene) to give the title compound as a cream-colored powder; mp 135-137 degrees C.

      IR (KBr) 3609, 3011, 2950, 2809, 2772, 1680, 1606, 1492, 1470, 1448, 1366,
      1282, 1238, 1044, 791, 704, 668 cm/-1/;

      /1/H NMR (CDCl\\3\\) (delta) 7.93 (d, 2H, J = 8.2 Hz), 7.4 (m, 5H), 7.3
      (m, 5H), 7.2 (m, 2H), 3.64 (s, 2H), 2.9 (m, 4H), 2.4 (m, 3H), 1.9 (M, 5H),
      1.38 (s, 6H), 1.3 (m, 4H);

      /13/C NMR (CDCl\\3\\) (delta) 199.6, 152.1, 145.9, 135.2, 128.2, 126.4,
      125.7, 79.5, 72.7, 57.8, 53.9, 44.0, 40.4, 36.2, 26.1, 25.2, 22.2;

      MS (CI, CH\\4\\) m/z (rel. intensity) 486 (MH+, 100), 468 (81), 408 (19),
      293 (23).

      Step d: 4-[4-[4-(Hydoxydiphenylmethyl)-l-piperidinyl]-l-oxobutyl]-(alpha),
      ----------------------------------------------------------------------
      (alpha)-dimethylbenzeneacetic acid hydrochloride
      ------------------------------------------------

      Dissolve oxalyl chloride (1.57g, 12.4mmol) in methylene chloride (l7mL), cool to -55 degrees C and place under a nitrogen atmosphere. Add, by dropwise addition, a solution of dimethylsulfoxide (1.77g, 1.6lmL) in methylene chloride (4.5ml). Stir for 15 minutes and add, by dropwise addition, a solution of 4-[4-[4-(hydoxydiphenylmethyl)-l-piperidinyl]-l-oxobutyl]-2, 2-dimethylphenethyl alcohol (5.0g, l0.3mol) in methylene chloride (33mL). Stir for 30 minutes and add, by dropwise addition, triethylamine (7.2mL). Stir for 15 minutes and then allow to warm to
      - 10 degrees C. Add a solution of oxone (12.66g) in deionized water
      (50mL). Stir for 15 minutes and add methylene chloride (25mL). Separate the organic phase, wash with brine, dry (MgSO4) and evaporate the solvent in vacuo. Purify by chromatography (ethyl acetate) to give 4-[4-[4- (hydoxydiphenylmethyl)-1-piperidinyl]-1-oxobutyl](alpha), (alpha)- dimethylbenzeneacetaldehyde.

      /1/H NMR (CDC1\\3\\) (delta) 9.52 (s, 1H), 7.95 (d, 2H, J = 8.2 Hz), 7.5
      (m, 4H), 7.36 (d, 2H, J = 8.2 Hz), 7.3 (m, 4H), 7.2 (m, 2H), 2.9 (m, 4H),
      2.4 (m, 4H), 2.0 (m, 4H), 1.50 (s, 6H), 1.4 (m, 4H);

      /13/C NMR (CDCl\\3\\) (delta) 6 202, 199.9, 146.2, 136.2, 128.7, 128.3,
      127.1, 126.6, 125.9, 79.4, 57.7, 53.8, 50.6, 43.9, 42.5, 36.2, 25.9, 22.3,
      21.5;

      MS (CI, CH\\4\\) m/z (rel. intensity) 484 (MH+, 76), 466 (100), 454 (19),
      406 (16), 293 (16), 233 (19), 183 (49, 155 (54).

      Dissolve 4-[4-[4-(hydroxydiphenylmethyl)-l-piperidinyl]-l-oxobutyl]-
      (alpha), (alpha)-dimenthylbenzeneacetaldehyde (3.40g, 7.03mmol) in acetone
      (30mL) and cool to 15 degrees C. Add, by dropwise addition, lN hydrochloric acid (10.5mL). After addition of the hydrochloric acid is complete, add, by dropwise addition, a solution of potassium permanganate (1.82g, 11.5lmmol) in acetone (80mL). Stir at room temperature for 6 hours, filter and wash the filter cake with acetone (60mL). Evaporate the filtrate in vacuo, dilute with methylene chloride (500mL), dry (MgSO\\4\\) and filter. Evaporate the solvent in vacuo and purify by chromatography (ethyl acetate) to give the title compound as a pale yellow solid.

        IR (KBr) 3420, 3057, 2964, 1677, 1604, 1569, 1470, 1448, 1406, 1363,
        1249, 1189, 1099, 750, 705 cm/-1/;

        /1/H NMR (CDC1\\3\\) (delta) 7.75 (d, 2H, J = 8.2 Hz), 7.4 (m, 6H), 7.2
        (m, 4H), 7.1 (m, 2H), 3.9 (br. s, 2H), 3.1 (m, 2H), 2.9 (m, 2H), 2.6 (m,
        2H), 2.3 (m, 2H), 1.9 (m,3H), 1.7 (m, 2H). 1.44 (s, 6H), 1.4 (m, 2H);

        /13/C NMR (CDC1\\3\\) (delta) 199.4, 147.2, 134.5, 127.7, 127.5, 126.2,
        125.7, 78.4, 57.3, 53.5, 46.6, 43.5, 35.6, 26.8, 25.9, 21.3;

        MS (CI, CH\\4\\) m/z (rel. intensity) 500 (MH+, 79), 482 (62), 456
        (100), 422 (30), 366 (42).

        Step e:  4-[4-[4-(Hydroxydiphenylmethyl)-1-piperindinyl]-1-
        ------------------------------------------------------------
        hydroxybutyl])-(alpha),(alpha)-dimethylbenzeneacetic acid hydrochloride
        -----------------------------------------------------------------------
        Add sodium borohydride (0.l05g, 2.77mmo1) to a solution of sodium hydroxide (0.053g, 1.33mmo1) in deionized water (2mL) and add, by dropwise addition, to a solution of 4-[4-[4-hydroxydiphenylmenthyl)-1-piperidinyl]-1-oxobutyl]-(alpha),(alpha)- dimethylbenzeneacetic acid hydrochloride (0.70g, l.3lmmol) in ethanol
        (30mL). Stir at room temperature for 3.5 hours at pH 7-8. Evaporate the solvent in vacuo and stir the residue with methylene chloride (15mL) and deionized water (15mL). Dry (MgSO\\4\\), acidify to pH 3 with gaseous hydrogen chloride and evaporate the solvent. Add ether with stirring, filter the white solid and wash with additional ether. Dry to give the title compound.

        IR (KBr) 3403, 3058, 2971, 1718, 1634, 1492, 1471, 1448, 1393, 1227,
        1150, 1099, 1069, 839, 750, 706 cm-/1/; /1/H NMR (CDCl\\3\\) (delta)
        7.50 (d, 4H, J = 8.2 Hz), 7.3 (m, 8H), 7.2 (m, 2H), 4.66 (t, 1H, J = 5.6
        Hz), 3.5 (m, 2H), 3.0 (m, 4H), 2.8 (m, 2H), 1.7 (m, 8H), 1.53 (s, 6H);

        /13/C NMR (CDCl\\3\\) (delta) 181.1, 147.4, 146.1, 144.4, 129.5, 128.0,
        127.4, 127.2, 79.9, 73.9, 57.0, 54.1, 42.7, 36.8, 27.1, 25.7, 21.7;

        MS (CI, CH\\4\\) m/z (rel. intensity) 502 (MH+, 50), 485 (33), 484
        (100), 458 (25), 454 (33), 424 (17).

                                    Example 2
                                    ---------
        (R)-4-[4-[4-(Hydroxydiphenylmethyl)-1-piperidinyl]-1-hydroxybutyl]
        ------------------------------------------------------------------
        -(alpha),(alpha)-dimethylbenzeneacetic, ethyl ester
        ---------------------------------------------------

        Dissolve (+)-B-chlorodiisopinocamphenylborane (2.5g, 7.8mmol) in anhydrous tetrahydrofuran (5mL). Add a solution of 4-[4-[4- (hydroxydiphenylmethyl)-l-piperidinyl]-1-oxobutyl]-(alpha),(alpha)- dimethylbenzeneacetic ethyl ester (2g, 3.54mmol) in anhydrous tetrahydrofuran (5mL). Stir at room temperature for 3 days and cool to 0 degrees C. Add water (lmL) and 30% hydrogen peroxide (2mL) and stir for 20 minutes. Add methylene chloride (30mL) and wash with brine (30mL), then aqueous sodium hydrogen carbonate (30mL), then brine (30mL). Dry (MgSO\\4\\), evaporate the solvent in vacuo and purify by chromatography (1:19 methanol:ethyl acetate) to give the title compound as a solid; mp 87-90 degrees C.

        IR (KBr) 3436, 3058, 2932, 2813, 1725, 1632, 1599, 1470, 1448, 1255,
        1147, 1097, 830, 749, 704 cm-/1/;

        /1/H NMR (CDC1\\3\\) (delta) 7.5 (m, 4H), 7.3 (m, 8H), 7.2 (m, 2H), 4.6
        (m, 1H), 4.08 (q, 2H, J = 7.5 Hz), 3.1 (m, lH), 3.0 (m, 1H), 2.4 (m,
        3H), 2.0 (m, 3H), 1.7 (m, 5H), 1.53 (s, 6H), 1.5 (m, 2H), 1.42 (s, 2H),
        1.15 (t, 3H, J = 7.5 Hz); [(alpha)] /20/\\D\\ +39.4 degrees (c = 0.99,
        CHC1\\3\\).

                                    Example 3

        (S)-4-[4-[4-(Hydroxydiphenylmethyl)-1-piperidinyl]-1-
        --------------------------------------------------------
        hydroxybutyl]-(alpha),(alpha)-dimethylvenzeneacetic acid, ethyl ester
        ---------------------------------------------------------------------

        Dissolve (-)-B-chlorodiisopinocamphenylborane (2.5g, 7.8mmol) in anhydrous tetrahydrofuran (5mL). Add a solution of 4-[4-[4- (hydroxydiphenylmethyl)-l-piperidinyl]-1-oxobutyl]-(alpha), (alpha)- dimethylbenzeneacetic acid, ethyl ester (2g, 3.54mmol) in anhydrous tetrahydrofuran (5mL). Stir at room temperature for 3 days and cool to 0 degrees C. Add water (lmL) and 30% hydrogen peroxide (2mL) and stir for 20 minutes. Add methylene chloride (30mL) and wash with brine
        (30mL), then aqueous sodium hydrogen carbonate (30mL), then brine
        (30mL). Dry (MgSO\\4\\), evaporate the solvent in vacuo and purify by chromatography to give the title compound.

        WHAT IS CLAIMED IS:



              1. A process for preparing a compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

        wherein

              R\\1\\ represents hydrogen or hydroxy;

              R\\2\\ represents hydrogen; or

              R\\1\\ and R\\2\\ taken together form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\;

              n is an integer of from 1 to 5;

              R\\3\\ is -COOH or -COOalkyl wherein the alkyl moiety has from 1 to 6 carbon atoms and is straight or branched;

              each of A is hydrogen or hydroxy; and

              pharmaceutically acceptable salts and individual optical isomers thereof comprising the steps of:


              (a) reacting a benzeneacetic acid compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein A is as defined above and R is hydrogen or C\\1\\-C\\6\\ alkyl with a suitable reducing agent to give a phenethyl alcohol;


      (b) reacting the phenethyl alcohol with a (omega)-halo compound of the formula


                       [MOLECULAR DIAGRAM APPEARS HERE]


wherein B is halo or hydroxy, Hal represents C\\l\\, Br or I and n is as defined above, in the presence of a suitable Lewis acid to produce a (omega)-halo hydroxyethylphenylketone; and

      (c) reacting the (omega)-halo hydroxyethylphenylketone with a piperidine compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]
wherein R1 and R2 are as defined above in the presence of a suitable non-nucleophilic base to produce a piperidine hydroxyethylphenylketone;


      (d) reacting the piperidine hydroxyethylphenylketone with a suitable oxidizing agent to produce a piperidine carboxyphenylketone;


      (e) reacting the piperidine carboxyphenylketone with a suitable reducing agent to produce a piperidine carboxyphenylalcohol;


      (f) optionally reacting the piperidine carboxyphenylalcohol to form a piperidine carboxyphenylalcohol ester; and


      (g) optionally reacting the piperidine carboxyphenylalcohol or the piperidine carboxyphenylalcohol ester with an appropriate deprotecting reagent,


with the proviso that each of the hydroxy groups present in the compounds described in steps a-f are optionally protected or unprotected.



       2.  A process according for preparing a compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein

         R\\1\\ represents hydrogen or hydroxy;

         R\\2\\ represents hydrogen; or

         R\\1\\ and R\\2\\ taken together form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\;

         n is an integer of from 1 to 5;

         R\\3\\ is -COOH or -COOalkyl wherein the alkyl moiety has from 1 to 6 carbon atoms and is straight or branched;

         each of A is hydrogen or hydroxy; and

         pharmaceutically acceptable salts and individual optical isomers thereof comprising the steps of:


         (a) reacting a benzeneacetic acid compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]
wherein A is as defined above and R is hydrogen or C\\1\\-C\\6\\ alkyl with a suitable reducing agent to give a phenethyl alcohol;

         (b) reacting the phenethyl alcohol with a (omega)-halo compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein wherein B is halo or hydroxy, Hal represents Cl, Br or I and n is as defined above, in the presence of a suitable Lewis acid to produce a (omega)-halo hydroxyethylphenylketone; and


        (c) reacting the (omega)-halo hydroxyethylphenylketone with a piperidine compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein R1 and R2 are as defined above in the presence of a suitable non-nucleophilic base to produce a piperidine hydroxyethylphenylketone;


        (d) reacting the piperidine hydroxyethylphenylketone with a suitable oxidizing agent to produce a piperidine carboxyphenylketone;

        (e) optionally reacting the piperidine carboxyphenylketone to form a piperidine carboxyphenylketone ester; and

        (f) optionally reacting the piperidine carboxyphenylketone or the piperidine carboxyphenylketone ester with an appropriate deprotecting reagent, with the proviso that each of the hydroxy groups present in the compounds described in steps a-e are optionally protected or unprotected.


        3.  A process for preparing a compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]
wherein

        R\\1\\ represents hydrogen or hydroxy;

        R\\2\\ represents hydrogen; or

        R\\1\\ and R\\2\\ taken together form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\;

        n is an integer of from 1 to 5;

        R\\3\\ is -CH\\2\\OH;

        each of A is hydrogen or hydroxy; and

        pharmaceutically acceptable salts and individual optical isomers thereof comprising the steps of:


        (a) reacting a benzeneacetic acid compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein A is as defined above and R is hydrogen or C\\1\\-C\\6\\ alkyl with a suitable reducing agent to give a phenethyl alcohol;


        (b) reacting the phenethyl alcohol with a (omega)-halo compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]


wherein wherein B is halo or hydroxy, Hal represents Cl, Br or I and n is as defined above, in the presence of a suitable Lewis acid to produce a (omega)- halo hydroxyethylphenylketone;

        (c) reacting the (omega)-halo hydroxyethylphenylketone with a piperidine compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein R\\1\\ and R\\2\\ are as defined above in the presence of a suitable non-nucleophilic base to produce a piperidine hydroxyethylphenylketone; and


        (d) optionally reacting the piperidine hydroxyethylphenylketone with an appropriate deprotecting reagent,


with the proviso that each of the hydroxy groups present in the compounds described in steps a-c are optionally protected or unprotected.


        4. A process according to Claim 1 wherein the reducing agent of step e is (+)-B-chlorodiisopinocamphenylborane.


        5. A process according to Claim 1 wherein the reducing agent of step e is (-)-B-chlorodiisopinocamphenylborane.

        6. A process for preparing a compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]
wherein

     R\\1\\ represents hydrogen or hydroxy;

     R\\2\\ represents hydrogen; or

     R\\1\\ and R\\2\\ taken together form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\;

     n is an integer of from 1 to 5;

     R\\3\\ is -COOH or -COOalkyl wherein the alkyl moiety has from 1 to 6 carbon atoms and is straight or branched;

     each of A is hydrogen or hydroxy; and

     pharmaceutically acceptable salts and individual optical isomers thereof comprising the steps of:

     (a) reacting a benzeneacetic acid compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]
wherein A is as defined above and R is hydrogen or C\\1\\-C\\6\\ alkyl with a suitable reducing agent to give a phenethyl alcohol;

     (b) reacting the phenethyl alcohol with a (omega)-halo compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein B is halo or hydroxy, Hal represents Cl, Br or I and n is as defined above, in the presence of a suitable Lewis acid to produce a (omega)-halo hydroxyethylphenylketone;

     (c) reacting the (omega)-halo hydroxyethylphenylketone with a suitable reducing agent to produce a (omega)-halo hydroxyethylphenylalcohol;


     (d) reacting the (omega)-halo hydroxyethylphenylalcohol with a piperidine compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]
wherein R\\1\\ and R\\2\\ are as defined above, in the presence of a suitable non-nucleophilic base to produce a piperidine hydroxyethylphenylalcohol;

     (e) reacting the piperidine hydroxyethylphenylalcohol with a suitable oxidizing agent to produce a piperidine carboxyphenylalcohol;


     (f) optionally reacting the piperidine carboxyphenylalcohol to form a piperidine carboxyphenylalcohol ester; and


     (g) optionally reacting the piperidine carboxyphenylalcohol or the piperidine carboxyphenylalcohol ester with an appropriate deprotecting reagent,

with the proviso that each of the hydroxy groups present in the compounds described in steps a-f are optionally protected or unprotected.



7. A process for preparing a compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]
wherein

        R\\1\\ represents hydrogen or hydroxy;
        R\\2\\ represents hydrogen; or
        R\\1\\ and R\\2\\ taken together form a second bond between the carbon atoms bearing R\\1\\ and ,R\\2\\;
        n is an integer of from 1 to 5;
        R\\3\\ is -CH\\2\\OH;
        each of A is hydrogen or hydroxy; and
        pharmaceutically acceptable salts and individual optical isomers thereof comprising the steps of:

(a) reacting a benzeneacetic acid compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein A is as defined above and R is hydrogen or C\\1\\-C\\6\\ alkyl with a suitable reducing agent to give a phenethyl alcohol;


     (b) reacting the phenethyl alcohol with a (omega)-halo compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein B is halo or hydroxy, Hal represents Cl, Br or I and n is as defined above, in the presence of a suitable Lewis acid to produce a (omega)-halo hydroxyethylphenylketone;

     (c) reacting the (omega)-halo hydroxyethylphenylketone with a suitable reducing agent to produce a (omega)-halo hydroxyethylphenylalcohol;


     (d) reacting the (omega)-halo hydroxyethylphenylalcohol with a piperidine compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein R\\1\\ and R\\2\\ are as defined above, in the presence of a suitable non-nucleophilic base to produce a piperidine hydroxyethylphenylalcohol; and

     (e) optionally reacting the piperidine hydroxyethylphenylalcohol with an appropriate deprotecting reagent,

with the proviso that each of the hydroxy groups present in the compounds described in steps a-d are optionally protected or unprotected.

     8. A process according to Claim 6 wherein the reducing agent of step c is (+)-B-chlorodiisopinocamphenylborane.


     9. A process according to Claim 6 wherein the reducing agent of step c is (-)-B-chlorodiisopinocamphenylborane.

     10. A process according to Claim 7 wherein the reducing agent of step c is (+)-B-chlorodiisopinocamphenylborane.


     11. A process according to Claim 7 wherein the reducing agent of step c is (-)-B-chlorodiisopinocamphenylborane.


     12. A process for preparing a compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein
     R\\1\\ represents hydrogen or hydroxy;
     R\\2\\ represents hydrogen; or
     R\\1\\ and R\\2\\ taken together form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\ n is an integer of from 1 to 5;
     R\\3\\ is -COOH or -COOalkyl wherein the alkyl moiety has from 1 to 6 carbon atoms and is straight or branched;
     each of A is hydrogen or hydroxy; and pharmaceutically acceptable salts and individual optical isomers thereof comprising the steps of:

     (a) reacting a benzeneacetic acid compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein A is as defined above and R is hydrogen or C\\1\\-C\\6\\ alkyl with a suitable reducing agent to give a phenethyl alcohol;

     (b) reacting the phenethyl alcohol with a (omega)-halo compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein B is halo or hydroxy, Hal represents Cl, Br or I and n is as defined above, in the presence of a suitable Lewis acid to produce a (omega)-halo hydroxyethylphenylketone;

     (c) reacting the (omega)-halo hydroxyethylphenylketone with a piperidine compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]
wherein R\\1\\ and R\\2\\ are as defined above, in the presence of a suitable non-nucleophilic base to produce a piperidine hydroxyethylphenylketone;

     (d) reacting the piperidine hydroxyethylphenylketone with a suitable reducing agent to produce a piperidine hydroxyethylphenylalcohol;

     (e) reacting the piperidine hydroxyethylphenylalcohol with a suitable oxidizing agent to produce a piperidine carboxyphenylalcohol;

     (f) optionally reacting the piperidine carboxyphenylalcohol to form a piperidine carboxyphenylalcohol ester; and

     (g) optionally reacting the piperidine carboxyphenylalcohol or the piperidine carboxyphenylalcohol ester with an appropriate deprotecting reagent,

with the proviso that each of the hydroxy groups present in the compounds described in steps a-f are optionally protected or unprotected.

13. A process for preparinq a compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

     wherein
     R\\1\\ represents hydrogen or hydroxy;
     R\\2\\ represents hydrogen; or
     R\\1\\ and R\\2\\ taken together form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\;
     n is an integer of from 1 to 5;
     R\\3\\ is -CH\\2\\OH; and

     pharmaceutically acceptable salts and individual optical isomers thereof comprising the steps of:

     (a) reacting a benzeneacetic acid compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein A is as defined above and R is hydrogen or C\\1\\-C\\6\\ alkyl with a suitable reducing agent to give a phenethyl alcohol;

     (b) reacting the phenethyl alcohol with a (omega)-halo compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein B is halo or hydroxy, Hal represents Cl, Br or I and n is as defined above, in the presence of a suitable Lewis acid to produce a (omega)-halo hydroxyethylphenylketone;

     (c) reacting the (omega)-halo hydroxyethylphenylketone with a piperidine compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein R\\1\\ and R\\2\\ are as defined above, in the presence of a suitable non-nucleophilic base to produce a piperidine hydroxyethylphenylketone;

     (d) reacting the piperidine hydroxyethylphenylketone with a suitable reducing agent to produce a piperidine hydroxyethylphenylalcohol; and

     (e) optionally reacting the piperidine hydroxyethylphenylalcohol with an appropriate deprotecting reagent,

with the proviso that each of the hydroxy groups present in the compounds described in steps a-d are optionally protected or unprotected.

     14. A process according to claim 12 wherein the reducing agent of step d is (+)-B-chlorodiisopinocamphenylborane


     15. A process according to claim 12 wherein the reducing agent of step d is (-)-B-chlorodiisopinocamphenylborane.


     16. A process according to claim 13 wherein the reducing agent of step d is (+)-B-chlorodiisopinocamphenylborane.


     17. A process according to claim 13 wherein the reducing agent of step d is (-)-B-chlorodiisopinocamphenylborane.

                           ABSTRACT OF THE DISCLOSURE
                           --------------------------

        The present invention is related to a novel process for preparing certain piperidine derivatives which are useful as antihistamines, antiallergy agents and bronchodilators.

                NOVEL INTERMEDIATES USEFUL FOR THE PREPARATION OF
                -------------------------------------------------
                      ANTIHISTAMINIC PIPERIDINE DERIVATIVES
                      -------------------------------------

                           BACKGROUND OF THE INVENTION
                           ---------------------------


        The present invention is related to novel intermediates which are useful in the preparation of certain piperidine derivatives which are useful as antihistamines, antiallergy agents and bronchodilators [United States Patent No. 4,254,129, March 3, 1981, United States Patent No. 4,254,130, March 3, 1981,
United States Patent No. 4,285,958, April 25, 1981 and United States Patent No. 4,550,116, Oct. 29, 1985).


        These antihistaminic piperidine derivatives can be described by the following formula:

                       [MOLECULAR DIAGRAM APPEARS HERE]
wherein

        W represents -C(=O)- or -CH(OH)-;
        R\\1\\ represents hydrogen or hydroxy;
        R\\2\\ represents hydrogen;
        R\\1\\ and R\\2\\ taken together form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\;
        n is an integer of from 1 to 5;
        m is an integer 0 or 1;
        R\\3\\ is -COOH or -COOalkyl wherein the alkyl moiety has from 1 to 6 carbon atoms and is straight or branched;
        each of A is hydrogen or hydroxy;
        and pharmaceutically acceptable salts and individual optical isomers thereof, with the proviso that where R\\1\\ and R\\2\\ are taken together to form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\ or where R\\1\\ represented hydroxy, m is an integer 0.


                            SUMMARY OF THE INVENTION
                            ------------------------

        The present invention provides novel intermediates useful for the preparation of certain antihistaminic piperidine derivatives of formula (I)

                       [MOLECULAR DIAGRAM APPEARS HERE]
wherein

      w represents -C(=O)- or -CH(OH)-;
      R\\1\\ represents hydrogen or hydroxy;
      R\\2\\ represents hydrogen; or
      R\\1\\ and R\\2\\ taken together form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\;
      n is an integer of from 1 to 5;
      m is an integer 0 or 1;
      R\\3\\ is -COOH or -COOalkyl wherein the alkyl moiety has from 1 to 6 carbon atoms and is straight or branched;
      each of A is hydrogen or hydroxy; and
      pharmaceutically acceptable salts and individual optical isomers thereof, with the proviso that where R\\1\\ and R\\2\\ are taken together to form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\ or where R\\1\\ represented hydroxy, m is an integer 0.



      These novel intermediates are described by the following formulas:

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein

      A is a hydrogen or hydroxy;
      and R\\5\\ is H, OH, Br, Cl, I, CN, -COOH, -COOalkyl or -CONR\\6\\R\\7\\

          wherein the alkyl moiety has from 1 to 6 carbon atoms and is straight or branched and R\\6\\ and R\\7\\ are each independently H, C\\1\\- C\\6\\alkyl, C\\1\\-C\\6\\alkoxy or R\\6\\ and R\\7\\ taken together with the nitrogen atom form a pyrrolidine, piperidine or morpholine, with the proviso that R\\6\\ and R\\7\\ cannot both be represented by C\\1\\-C\\6\\alkoxy.

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein

        A is a hydrogen or hydroxy; and
        R\\5\\ is H, OH, Br, Cl, I, CN, -COOH, -COOalkyl or -CONR\\6\\R\\7\\
                    wherein the alkyl moiety has from 1 to 6 carbon atoms and is straight or branched and R\\6\\ and R\\7\\ are each independently H, C\\1\\-C\\6\\alkyl, C\\1\\-C\\6\\alkoxy or R\\6\\ and R\\7\\ taken together with the nitrogen atom form a pyrrolidine, piperidine or morpholine, with the proviso that R\\6\\ and R\\7\\ cannot both be represented by C\\1\\- C\\6\\alkoxy.

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein

        A is a hydrogen or hydroxy; and
        R\\5\\ is H, OH, Br, Cl, I, CN, -COOH, -COOalkyl or -CONR\\6\\R\\7\\
                    wherein the alkyl moiety has from 1 to 6 carbon atoms and is straight or branched and R\\6\\ and R\\7\\ are each independently H, C\\1\\-C\\6\\alkyl, C\\1\\-C\\6\\alkoxy or R\\6\\ and R\\7\\ taken together with the nitrogen atom form a pyrrolidine, piperidine or morpholine, with the proviso that R\\6\\ and R\\7\\ cannot both be represented by C\\1\\- C\\6\\alkoxy.

                       [MOLECULAR DIAGRAM APPEARS HERE]

      wherein

           Hal is Cl, Br or I;
           n is an integer of from 1 to 5;
           A is a hydrogen or hydroxy; and
           R\\5\\ is H, OH, Br, Cl, I, CN, -COOH or -CONR\\6\\R\\7\\ wherein R\\6\\ and R\\7\\ are each independently H, C\\1\\- C\\6\\alkyl, C\\1\\-C\\6\\alkoxy or R\\6\\ and R\\7\\ taken together with the nitrogen atom form a pyrrolidine, piperidine or morpholine, with the proviso that R\\6\\ and R\\7\\ cannot both be represented by C\\1\\-C\\6\\alkoxy.

                       [MOLECULAR DIAGRAM APPEARS HERE]

      wherein

           Hal is Cl, Br or I;

           n is an integer of from 1 to 5;

           A is a hydrogen or hydroxy; and

           R\\5\\ is H, OH, Br, Cl, I, CN, -COOH,-COOalkyl or -CONR\\6\\R\\7\\ wherein the alkyl moiety has from 1 to 6 carbon atoms and is straight or branched and R\\6\\ and R\\7\\ are each independently H, C\\1\\-C\\6\\alkyl, C\\1\\-C\\6\\alkoxy or R\\6\\ and R\\7\\ taken together with the nitrogen atom form a pyrrolidine, piperidine or morpholine, with the proviso that R\\6\\ and R\\7\\ cannot both be represented by C\\1\\- C\\6\\alkoxy.

                       [MOLECULAR DIAGRAM APPEARS HERE]

      wherein

        Hal is Cl, Br or I;
        n is an integer of from 1 to 5;
        A is a hydrogen or hydroxy;
        R\\5\\ is H, OH, Br, Cl, I, CN, -COOH, -COOalkyl or -CONR\\6\\R\\7\\
                    wherein the alkyl moiety has from 1 to 6 carbon atoms and is straight or branched and R\\6\\ and R\\7\\ are each independently H, C\\1\\-C\\6\\alkyl, C\\1\\-C\\6\\alkoxy or R\\6\\ and R\\7\\ taken together with the nitrogen atom form a pyrrolidine, piperidine or morpholine, with the proviso that R\\6\\ and R\\7\\ cannot both be represented by C\\1\\-C\\6\\alkoxy.

                       [MOLECULAR DIAGRAM APPEARS HERE]

      wherein

        Hal is Cl, Br or I;
        n is an integer of from 1 to 5; and
        A is a hydrogen or hydroxy.

                       [MOLECULAR DIAGRAM APPEARS HERE]

        wherein A is a hydrogen or hydroxy.

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein

        Hal is Cl, Br or I;
        n is an integer of from 1 to 5;
        A is a hydrogen or hydroxy; and
        R\\5\\ is H, Br, Cl, I, CN, -COOH, -COOalkyl or -CONR\\6\\R\\7\\
                    wherein the alkyl moiety has from 1 to 6 carbon atoms and is straight or branched and R\\6\\ and R\\7\\ are each independently H, C\\1\\-C\\6\\alkyl, C\\1\\-C\\6\\alkoxy or R\\6\\ and R\\7\\ taken together with the nitrogen atom form a pyrrolidine, piperidine or morpholine, with the proviso that R\\6\\ and R\\7\\ cannot both be represented by Ci-C\\6\\alkoxy; and individual optical isomers thereof.

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein

        W represents -C(=O)- or -CH(OH)-;
        R\\1\\ represents hydrogen or hydroxy;
        R\\2\\ represents hydrogen; or
        R\\1\\ and R\\2\\ taken together form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\;

        n is an integer of from 1 to 5;
        m is an integer 0 or 1;
        R\\5\\ is H, Br, Cl, I, CN or -CONR\\6\\R\\7\\ wherein R\\6\\ and
                   R\\7\\ are each independently H, C\\1\\-C\\6\\alkyl, C\\1\\- C\\6\\alkoxy or R\\6\\ and R\\7\\ taken together with the nitrogen atom form a pyrrolidine, piperidine or morpholine, with the proviso that R\\6\\ and R\\7\\ cannot both be represented by C\\1\\-C\\6\\alkoxy;
        A is hydrogen or hydroxy; and
        pharmaceutically acceptable salts and individual optical isomers thereof, with the proviso that where R\\1\\ and R\\2\\ are taken together to form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\ or where R\\1\\ represented hydroxy, m is an integer 0.

        In addition, the present invention provides novel processes for preparing the antihistaminic piperidine derivatives of formula

                       [MOLECULAR DIAGRAM APPEARS HERE]


wherein

        W represents -C(=O)- or -CH(OH)-;
        R\\1\\ represents hydrogen or hydroxy;
        R\\2\\ represents hydrogen; or

        R\\1\\ and R\\2\\ taken together form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\;
        n is an integer of from 1 to 5;
        m is an integer 0 or 1;
        R\\3\\ is -COOH or -COOalkyl wherein the alkyl moiety has from 1 to 6 carbon atoms and is straight or branched;
        each of A is hydrogen or hydroxy; and
        pharmaceutically acceptable salts and individual optical isomers thereof, with the proviso that where R\\1\\ and R\\2\\ are taken together to form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\ or where R\\1\\ represented hydroxy, m is an integer 0, comprising the steps of:


        (a) reacting a cumene compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein A is as defined above with a (omega)-halo compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein B is halo or hydroxy, Hal represents Cl, Br or I and n is as defined above, in the presence of a suitable Lewis acid to produce a (omega)-halo cumylketone compound;

        (b) reacting the (omega)-halo cumylketone compound with a suitable halogenating agent to give a (omega)-halo-halocumylketone compound;

        (c) reacting the (omega)-halo-halocumylketone compound compound with a suitable cyanating agent to give a (omega)-halocyanocumylketone compound;

        (d) reacting the (omega)-halo-cyanocumylketone compound with an appropriate straight or branched C\\1\\-C\\6\\ alcohol in the presence of a suitable anhydrous acid to give a (omega)'-ha1o-(alpha)'-keto-(alpha),(alpha)- dimethylphe acid imidate compound;

        (e) reacting the (omega)'-halo-(alpha)'-keto-(alpha),(alpha)- dimethylphenylacetic acid imidate compound with water to give a (omega)'-halo- (alpha)'-keto-(alpha),(alpha)-dimethylphenylacetic acid ester compound;

        (f) reacting the (omega)'-halo-(alpha)'-keto-(alpha),(alpha)- dimethyiphenylacetic acid ester compound with a piperidine compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein R\\1\\, R\\2\\ and m are as defined above in the presence of a suitable non-nucleophilic base to produce a (omega)'-piperidine(alpha)'-keto- (alpha),(alpha)-diniethylphenyl derivative of formula (I) wherein R\\3\\ is COOalkyl and W is -C(=O)-;

        (g) optionally hydrolyzing the (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is COOalkyl and W Is -C(=O)- to produce a (omega)'-piperidine-(alpha)'- hydroxy-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is COOH and W is-C(=O)-;

        (h) optionally reacting the (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is COOalkyl and W is -C(=O)- or the (omega)'-piperidine-(alpha)'-keto-(alpha), (alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is COOH and W is -C(=O)- with a suitable reducing agent to produce a (omega)'-piperidine- (alpha)'-hydroxy-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is -CH(OH)- or the (omega)'-piperidine-(alpha)'- hydroxy-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOalkyl and W is-CH(OH)-; and

        (i) optionally reacting the (omega)'-piperidine-(alpha)'-hydroxy- (alpha), (alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is-CH(=OH)- or the appropriate (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is-C(=O)- with an appropriate straight or branched C\\1\\-C\\6\\ alcohol in the presence of a suitable acid to produce a (omega)'-piperidine-(alpha)'- hydroxy-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOalkyl and W is -CH(OH)- or a (omega)'-piperidine-(alpha)'-keto-(alpha), (alpha)-dimethylphenyl derivative wherein R\\3\\ is -COOalkyl and W is -C(=O)-; and

        (j) optionally reacting the (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is -C(=O)-, the (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOalkyl and W is -C-(=O)-, the (omega)'-piperidine-(alpha)' -hydroxy-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is -CH(OH)-or the (omega)'-piperidine-(alpha)'-hydroxy- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOalkyl and W is -CH(OH)- with an appropriate deprotecting reagent, with the proviso that each of the hydroxy groups present in the compounds described in steps a-i are optionally protected or unprotected.

        In addition, the present invention provides novel processes for preparing the antihistaminic piperidine derivatives of formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein

        W represents -C(=O)- or -CH(OH);
        R\\1\\ represents hydrogen or hydroxy;
        R\\2\\ represents hydrogen; or
        R\\1\\ and R\\2\\ taken together form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\;
        n is an integer of from 1 to 5;
        m is an integer 0 or 1;
        R\\3\\ is -COOH or -COOalkyl wherein the alkyl moiety has from 1 to 6 carbon atoms and is straight or branched;
        each of A is hydrogen or hydroxy; and
        pharmaceutically acceptable salts and individual optical isomers thereof, with the proviso that where R\\1\\ and R\\2\\ are taken together to form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\ or where R\\1\\ represented hydroxy, m is an integer 0, comprising the steps of:

        (a) reacting a (omega)-halo-halocumylketone compound with carbon dioxide under electrochemical reduction conditions to give a (omega)'-halo-(alpha)' -keto-(alpha),(alpha) compound;

        (b) reacting the (omega)'-halo-(alpha)'-keto-(alpha),(alpha) dimethyiphenylacetic compound compound with an appropriate straight or branched C\\1\\-C\\6\\ alcohol in the presence of a suitable anhydrous acid to give a (omega)'-halo-(alpha)'-keto-(alpha),(alpha)-dimethyiphenylacetic acid ester compound;

        (c) reacting the (omega)'-halo-(alpha)'-keto-(alpha),(alpha)- dimethyiphenylacetic acid ester compound with a piperidine compound of the formula
                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein R\\1\\, R\\2\\ and m are as defined above in the presence of a suitable non-nucleophilic base to produce (omega)'-piperidine- (alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is COOalkyl and W = -C(=O)-;

        (d) optionally hydrolyzing the (omega)'-piperidine-(alpha)'- keto(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is COOalkyl and W is -C(=O)- to produce a (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is COOH and W is -C(=O)-;

        (e) optionally reacting the (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is COOalkyl and W is -C(=O)- or the (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is COOH and W is -C(=O)- with a suitable reducing agent to produce a (omega)' -piperidine-(alpha)'-hydroxy-(alpha),(alpha)-dimethylphenyl' derivative of formula (I) wherein R\\3\\ is -COOH and W is -CH(OH)- or the (omega)' -piperidine-(alpha)'-hydroxy-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOalkyl and W is -CH(OH)-; and

        (f) optionally reacting the (omega)'-piperidine-(alpha)'-hydroxy- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is - COOH and W is -CH(OH)- or the appropriate (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is -C(=O)- with an appropriate straight or branched C\\1\\-C\\6\\ alcohol in the presence of a suitable acid to produce a (omega)'-piperidine-(alpha)' -hydroxy-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOalkyl and W is -CH(OH)-or a (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is - COOalkyl and W is - C(=O)-; and

        (g) optionally reacting the (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is -C(=O)-, the (omega)'-piperidine-(alpha)'-keto-(alpha),(alpha)- dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOalkyl and W is - C(=O)-, the (omega)'-piperidine-(alpha)'-hydroxy-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is -CH(OH)- or the (omega)'-piperidine-(alpha)' -hydroxy-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOalkyl and W is -CH(OH)- with an appropriate deprotecting reagent, with the proviso that each of the hydroxy groups present in the compounds described in steps a-f are optionally protected or unprotected.

        In addition, the present invention provides novel processes for preparing the antihistaminic piperidine derivatives of formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein

        W represents -C(=O)- or -CH(OH)-;
        R\\1\\ represents hydrogen or hydroxy;
        R\\2\\ represents hydrogen; or
        R\\1\\ and R\\2\\ taken together form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\;
        n is an integer 3;
        m is an integer 0 or 1;
        R\\3\\ is -COOH or -COOalkyl wherein the alkyl moiety has from 1 to 6 carbon atoms and is straight or branched;
        each of A is hydrogen or hydroxy; and pharmaceutically acceptable salts and individual optical isomers thereof, with the proviso that where R\\1\\ and R\\2\\ are taken together to form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\ or where R\\1\\ represented hydroxy, m is an integer 0, comprising the steps of:

     (a) reacting a cumyl compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein A is as defined above with an appropriate cyclopropyl compound of the structure

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein B is halo or hydroxy, in the presence of a suitable Lewis acid to produce a cyclopropyl cumylketone compound;

     (b) reacting the cyclopropyl cumylketone compound with a suitable halogenating agent to give a cyclopropyl halocumylketone compound;

     (c) reacting the cyclopropyl halocumylketone compound with carbon dioxide under electrochemical reduction conditions to give a cyclopropylketo-(alpha), (alpha)-dimethyiphenylacetic acid compound;

     (d) reacting the cyclopropylketo-(alpha),(alpha)- dimethyiphenylacetic with an appropriate straight or branched C\\1\\-C\\6\\ alcohol in the presence of a suitable anhydrous acid to give a (omega)'-halo-(alpha)'-keto- (alpha),(alpha)-dimethylphenylacetic acid ester compound;

     (e) reacting the (omega)'-halo-(alpha)'-keto-(alpha),(alpha)- dimethylphenylacetic acid ester compound with a piperidine compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein R\\1\\, R\\2\\ and m are as defined above in the presence of a suitable non-nucleophilic base to produce a (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is COOalkyl and W = -C(=O)-;


     (f) optionally hydrolyzing the (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is COOalkyl and W is -C(=O)- to produce a (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is COOH and W is -C(=O)-;

     (g) optionally reacting the (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is COOalkyl and W is -C(=O)- or the (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is COOH and W is -C(=O)- with a suitable reducing agent to produce a (omega)'- piperidine-(alpha)'-hydroxy-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is -CH(OH)- or the (omega)'- piperidine-(alpha)'-hydroxy-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOalkyl and W is -CH(OH)-; and

     (h) optionally reacting the (omega)'-piperidine-(alpha)'-hydroxy-(alpha), (alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -

COOH and W is -CH(OH)- or the appropriate (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is -C(=O)- with an appropriate straight or branched C\\1\\-C\\6\\ alcohol in the presence of a suitable acid to produce a (omega)'-piperidine-(alpha)'- hydroxy-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOalkyl and W is -CH(OH)-or a (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is - COOalkyl and W is -C(=O)-; and

     (i) optionally reacting the (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is -C(=O)-, the (omega)'-piperidine-(alpha)'-keto-(alpha),(alpha)- dimethylphenyl derivative of formula (I) wherein R\\3\\ is - COOalkyl and W is -C(=O)-, the (omega)'-piperidine-(alpha)'-hydroxy-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is -CH(OH)- or the (omega)'-piperidine-(alpha)'-hydroxy-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOalkyl and W is -CH(OH)- with an appropriate deprotecting reagent, with the proviso that each of the hydroxy groups present in the compounds described in steps a-h are optionally protected or unprotected.

     Another embodiment of the present invention involves a process for preparing the piperidine derivatives of formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein

     W represents -C(=O)- or -CH(OH);

     R\\1\\ represents hydrogen or hydroxy;

     R\\2\\ represents hydrogen; or

     R\\1\\ and R\\2\\ taken together form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\;

     n is an integer of from 1 to 5;

     m is an integer 0 or 1;

     R\\3\\ is -COOH or -COOalkyl wherein the alkyl moiety has from 1 to 6 carbon atoms and is straight or branched; each of A is hydrogen or hydroxy; and

     pharmaceutically acceptable salts and individual optical isomers thereof,

     with the proviso that where R\\1\\ and R\\2\\ are taken together to form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\ or where R\\1\\ represented hydroxy, m is an integer 0, comprising the steps of:

     (a) reacting a (alpha),(alpha)-dimethylphenylacetic acid amide compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein A is as defined above and R\\6\\ and R\\7\\ are each independently H, C\\1\\-C\\6\\alkyl, C\\1\\-C\\6\\alkoxy or R\\6\\ and R\\7\\ taken together with the nitrogen atom for a pyrrolidine, piperidine or morpholine, with the proviso that R\\6\\ and R\\7\\ cannot both be represented by C\\1\\-C\\6\\alkoxy with a (omega)-halo compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein B is halo or hydroxy, Hal represents Cl, Br or I and n is as defined above, in the presence of a suitable Lewis acid to produce a (omega)-halo- (alpha)'-keto-(alpha),(alpha)-dimethylphenylacetic acid amide compound;

     (b) reacting the (omega)'-halo-(alpha)'-keto-(alpha),(alpha)- dimethylphenylacetic acid amide compound with a piperidine compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein R\\1\\ and R\\2\\ are as defined above in the presence of a suitable non-nucleophilic base to produce a (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (XI) wherein R\\5\\ is -CONR\\6\\R\\7\\ wherein R\\6\\ and R\\7\\ are as defined above;

     (c) optionally hydrolyzing the (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (XI) wherein R\\5\\ is -CONR\\6\\R\\7\\ wherein R\\6\\ and R\\7\\ are as defined above to produce a (omega)'-piperidine-(alpha)'-keto-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is COOH and W is -C(=O)-;

     (d) optionally reacting the (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is COOH and W is -C(=O)- with a suitable reducing agent to produce a (omega)'- piperidine-(alpha)'-hydroxy-(alpha),(alpha)-dimethylphenyl derivative of formula
(I) wherein R\\3\\ is -COOH and W is -CH(OH)-; and

     (e) optionally reacting the (omega)'-piperidine-(alpha)'-hydroxy- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is -CH(OH)- or the appropriate (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is -C(=O)- with an appropriate straight or branched C\\1\\-C\\6\\ alcohol in the presence of a suitable acid to produce a (omega)'-piperidine-(alpha)'- hydroxy-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOalkyl and W is -CH(OH)- or a (omega)'-piperidine-(alpha)'keto-(alpha), (alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOalkyl and W is -C(=O)-; and

     (f) optionally reacting the (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is -C(=O)-, the (omega)'-piperidine-(alpha)'-keto-(alpha),(alpha)- dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOalkyl and W is -C(=O)-, the (omega)'-piperidine-(alpha)'-hydroxy-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is-CH(OH)- or the (omega)'-piperidine-(alpha)'-hydroxy-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -

COOalkyl and W is -CH(OH)- with an appropriate deprotecting reagent,


with the proviso that each of the hydroxy groups present in the compounds described in steps a-e are optionally protected or unprotected.

     Another embodiment of the present invention involves a process for preparing the piperidine derivatives of formula

                       [MOLECULAR DIAGRAM APPEARS HERE]


wherein
     w represents -C(=O)- or -CH(OH)-;
     R\\1\\ represents hydrogen or hydroxy;
     R\\2\\ represents hydrogen; or
     R\\1\\ and R\\2\\ taken together form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\;
     n is an integer of from 1 to 5;
     m is an integer 0 or 1;
     R\\3\\ is -COOH or -COOalkyl wherein the alkyl moiety has from 1 to 6 carbon atoms and is straight or branched; each of A is hydrogen or hydroxy; and pharmaceutically acceptable salts and individual optical isomers thereof, with the proviso that where R\\1\\ and R\\2\\ are taken together to form a second bond between the carbon atoms bearing

     R\\1\\ and R\\2\\ or where R\\1\\ represented hydroxy, m is an integer 0, comprising the steps of:


     (a) reacting a toluene compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein A is as defined above with a (omega)-halo compund of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein B is halo or hydroxy, Hal represents Cl, Br or I and n Is as defined above, in the presence of a suitable Lewis acid to produce a (omega)-halo-tolylketone compound;

     (b) reacting the (omega)-halo-toly1ketone compound with a suitable base to give a cyclopropyl-tolylketone compound;

     (c) reacting the cyclopropyl-tolylketone compound with a suitable halogenating agent to give a cyclopropyl-halotolylketone compound;

     (d) reacting the cyclopropyl-halotolylketone compound with a suitable cyanating agent to give a cyclopropyl cyanotolylketone compound;

     (e) reacting the cyclopropyl cyanotolylketone compound with a suitable methylating agent to give a cyclopropyl cyanocumylketone compound;

     (f) reacting the cyclopropyl cyanocumylketone compound with a suitable base to give a cyc1opropylketo-(alpha),(alpha)-dimethylphenylacetic acid amide;

     (g) reacting the cyclopropylketo-(alpha),(alpha)-dimethylphenylacetic acid amide with an appropriate straight or branched C\\1\\-C\\6\\ alcohol in the presence of a suitable anhydrous acid to give a (omega)'-halo-(alpha)'-keto- (alpha),(alpha)-dimethylphenylacetic acid ester compound;

     (h) reacting the (omega)'-halo-(alpha)'-keto-(alpha),(alpha)- dimethylphenylacetic acid ester compound with a piperidine compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein R\\1\\, R\\2\\ and m are as defined above in the presence of a suitable non-nucleophilic base to produce a (omega)'-piperidine-(alpha)'-keto-(alpha), (alpha)-dimethylphenyl derivative;


     (i) optionally hydrolyzing the (omega)'-piperidine-(alpha)'-keto-(alpha), (alpha)-dimethylphenyl derivative to produce a (omega)'-piperidine-(alpha)'- keto-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is COOH and W is -C(=O)-;

     (j) optionally reacting the (omega)' piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is COOH and W is -C(=O)- with a suitable reducing agent to produce a

(omega)'-piperidine-(alpha)'-hydroxy-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is -CH(OH)-; and


     (k) optionally reacting the (omega)'-piperidine-(alpha)'-hydroxy- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is -CH(OH)- or the appropriate (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is -C(=O)- with an appropriate straight or branched C\\1\\-C\\6\\ alcohol in the presence of a suitable acid to produce a (omega)'-piperidine-(alpha)'- hydroxy-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOalkyl and W is -CH(OH)- or a (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (II) wherein R\\3\\ is -COOalkyl and W is -C(=O)-; and

     (1) optionally reacting the (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (II) wherein R\\3\\ is -COOH and W is -C(=O)-, the (omega)'-piperidine-(alpha)'-keto-(alpha),(alpha)- dimethylphenyl derivative of formula (II) wherein R\\3\\ is -COOalkyl and W is -C(=O)-, the (omega)'-piperidine-(alpha)'-hydroxy-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is -CH(OH)- or the (omega)'-piperidine-(alpha)'-hydroxy-(alpha),(alpha)-dimethylphenyl of formula
(I) wherein R\\3\\ is-COOalkyl and W is -CH(OH)-with an appropriate deprotecting reagent,

with the proviso that each of the hydroxy groups present in the compounds described in steps a-k are optionally protected or unprotected.


     Another embodirnent of the present invention involves a process for preparing the piperidine derivatives of formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein

     W represents -C(=O)- or -CH(OH)-;
     R\\1\\ represents hydrogen or hydroxy;
     R\\2\\ represents hydrogen; or
     R\\1\\ and R\\2\\ taken together form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\;
     n is an integer of from 1 to 5;
     m is an integer 0 or 1;
     R\\3\\ is -COOH or -COOalkyl wherein the alkyl moiety has from 1 to 6 carbon atoms and is straight or branched;
     each of A is hydrogen or hydroxy; and
     pharmaceutically acceptable salts and individual optical isomers thereof, with the proviso that where R\\1\\ and R\\2\\ are taken together to form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\ or where R\\1\\ represented hydroxy, m is an integer 0, comprising the steps of:


     (a) reacting a phenylacetic acid ester compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein A is as defined above with a (omega)-halo compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein B is halo or hydroxy, Hal represents Cl, Br or I and n is as defined above, in the presence of a suitable Lewis acid to produce a (omega)'-halo- (alpha)'-keto-phenylacetic acid ester compound;

     (b) reacting the (omega)'-halo-(alpha)'-keto-phenylacetic acid ester compound with a suitable methylating agent in the presence of a suitable base to give a cyclopropylketo-(alpha),(alpha)-dimethylphenylacetic acid ester;

     (c) purifying the cyclopropylketo-(alpha),(alpha)-dimethylphenylacetic acid ester by distillation and/or recrystallization;

     (d) reacting the cyclopropylketo-(alpha),(alpha)-dimethylphenylacetic acid ester with an appropriate straight or branched C\\1\\-C\\6\\ alcohol in the presence of a suitable anhydrous acid to give a (omega)'-halo-(alpha)'-keto- (alpha),(alpha)-dimethylphenylacetic acid ester compound;

     (e) reacting the (omega)'-halo-(alpha)'-keto-(alpha),(alpha)- dimethylphenylacetic acid ester compound with a piperidine compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein R\\1\\, R\\2\\ and m are as defined above in the presence of a suitable non-nucleophilic base to produce a (omega)'-piperidine-(alpha)'-keto-(alpha), (alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOalkyl and W is -C(=O)-;

     (f) optionally hydrolyzing the (omega)'-piperidine-(alpha)'-keto-(alpha), (alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is - COOalkyl and W is -C(=O)- to produce a (omega)'-piperidine-(alpha)'-keto-(alpha),(alpha)- dimethylphenyl derivative of formula (I) wherein R\\3\\ is COOH and W is -C(=O)-;

     (g) optionally reacting the (omega)'-piperidine-(alpha)'-keto-(alpha), (alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is COOH and W is -C(=O)- with a suitable reducing agent to produce a (omega)'-piperidine- (alpha)-hydroxy-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is -CH(OH)-; and

     (h) optionally reacting the (omega)'-piperidine-(alpha)'-hydroxy-(alpha), (alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is -CH(OH)- or the appropriate (omega)'-piperidine-(alpha)'-keto-(alpha), (alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is -C(=O)- with an appropriate straight or branched C\\1\\-C\\6\\ alcohol in the presence of a suitable acid to produce a (omega)'-piperidine-(alpha)'- hydroxy-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOalkyl and W is-CH(OH)- or a (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOalkyl and W is -C(=O)-; and

     (i) optionally reacting the (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is -C(=O)-, the (omega)'-piperidine-(alpha)'-keto-(alpha),(alpha)- dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOalkyl and W is - C(=O)-, the (omega)'-piperidine-(alpha)'-hydroxy-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is -CH(OH)- or the (omega)'-piperidine-(alpha)'-hydroxy-(alpha),(alpha)-dimethylphenyl of formula
(I) wherein R\\3\\ is-COOalkyl and W is -CH(OH)- with an appropriate deprotecting reagent,

     with the proviso that each of the hydroxy groups present in the compounds described in steps a-h are optionally protected or unprotected.

     As used herein, the term "C\\1\\-C\\6\\alkyl" or "alkyl" refers to a straight or branched alkyl group having from 1 to 6 carbon atoms and as referred to herein are methyl, ethyl, n-propyl, isopropyl, n-butyl, sec-butyl, tert-butyl, n-pentyl, neopentyl and n-hexyl. The term "C\\1\\-C\\6\\alkoxy" refers to a straight or branched alkoxy group having from 1 to 6 carbon atoms and as referred to herein are methoxy, ethoxy, n-propoxy, isopropoxy, n-butoxy, sec-butoxy, tert-butoxy, n-pentoxy, neopentoxy and n-hexoxy. The term "Hal" or "halo" refers to a halogen group and includes Cl, Br or I.

     The piperidine derivatives of the formula (IX) can form pharmaceutically acceptable salts. Pharmaceutically acceptable acid addition salts of the compounds of this invention are those of any suitable inorganic or organic acid. Suitable inorganic acids are, for example, hydrochloric, hydrobromic, sulfuric, and phosphoric acids. Suitable organic acids include carboxylic acids, such as, acetic, propionic, glycolic, lactic, pyruvic, malonic, succinic, fumaric, malic, tartaric, citric, cyclamic, ascorbic, maleic, hydroxymaleic, and dihydroxymaleic, benzoic, phenylacetic, 4-aminobenzoic, 4-hydroxybenzoic, anthranillic, cinnamic, salicyclic, 4-aminosalicyclic, 2-phenoxybenzoic, 2-acetoxybenzoic, and mandelic acid, sulfonic acids, such as, methanesulfonic, ethanesulfonic and (beta)-hydroxyethanesulfonic acid. Non-toxic salts of the compounds of the above-identified formula formed with inorganic or organic bases are also included within the scope of this invention and include, for example, those of alkali metals, such as, sodium, potassium and lithium, alkaline earth metals, for example, calcium and magnesium, light metals of group IIIA, for example, aluminum, organic amines, such as, primary, secondary or tertiary amines, for example, cyclohexylamine, ethylamine, pyridine, methylaminoethanol and piperazine. The salts are prepared by conventional means as, for example, by treating a piperidine derivative of formula (I) with an appropriate acid or base.

     The novel intermediates of formula (II), formula (III), formula (IV), formula (V), formula (VI) and formula (VII) wherein R\\5\\ is hydrogen may be prepared as described in Scheme A. In Scheme A, all substituents are as previously defined unless otherwise indicated.

                                    Scheme A

                       [MOLECULAR DIAGRAM APPEARS HERE]

     Scheme A provides various general synthetic procedures for preparing the novel intermediates of formula (II), formula (III) and formula (IV) wherein R\\5\\ is hydrogen.

     In step a, the appropriate toluene derivative of structure (1) is methylated to give the corresponding ethylbenzene derivative of structure (2).

     For example, the appropriate toluene derivative of structure (1) is reacted with a slight molar excess of an appropriate methylating agent, such as iodomethane, chloromethane or bromomethane in the presence of a suitable non-nucleophilic base, such as potassium t-butoxide or sodium hydride. The reaction is typically conducted in a suitable organic solvent, such as diglyme or methylene chloride, for a period of time ranging from 30 minutes to 24 hours and at a temperature range of from -78 degrees C to room temperature. The corresponding ethylbenzene derivative of structure (2) is recovered from the reaction zone by extractive methods as is known in the art and may be purified by distillation.

     In step b, the appropriate ethylbenzene derivative of structure (2) is methylated to give the corresponding cumene derivative of structure (3) as described previously in step a, but using at least 2 molar equivalents of methylating agent.

     In step c, the appropriate toluene derivative of structure (1) is dimethylated to give the corresponding cumeme derivative of structure (3) as described previously in step a but using at least 2 molar equivalents of methylating agent.

     In step d, the appropriate toluene derivative of structure (1) is acylated with an appropriate (omega)-halo compound of the structure Hal-(CH\\2\\)\\n\\- C(=0)-B, wherein B is Hal or hydroxy, Hal is Cl, Br or I and n is as previously defined to give the corresponding (omega)-halo tolylketone compound of structure
(4).

     For example, the appropriate (omega)-halo tolylketone compound of structure
(4) may be prepared by reacting an appropriate toluene derivative of structure
(1) with an appropriate (omega)-halo compound of the structure Hal- (CH\\2\\)\\n\\-C(=O)-B, wherein B is Hal or hydroxy, Hal is Cl, Br or I and n is as previously defined, which are known in the art or are prepared by procedures well known in the art, under the general conditions of a Friedel-Crafts acylation using a suitable Lewis acid. The reaction is carried out in a solvent, such as carbon disulfide, 1,2-dichloroethane, n-hexane, acetonitrile, 1-nitropropane, nitromethane, diethyl ether and carbon tetrachloride, methylene chloride, tetrachloroethane or nitrobenzene with methylene chloride being the preferred solvent. The reaction time varies from about 1/2 hour to 25 hours, preferably 10 to 16 hours and the reaction temperature varies from about
0 degrees C to 25 degrees C. The corresponding (omega)-halo tolylketone compound of structure (4) is recovered from the reaction zone by an aqueous quench followed by extraction as is known in the art. The (omega)-halo tolylketone compound of structure (4) may be purified by procedures well known in the art, such as crystallization and/or distillation.

     Alternatively, the appropriate toluene derivative of structure (1) may be acylated with the (omega)-halo compound of the structure Hal-(CH\\2\\)\\n\\- C(=O)-B, wherein B is hydroxy, Hal is Cl, Br or I and n is as previously defined in the presence of a Lewis acid to give the corresponding (omega)-halo tolylketone compound of structure (4) as described in Arch. Pharm. 306, 807
                                                                   ---
1973. In general, an appropriate toluene derivative of structure (1) and the (omega)-halo compound of the structure Hal-(CH\\2\\)\\n\\-C(=O)-B, wherein B is hydroxy, are melted together at about 50 degrees C, then cooled to about 10 degrees C after which a Lewis acid is added in an amount about 2.2 times the molar amount of the appropriate toluene derivative of structure (1) employed. The mixture is heated at about 70 degrees C for about 2 hours after which a 30% sodium acetate solution is added and extracted with ether. The organic layer is dried and the solvent evaporated to give the corresponding (omega)-halo tolylketone compound of structure (4). The (omega)-halo tolylketone compound of structure (4) may be purified by procedures well known in the art, such as crystallization and/or distillation.

     Suitable Lewis acids for the acylation reaction described in step d are well known and appreciated in the art. Examples of suitable Lewis acids are boron trichloride, aluminum chloride, titanium tetrachloride, boron trifluoride, tin tetrachloride, ferric chloride, cobalt(II) chloride and zinc chloride, with aluminum chloride being preferred. The selection and utilization of suitable Lewis acids for the acylation reaction of step d is well known and appreciated by one of ordinary skill in the art.

     The starting (omega)-halo compound of the structure Hal-(CH\\2\\)\\n\\C(=O) -B, wherein B is Hal or hydroxy, Hal is Cl, Br or I and n is as previously defined are commercially available or easily prepared by generally known methods.

     While also not necessary for utilization in the acylation reaction of step d, the phenol functionality of those toluene derivatives of structure (1), wherein A is hydroxy may be protected with a suitable protecting group. For example, suitable protecting groups for the phenolic hydroxy include methyl ether, 2-methoxyethoxymethyl ether (MEM), cyclohexyl ether, o-nitrobenzyl ether, 9-anthryl ether, t-butyldimethylsilyl ether, acetate, benzoate, methyl carbamate, benzyl carbamate, aryl pivaloate and aryl methanesulfonate.

     In step e, to appropriate toluene derivative of structure (1) is acylated with an appropriate cyclopropyl compound of the structure

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein B is as previously defined to give the corresponding cyclopropyl tolylketone derivative of structure (5) as described previously in step d.

     In step f, the appropriate ethylbenzene derivative of structure (2) is acylated with an appropriate (omega)-halo compound of the structure Hal-(CH\\2\\)\\n\\-C(=O)-B, wherein B is Hal or hydroxy, Hal is Cl, Br or I and n is as previously defined to give the corresponding (omega)-halo ethylphenylketone compound of structure (6) as described previously in step d.

     In step g, the appropriate ethylbenzene derivative of structure (2) is acylated with an appropriate cyclopropyl compound of the structure

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein B is as previously defined to give the corresponding cyclopropyl ethylphenylketone derivative of structure (7) as described previously in step e.

     In step h, the appropriate cumene derivative of structure (3) is acylated with an appropriate (omega)-halo compound of the structure Hal-(CH\\2\\)\\n\\- C(=O)-B, wherein B is Hal or hydroxy, Hal is Cl, Br or I and n is as previously defined to give the corresponding (omega)-halo cumylketone compound of structure
(8) as described previously in step d.

     In step i, to appropriate cumene derivative of structure (3) is acylated with an appropriate cyclopropyl compound of the structure

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein B is as previously defined to give the corresponding cyclopropyl cumylketone derivative of structure (9) as described previously in step e.

     In step j, the cyclopropyl functionality of the appropriate cyclopropyl tolylketone derivative of structure (5) is ring-opened to give the corresponding (omega)-halo tolylketone compound of structure (4) wherein n = 3.

     For example, the appropriate cyclopropyl tolylketone derivative of structure (5) is reacted with an appropriate hydrogen halide in a suitable organic solvent, such as toluene, xylene and ethanol. The reaction is typically conducted at a temperature range of from room temperature to 70 degrees C and for a period of time ranging from 20 minutes to 10 hours. The corresponding (omega)-halo tolylketone compound of structure (4) wherein n = 3 is isolated from the reaction zone by evaporation of the solvent or may be stored in a solution of the hydrogen halide.

     In step k, the appropriate (omega)-halo tolylketone compound of structure
(4) wherein n = 3 is ring-closed to give the corresponding cyclopropyl tolylketone derivative of structure (5).

     For example, the appropriate (omega)-halo tolylketone compound of structure
(4) wherein n = 3 is reacted with an appropriate non-nucleophilic base, such as sodium hydroxide or potassium hydroxide in a suitable organic protic solvent, such as methanol or ethanol. The reaction is typically conducted at a temperature range of from -10 degrees C to room temperature and for a period of time ranging from 10 minutes to 5 hours. The corresponding cyclopropyl tolylketone derivative of structure (5) is isolated from the reaction zone by extractive methods as are known in the art and may be purified by distillation.

     In step 1, the cyclopropyl functionality of the appropriate cyclopropyl ethylphenylketone derivative of structure (7) is ring-opened to give the corresponding (omega)-halo ethylphenylketone compound of structure (6) wherein n = 3 as described previously in step j.

     In step m, the appropriate (omega)-halo ethylphenylketone compound of structure (6) wherein n = 3 is ring-closed to give the corresponding cyclopropyl ethylphenylketone derivative of structure (7) as described previously in step k.

     In step n, the cyclopropyl functionality of the appropriate cyclopropyl cumylketone derivative of structure (9) is ring-opened to give the corresponding (omega)-halo cumylketone compound of structure (8) wherein n = 3 as described previously in step j.

     In step O, the appropriate (omega)-halo cumylketone compound of structure
(8) wherein n = 3 is ring-closed to give the corresponding cyclopropyl cumylketone derivative of structure (9) as described previously in step k.

     In step p, the appropriate (omega)-halo ethylphenylketone compound of structure (6) is methylated to give the corresponding (omega)-halo cumylketone compound of structure (8) as described previously in step a.

     In step q, the appropriate cyclopropyl tolylketone derivative of structure
(5) is dimethylated to give the corresponding cyclopropyl cumylketone derivative of structure (9) as described previously in step c.

     In step r, the appropriate (omega)-halo tolylketone compound of structure
(4) is methylated to give the corresponding (omega)-halo ethylphenylketone compound of structure (6) as described previously in step a.

     In step s, the appropriate (omega)-halo tolylketone compound of structure
(4) is dimethylated to give the corresponding

(omega)-halo cumylketone compound of structure (8) as described previously in step c.

     In step t, the appropriate cyclopropyl ethylphenylketone derivative of structure (7) is methylated to give the corresponding cyclopropyl cumylketone derivative of structure (9) as described previously in step a.

     In step u, the appropriate cyclopropyl tolylketone derivative of structure
(5) is methylated to give the corresponding cyclopropyl ethylphenylketone derivative of structure (7) as described previously in step a.

     Starting materials for use in Scheme A are readily available to one of ordinary skill in the art.

     The following examples present typical syntheses as described in Scheme A. These examples are understood to be illustrative only and are not intended to limit the scope of the present invention in any way. As used herein, the following terms have the indicated meanings: "g" refers to grams; "mmol" refers to millimoles; "mL" refers to milliliters; "bp" refers to boiling point; "degree C" refers to degrees Celsius; "mm Hg" refers to millimeters of mercury; "(mu)L" refers to microliters; "(mu)g" refers to micrograms; and "(mu)M" refers to micromolar.

                                    Example 1
                                    ---------

Step h: 4-Chloro-1-(4-isoproyl-phenyl)-butan-1-one
-------------------------------------------------
Slurry aluminum chloride (140.9g, 1.075mo1) and 4-chlorobutyryl chloride (148g, l.05mol) in methylene chloride (l.0L) add, by dropwise addition, cumene (125g, l.04mol) over a thirty minute period under a nitrogen atmosphere while maintaining the internal temperature between 5-8 degrees C with an ice bath. Allow the stirred solution to come to room temperature and continue stirring under nitrogen for 14 hours. Cautiously add the methylene chloride solution to 1L of crushed ice with stirring and add additional methylene chloride (400mL). Separate the organic phase and wash with 10% hydrochloric acid (3X300mL), water (3X300mL), 10% sodium bicarbonate (3x300mL) and water (3X300mL). Dry (MgSO\\4\\), filter and wash with methylene chloride (l50mL). Evaporate the solvent to give the title compound (203g, 86%) as a clear oil which crystallizes on standing; mp 35-37 degrees C.

/1/H NMR (300MHz, CDC1\\3\\) (delta) 7.91 (d, J=8.2Hz, 2H), 7.31 (d, J=8.2Hz,
2H), 3.65 (t, J=6.3Hz, 2H), 3.13 (t, J=6.9Hz, 2H), 2.95 (p, J=6.9Hz, 1H), 2.20
(p, J=6.6Hz, 2H), 1.26 (d, J=6.9Hz, 6H); /13/C NMR (75MHz, CDCl\\3\\)
(delta)198.2, 154.4, 134.4, 128.1, 126.5, 44.5, 32.96, 34.0, 26.7, 23.5; IR
(CDC1\\3\\) 2950, 2920, 1675, 1680, 1600, 1410, 1225 cm/-1/; MS (GCCIMS
(methane)) 255 (3), 251 (10), 227 (30 (M+H)), 225 (100 (M+H)), 189 (70), 147
(95), 107 (13, 105 (40).

Anal. Calcd for C\\13\\H\\17\\OCl:  C, 69.48; H, 7.62; Found:  C, 69.31; H,
7.39.

                                    Example 2
                                    ---------

Step d: 4-Chloro-l-(4-methyl-phenyl)-butan-l-one
------------------------------------------------
Suspend anhydrous A1C13 (156g, l.l5mol) in toluene (1500mL) and cool to 2-
4 degrees C. Add, by slow addition, a solution of 4-chlorobutyryl chloride (165.5g, l.l5mol) in toluene (300mL). Stir for 15 minutes and pour into stirring ice-water (2.5L). Stir for 30 hours, decant the toluene and extract the aqueous phase with toluene (700mL). Combine the organic layers and wash three times with water (lL, IL, 500mL). Evaporate the solvent in vacuo to give the title compound as a pale yellow oil (292.3g, 95%).

                                    Example 3
                                    ---------

Step k: Cyclopropyl-p-tolyl-methanone
-------------------------------------
Dissolve potassium hydroxide (126g) in methanol (450mL), stir and cool in an ice-water bath. Add, by dropwise addition, a solution of 4-chloro-l-(4-methyl-phenyl)-butan-l-one (292g) in methanol (450mL). Stir for 20 minutes at 8-10 degrees C and partially evaporate the methanol in vacuo to give 400mL of a residue. Pour the residue, with stirring, into water (l500mL), filter the white solid and dry under vacuum to give the title compound as a white solid (190.8g, 90%).

     The following compounds can be prepared using the methodology depicted in Scheme A:

Cyclopropyl-(4-isopropyl-phenyl)-methanone;

Cyclopropyl-(4-ethyl-phenyl)-methanone; and

4-Chloro-l-(4-ethyl-phenyl)-butan-l-one.

     The novel intermediates of formula (II), formula (III), formula (IV), formula (V), formula (VI) and formula (VII) wherein R\\5\\ is OH, Cl, Br or I may be prepared as described in Scheme B. In Scheme B, all substituents are as previously defined unless otherwise indicated.

                                    Scheme B


                       [MOLECULAR DIAGRAM APPEARS HERE]

     Scheme B provides various general synthetic procedures for preparing the novel intermediates of formula (II), formula (III), formula (IV), formula (V), formula (VI) and formula (VII) wherein R\\5\\ is OH, Cl, Br or I.

     In step a, the appropriate (omega)-halo cumylketone compound of structure
(8) is halogenated to give the corresponding (omega)-halo-halocumylketone compound of structure (10).

     For example, the appropriate (omega)-halo-halocumylketone compound of structure (10) may be prepared by reacting an appropriate (omega)-halo cumylketone compound of structure (8) with a suitable halogenating agent optionally in the presence of a catalytic amount of a suitable initiator. Examples of suitable brominating agents are N-bromosuccinimide, and l,3-dibromo-5,5-dimethyl hydantoin, with N-bromosuccinimide being preferred. An example of suitable chlorinating agent is N-chlorosuccinimide and an example of a suitable iodinating agent is N-iodosuccinimide. Examples of suitable initiators are benzoyl peroxide, AIBN, t-butyl peroxide and ultraviolet light. The reaction is carried out in a solvent, such as carbon tetrachloride, methylene chloride, 1,2-dichiorobenzene, 1,2-dichloroethane, ethyl formate or ethyl acetate, with carbon tetrachloride being the preferred solvent. The reaction time varies from about 1/2 hour to 8 hours, preferably 1/2 to 2 hours and the reaction temperature varies from about 25 degrees C to the reflux temperature of the solvent employed, preferably 70 degrees C to 80(degrees)C. The corresponding (omega)- halo halocumylketone compound of structure (10) is recovered from the reaction zone by extractive methods as are known in the art followed by evaporation of the solvent.

     In addition, the halogenation reaction of step a may be carried out in a 2-phase procedure. For example, the appropriate (omega)-halo-halocumylketone compound of structure (10) may be prepared by reacting an appropriate (omega)-halo cumylketone compound of structure (8) with a suitable halogenating agent, such as sodium bromate/sodium bromide, in a solvent mixture such as methylene chloride and water, catalyzing the reaction with, for example, ultraviolet light. The corresponding (omega)- halo-halocumylketone compound of structure (10) is recovered from the reaction zone by extractive methods as are known in the art followed by evaporation of the solvent.

     The (omega)-halo-halocumylketone compound of structure (10) may dehydrohalogenate to the corresponding (alpha)-methylstyrene, giving various mixtures of (omega)-halo-halocumylketone compound of structure (10) and (alpha)- methylstyrene compounds. The (alpha)-methylstyrene compounds in such a mixture may be back-converted to (omega)-halo-halocumylketone compound of structure (10) by treatment with anhydrous hydrogen halide gas. Typically, a solution of the mixture of (omega)-halo-halocumylketone compound of structure (10) and (alpha)- methylstyrene compounds in a suitable organic solvent, such as methylene chloride or acetonitrile, is treated with a suitable anhydrous hydrogen halide gas, such as hydrogen chloride. The reaction is typically treated with the hydrogen halide gas for a period of time ranging from 30 minutes to 5 hours and at a temperature range of from 0 degrees C to room temperature. The remediated (omega)-halo-halocumylketone compound of structure (10) may be isolated by evaporation of solvent, but may be stored as a solution in the organic solvent containing hydrogen halide gas.

     In addition, halogen exchange of the benzylic halogen can be accomplished by thorough solvolysis in the presence of the appropriate hydrogen halide.

     For example, the (omega)-chloro-halocumylketone compound of structure (10) can be prepared from the (omega)-bromo-halocumylketone compound of structure
(10) by thorough aqueous solvolysis in the presence of hydrogen chloride.

     In step b, the appropriate cyclopropyl cumylketone derivative of structure
(9) is halogenated to give the corresponding cyclopropyl halocumylketone compound of structure (11) as described previously in step a.

     In step c, the cyclopropyl functionality of the appropriate cyclopropyl halocumylketone compound of structure (11) is ring-opened to give the corresponding (omega)-halo-halocumylketone compound of structure (10) wherein n = 3 as described previously in Scheme A, step j.

     In step d, the appropriate (omega)-halo ethylphenylketone compound of structure (6) is halogenated to give the corresponding (omega)-halo-haloethylphenylketone compound of structure (12) as described previously in step a.

     In step e, the appropriate (omega)-halo tolylketone compound of structure
(4) is halogenated to give the corresponding (omega)-halo halotolylketone compound of structure (13) as described previously in step a.

     In step f, the appropriate cyclopropyl ethylphenylketone derivative of structure (7) is halogenated to give the corresponding cyclopropyl haloethylphenylketone compound of structure (14) as described previously in step a.

     In step g, the appropriate cyclopropyl tolylketone derivative of structure
(5) is halogenated to give the
corresponding cyclopropyl halotolylketone of structure (15) as described previously in step a.

     In step h, the appropriate cyclopropyl halotolylketone of structure (15) is ring-opened to give the corresponding (omega)-halo halotolylketone compound of structure (13) wherein n = 3 as described previously in Scheme A, step j.

     In step i, the appropriate cyclopropyl haloethylphenylketone compound of structure (14) is ring-opened to give the corresponding (omega)-halo haloethylphenylketone compound of structure (12) wherein n = 3 as described previously in Scheme A, step j.

     In addition, the novel intermediates of formula (II), formula (III), formula (IV), formula (V), formula (VI) and formula (VII) wherein R\\5\\ is OH may be prepared by solvolysis of the corresponding novel intermediates of formula (II), formula (III), formula (IV), formula (V), formula (VI) and formula
(VII) wherein R\\5\\ is Cl, Br or I, with, for example, tetrahydrofuran and water or any slightly acidic medium.

     Starting materials for use in Scheme B are readily available to one of ordinary skill in the art.

     The following examples present typical syntheses as described in Scheme B. These examples are understood to be illustrative only and are not intended to limit the scope of the present invention in any way. As used herein, the following terms have the indicated meanings: "g" refers to grams; "mmol" refers to millimoles; "mL" refers to milliliters; "bp" refers to boiling point; "degrees C" refers to degrees Celsius; "mm Hg" refers to millimeters of mercury; "(mu)L" refers to microliters; "(mu)g" refers to micrograms; and "(mu)M" refers to micromolar.

                                    Example 4
                                    ---------

I-[4-(l-Bromo-l-methyl-ethly-ethyl)-phenyl]-4-chloro-butan-1-one
----------------------------------------------------------------

Step a, Method A:
-----------------
Dissolve 4-chloro-l-(4-isopropyl-phenyl)-butan-l-one (2.l0g, 9.35mmo1) in carbontetrachloride (30mL), add N-bromosuccinimide (l.75g, 9.83mmo1) and benzoylperoxide (3mg) and stir at reflux for 1 hour. Cool the reaction mixture, filter, wash with water and brine. Dry (MgSO\\4\\), filter and evaporate the solvent in vacuo to give the title compound as an amber oil.

Step a, Method B:
-----------------
Dissolve 4-chloro-l-(4-isopropyl-phenyl)-butan-l-one (5.00g, 22.2mmol) and N-bromosuccinimide (4.lg, 23.0mmol) in carbon tetrachloride (25mL) and add AIBN radical initiator (300mg). Stir and maintain under a nitrogen atmosphere at 80-90 degrees C or optionally irradiate with a sunlamp until a vigorous exotherm occurs at which point momentarily remove until reflux subsides and then reapply the heat. Reflux for 30 minutes and add another potion of N-bromosuccinimide (l00mg) while maintaining reflux and reflux an additional 15 minutes. Cool to room temperature and precipitate the succinimide from the solution by allowing to stand overnight. Filter and wash the succinimide (2.25g) with carbon tetrachloride (20mL). Combine the filtrates and evaporate the solvent in vacuo to give the title compound as a yellow oil (6.80g, 100%).

/1/H NMR (300MHz, CDCl\\3\\) (delta) 7.935 (d, J=8.4Hz, 2H), 7.70 (d, J=8.4Hz,
2H), 3.66 (t, J=6.3Hz, 2H), 3.16 (t, J=6.8Hz, 2H), 2.21 (p, J=6.8Hz, 2H), 2.19
(s, 6H); /13/C NMR (75MHz, CDCl\\3\\) (delta) 198.1 (151.63), 135.8, 128.0,
126.0, 62.3, 44.5, 35.3,

35.1, 26.7; IR (neat) 2970, 2910, 1680, 1675, 1600, 1402, 1225, 1180 cm/-1/.

Step a, Method C:
-----------------
Dissolve 4-chloro-l-(4-isopropyl-phenyl)-butan-l-one (74.7g, 333mmo1) in methylene chloride (250mL) and add sodium bromate (17.6g, ll7mmol) in water
(75mL) in a three-necked Morton flask equipped with an overhead stirrer. Cool the solution to 10 degrees C and irradiate with two 150W incandescent flood lamps. Add, by dropwise addition, a solution of sodium bromide (24g, 233mmo1) and stir for 2 hours. Illuminate for another 30 minutes, add sodium dithionate (2.0g), separate the organic phase, dry (MgSO\\4\\) and evaporate the solvent in vacuo to give the title compound (l00g, 99%).

Step a, Method D:
-----------------
Dissolve l-[4-(l-bromo-l-methyl-ethyl)-phenyl]-4-chloro-butan-l-one (l0.4g assayed at 67% by weight and containing l8wt% l-[4-(2-propene)-phenyl]-4-chloro-butan-1-one) in methylene chloride (50mL) and sparge hydrogen chloride through the solution for 70 minutes. Evaporate the solvent in vacuo to give a 3:1 mixture of l-[4-(l-bromo-l-methyl-ethyl)-pheny1]-4-chloro-butan-l-one and l-[4- (l-chloro-l-methyl-ethyl)-phenyl]-4-chloro-butan-l-one (ll.6g).

                                    Example 5
                                    ---------

(4-Bromomethyl-phenyl)-cyclopropyl-methanone
--------------------------------------------
Step g: Dissolve 4-chloro-l-(4-isopropyl-phenyl)-butan-l-one (20g, 124mmo1) and 2,2'-Azolons (2-methylpropionitrile) (0.5g) in methylene chloride (l00mL) and cool to 5 degrees C. Add a suspension of N-bromosuccinimide (12g) in methylene chloride (50mL) and irradiate with light (150 Watt lamp), maintaining the temperature at 5 degrees C. After 2, 3 and 7 hour time periods, add additional N-bromosuccinimide (6g, 6g, 2.8g) and continue stirring. After 7.5 hours, wash with water (200mL) and with 0.4M sodium hydrogen carbonate (2X200mL). Dry (Na\\2\\SO\\4\\), evaporate the solvent in vacuo and recrystallize (hexane) to give the title compound as a crystalline solid (26.7g).

     The following compounds can be prepared by procedures depicted in Scheme B:

[4-(1-bromoethyl)-phenyl]-cyclopropyl-methanone;

[4-(l-bromo-1-methyl-ethyl)-phenyl]-cyclopropyl-methanone;

l-[4-(l-bromomethyl)-phenyl]-4-chloro-butan-l-one; and

1-[4-(1-bromoethyl)-phenyl]-4-chloro-butan-l-one.

     The novel intermediates of formula (VIII) and (IX) and the novel intermediates of formula (II), formula (III), formula (IV), formula (V), formula
(VI) and formula (VII) wherein R\\5\\ is Cl, Br or I may also be prepared as described in Scheme C. In Scheme C, all substituents are as previously defined unless otherwise indicated.

                                    Scheme C

                       [MOLECULAR DIAGRAM APPEARS HERE]

     Scheme C provides various general synthetic procedures for preparing the the novel intermediates of formula (VIII) and (IX) and novel intermediates of formula (II), formula (III), formula (IV), formula (V), formula (VI) and formula
(VII) wherein R\\5\\ is Cl, Br or I.

     In step a, the appropriate (alpha)-methylstyrene compound or structure (16) is acylated with an appropriate (omega)-halo compound of the structure Hal-
(CH2)\\n\\-C(=O)-B, wherein B is Hal or hydroxy, Hal is Cl, Br or I and n is as previously defined to give the corresponding (omega)-halo-(alpha)-methylstyrene compound of structure (17) as described previously in Scheme A, step d.

     In step b, the appropriate (alpha)-methylstryrene compount of structure
(16) is acylated with an appropriate cyclopropyl compount of the structure.


                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein B is as previously defined to give the corresponding cyclopropyl (alpha)-methy1styreneketone derivative of structure (18) as described previously in Scheme A, step e.

     In step c, the appropriate (omega)-halo-(alpha)-methylstyrene compound of structure (17) wherein n = 3 is ring-closed to give the corresponding cyclopropyl (alpha)-methylstyreneketone derivative of structure (18) as described previously in Scheme A, step k.

     In step d, the appropriate cyclopropyl (alpha)-methylstyreneketone derivative of structure (18) is ring-opened to give the corresponding (omega)- halo-(alpha)-methylstyrene compound of structure (17) wherein n = 3 as described previously in Scheme A, step j.

     In step e, the appropriate (omega)-halo-(alpha)-methylstyrene compound of structure (17) is hydrohalogenated to give the corresponding (omega)-halo-halocumylketone derivative of structure (10).

     For example, the appropriate (omega)-halo-(alpha)-methylstyrene compound of structure (17) is treated with anhydrous hydrogen halide at a temperature range of from -50 degrees C to room temperature, preferably 0 degrees C - 5 degrees C and for a period of time ranging from 5 minutes to 2 hours. The (omega)-halo-halocumylketone derivative of structure (10) is recovered from the reaction zone by purging with nitrogen.

     In step f, the appropriate (omega)-halo-halocumylketone derivative of structure (10) is dehydrohalogenated to give the corresponding (omega)-halo- (alpha)-methylstyrene compound of structure (17) by treatment with base as is known in the art.

     In step g, the appropriate cyclopropyl (alpha)-methylstyreneketone derivative of structure (18) is hydrohalogenated to give the corresponding cyclopropyl halocumylketone comound of structure (11) as described previously in step e.

     In step h, the appropriate cyclopropyl halocumylketone comound of structure (11) is dehydrohalogenated to give the corresponding cyclopropyl (alpha)-methylstyreneketone derivative of structure (18) as described previously in step f.

     The novel intermediates of formula (II), formula (III), formula (IV), formula (V), formula (VI) and formula (VII) wherein R\\5\\ is CN may be prepared as described in Scheme D. In Scheme D, all substituents are as previously defined unless otherwise indicated.

                                   Scheme D

                       [MOLECULAR DIAGRAM APPEARS HERE]

                                Scheme D Cont.

                       [MOLECULAR DIAGRAM APPEARS HERE]



     Scheme D provides various general synthetic procedures for preparing the novel intermediates of formula (II), formula (III), formula (IV), formula (V), formula (VI) and formula (VII) wherein R5 is CN.

     In step a, the appropriate (omega)-halo-halocumylketone compound of structure (10) is cyanated to give the corresponding (omega)-halo-cyanocumylketone compound of structure (19).

     For example, the appropriate (omega)-halo-cyanocumylketone compound of structure (19) may be prepared by reacting an appropriate (omega)-halo-halocumylketone compound of structure (10) with a suitable cyanating agent. Examples of suitable cyanating agents are trimethylsilyl cyanide, diethylaluminum cyanide and tetrabutylammonium cyanide, with trimethylsilyl cyanide being preferred. The reaction is carried out in a solvent, such as methylene chloride, tetrachloroethane and carbon tetrachloride, with methylene chloride being the preferred solvent. A catalytic amount of a suitable Lewis acid may also be employed in the reaction. Examples of suitable Lewis acids are boron trichloride, aluminum chloride, titanium tetrachloride, boron trifluoride, tin tetrachloride and zinc chloride, with tin tetrachloride being preferred. The reaction time varies from about 1/2 hour to 8 hours, preferably 1/2 to 2 hours and the reaction temperature varies from about 0 degrees C to room temperature, preferably room temperature. The (omega)-halo-cyanocumylketone compound of structure (16) is recovered from the reaction zone by an aqueous quench followed by extraction as is known in the art. The (omega)-halo-cyanocumylketone compound of structure (16) may be purified by procedures well known in the art, such as chromatography and crystallization.

     In step b, the appropriate (omega)-halo cumylketone compound of structure
(8) is cyanated to give the corresponding (omega)-halo-cyanocumylketone compound of structure (19).

     For example, the (omega)-halo-cyanocumylketone compound of structure (19) may be prepared by reacting an appropriate the (omega)-halo cumylketone compound of structure (8) with a suitable cyanating agent. Examples of suitable cyanating agent are cyanogen chloride, cyanogen bromide and cyanogen iodide, with cyanogen chloride being preferred. The reaction is carried out according to the procedures outlined by Tanner and Bunce, J. Am. Chem. Soc., 91, 3028 (1969).
                                         -----------------

     In step c, the appropriate cyclopropyl halocumylketone compound of structure (11) is cyanated to give the corresponding cyclopropyl cyanocumylketone compound of structure (20) as described previously in step a.

     In step d, the appropriate cyclopropyl cumylketone derivative of structure
(9) is cyanated to give the corresponding cyclopropyl cyanocumylketone compound of structure (20) as described previously in step b.

     In step e, the appropriate (omega)-halo-haloethylphenylketone compound of structure (12) is cyanated to give the corresponding (omega)-halo-cyanoethylphenylketone compound of structure (21) as described previously in step a.

     In step f, the appropriate (omega)-halo-ethylphenylketone compound of structure (6) is cyanated to give the corresponding (omega)-halo-cyanoethylphenylketone compound of structure (21) as described previously in step b.

     In step g, the appropriate (omega)-halo halotolylketone compound of structure (13) is cyanated to give the corresponding (omega)-halo cyanotolylketone compound of structure (22) as described previously in step a.

     In step h, the appropriate (omega)-halo tolylketone compound of structure
(4) is cyanated to give the corresponding (omega)-halo cyanotolylketone compound of structure (22) as described previously in step b.

     In step i, the appropriate cyclopropyl ethylphenylketone compound of structure (7) is cyanated to give the corresponding cyclopropyl cyanoethylphenylketone compound of structure (23) as described previously in step b.

     In step j, the appropriate cyclopropyl haloethylphenylketone compound of structure (14) is cyanated to give the corresponding cyclopropyl cyanoethylphenylketone compound of structure (23) as described previously in step a.

     In step k, the appropriate cyclopropyl tolylketone compound of structure
(5) is cyanated to give the corresponding cyclopropyl cyanotolylketone compound of structure (24) as described previously in step b.

     In step l, the appropriate cyclopropyl halotolylketone of structure (15) is cyanated to give the corresponding cyclopropyl cyanotolylketone compound of structure (24) as described previously in step a.

     Starting materials for use in Scheme D are readily available to one of ordinary skill in the art.

     The following examples present typical syntheses as described in Scheme D. These examples are understood to be illustrative only and are not intended to limit the scope of the present invention in any way. As used herein, the following terms have the indicated meanings: "g" refers to grams; "mmol" refers to millimoles; "mL" refers to milliliters; "bp" refers to boiling point; "degree C" refers to degrees Celsius; "mm Hg" refers to millimeters of mercury; "(mu)L" refers to microliters; "(mu)g" refers to micrograms; and "(mu)M" refers to micromolar.


                                    Example 6
                                    ---------

  Step a:  2- [4-(4-chloro-butyryl)-phenyl]-2-methyl-propionitirile
  -----------------------------------------------------------------
  Dissolve l-[4-(l-bromo-l-methyl-ethyl)-phenyl]-4-ch1oro-butan-l-one (2.00g,
  6.59mmol) in anhydrous methylene
chloride (20mL) and place under an argon atmosphere. Add trimethylsilyl cyanide (l.l0mL, 8.25mmol) followed by tin (IV) chloride (O.20mL, l.7mmol) via syringe. Stir at reflux for 1 hour, add water (20mL) and stir for an additional 1/2 hour. Separate the layers and extract the aqueous layer with methylene chloride. Combine the organic layers, wash with brine, dry (MgSO\\4\\), filter and evaporate the solvent in vacuo. Purify by silica gel chromatography (15% ethyl acetate/hexane) to give the title compound as a white solid; mp
79-80 degrees C.

                                    Example 7
                                    ---------

Step 1: 4-Cyclopropanecarbonyl-phenyl)-acetonitrile
---------------------------------------------------
Mix (4-bromomethyl-phenyl)-cyclopropyl-methanone (5.0g, 2lmmol), potassium cyanide (2.0g, 30mmol), tetra-butylammonium bromide (150mg), water (5mL) and acetonitrile (50mL) Mechanically stir at room temperature for 3 hours, pour into water (450mL) and stir overnight. Collect by filtration and recrystallize (hexane) to give the title compound as a white crystalline solid; mp 86-
87 degrees C.



        The following compounds can be prepared by the synthetic procedures depicted in Scheme D:

2-(4-Cyclopropanecarbonyl-phenyl)-propionitrile;

2-(4-Cyclopropanecarbonyl-phenyl)-2-methyl-propionitrile;

[4-(4-Chloro-butyryl)-phenyl]-acetonitrile; and

2-[4-(4-Chloro-butyryl)-phenyl]-propionitrile.

        The novel intermediates of formula (II), formula (III), formula (IV), formula (V), formula (VI) and formula (VII) wherein R\\5\\ is CN may also be prepared as described in Scheme E. In Scheme E, all substituents are as previously defined unless otherwise indicated.

                                    Scheme E

                       [MOLECULAR DIAGRAM APPEARS HERE]

        Scheme E provides alternative various general synthetic procedures for preparing the novel intermediates of formula (II), formula (III), formula (IV), formula (V), formula (VI) and formula (VII) wherein R\\5\\ is CN.

        In step a, the appropriate phenylacetonitrile compound of structure (25) is methylated to give the corresponding 2-cyanoethylbenzene compound of structure (26) as described previously in Scheme A, step a.

        Appropriate phenylacetonitrile compounds of structure (25) may be prepared from the corresponding benzyl halide by techniques and procedures well known by one of ordinary skill in the art and described previously in Scheme D, step a.

        Appropriate benzyl halide compounds may be prepared from the corresponding toluene derivative of structure (1) as described previously in Scheme B, step a.

        In step b, the appropriate 2-cyanoethylbenzene compound of structure
(26) is methylated to give the corresponding 2-cyano-2-propylbenzene compound of structure (27) as described previously in Scheme A, step a.

        Appropriate 2-cyanoethylbenzene compound of structure (26) may be prepared from the corresponding (alpha)-methylbenzyl halide by techniques and procedures well known by one of ordinary skill in the art and as described previously in step a.

        Appropriate (alpha)-methylbenzyl halide compounds may be prepared from the corresponding ethylbenzene derivative of structure (2) as described previously in Scheme B, step a.

        In step c, the appropriate phenylacetonitrile compound of structure (25) is dimethylated to give the corresponding 2-cyano-2-propylbenzene compound of structure (27) as described previously in Scheme A, step c.

        In step d, the appropriate phenylacetonitrile compound of structure (25) is acylated with an appropriate (omega)-halo compound of the structure Hal- (CH\\2\\)\\n\\-C(=O)-B, wherein B is Hal or hydroxy, Hal is C1, Br or I and n is as previously defined to give the corresponding (omega)-halo cyanotolylketone compound of structure (22) as described previously in Scheme A, step d.

        In step e, the appropriate phenylacetonitrile compound of structure (25) is acylated with an appropriate cyclopropyl compound of the structure

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein B is as previously defined to give the corresponding cyclopropyl cyanotolylketone compound of structure (24) as described previously in Scheme A, step e.

        In step f, the appropriate 2-cyanoethylbenzene compound of structure
(26) is acylated with an appropriate (omega)-halo compound of the structure Ha1- (CH\\2\\)\\n\\-C(=O)-B, wherein B is Hal or hydroxy, Hal is Cl, Br or I and n is as previously defined to give the corresponding (omega)-halo cyanoethylphenylketone compound of structure (21) as described previously in Scheme A, step d.

        In step g, the appropriate 2-cyanoethylbenzene compound of structure
(26) is acylated with an appropriate cyclopropyl compound of the structure

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein B is as previously defined to give the corresponding cyclopropyl cyanoethylphenylketone compound of structure (23) as described previously in Scheme A, step e.

        In step h, the appropriate 2-cyano-2-propylbenzene compound of structure
(27) is acylated with an appropriate (omega)-halo compound of the structure Hal-(CH\\2\\)\\n\\-C(=O)-B, wherein B is Hal or hydroxy, Hal is Cl, Br or I and n is as previously defined to give the corresponding (omega)-halo-cyanocumylketone compound of structure (19) as described previously in Scheme A, step d.

        Appropriate 2-cyano-2-propylbenzene compound of structure (27) may be prepared from the corresponding (alpha),(alpha)-dimethylbenzyl halide by techniques and procedures well known by one of ordinary skill in the art and as described previously in step a.

        Appropriate (alpha),(alpha)-dimethylbenzyl halide compounds may be prepared from the corresponding cumene derivative of structure (3) as described previously in Scheme B, step a.

        In step i, the appropriate 2-cyano-2-propylbenzene compound of structure
(27) is acylated with an appropriate cyclopropyl compound of the structure

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein B is as previously defined to give the corresponding cyclopropyl cyanocumylketone compound of structure (20) as described previously in Scheme A, step e.

        In step j, the cyclopropyl functionality of the appropriate cyclopropyl cyanotolylketone compound of structure (24) is ring-opened to give the corresponding (omega)-halo cyanotolylketone compound of structure (22) wherein n = 3 as described previously in Scheme A, step j.

        In step k, the appropriate (omega)-halo cyanotolylketone compound of structure (22) wherein n = 3 is ring-closed to give the corresponding cyclopropyl cyanotolylketone compound of structure (24) as described previously in Scheme A, step k.

        In step l, the cyclopropyl functionality of the appropriate cyclopropyl cyanoethylphenylketone compound of structure (23) is ring-opened to give the corresponding (omega)-halo-cyanoethylphenylketone compound of structure (21) wherein n = 3 as described previously in Scheme A, step j.

        In step m, the appropriate (omega)-halo cyanoethylphenylketone compound of structure (21) wherein n = 3 is ring-closed to give the corresponding cyclopropyl cyanoethylphenylketone compound of structure (23) as described previously in Scheme A, step k.

        In step n, the cyclopropyl functionality of the appropriate cyclopropyl cyanocumylketone compound of structure (20) is ring-opened to give the corresponding (omega)-halo-cyanocumylketone compound of structure (19) wherein n = 3 as described previously in Scheme A, step j.

        In step o, the appropriate (omega)-halo-cyanocumylketone compound of structure (19) is ring-closed to give the corresponding cyclopropyl cyanocumylketone compound of structure (20) as described previously in Scheme A, step k.

        In step p, the appropriate (omega)-halo-cyanoethylphenylketone compound of structure (21) is methylated to give the corresponding (omega)-halo-cyanocumylketone compound of structure (19) as described previously in Scheme A, step a.

        In step q, the appropriate cyclopropyl cyanotolylketone compound of structure (24) is dimethylated to give the corresponding cyclopropyl cyanocumylketone compound of structure (20) as described previously in Scheme A, step c.

        In step r, the appropriate (omega)-halo cyanotolylketone compound of structure (22) is methylated to give the corresponding (omega)-halo-cyanoethylphenylketone compound of structure (21) as described previously in Scheme A, step a.

        In step s, the appropriate (omega)-halo cyanotolylketone compound of structure (22) is dimethylated to give the corresponding (omega)-halo-cyanocumylketone compound of structure (19) as described previously in Scheme A, step c.

        In step t, the appropriate cyclopropyl cyanoethylphenylketone compound of structure (23) is methylated to give the corresponding cyclopropyl cyanocumylketone compound of structure (20) as described previously in Scheme A, step a.


        In step u, the appropriate cyclopropyl cyanotolylketone compound of structure (24) is methylated to give the corresponding cyclopropyl cyanoethylphenylketone compound of structure (23) as described previously in Scheme A, step a.


        Starting materials for use in Scheme E are readily available to one of ordinary skill in the art.

        The following examples present typical syntheses as described in Scheme
E. These examples are understood to be illustrative only and are not intended to limit the scope of the present invention in any way. As used herein, the following terms have the indicated meanings: "g" refers to grams; "mmol" refers to millimoles; "mL" refers to milliliters; "bp" refers to boiling point;
"degree C" refers to degrees Celsius; "mm Hg" refers to millimeters of mercury; "(mu)L" refers to microliters; "(mu)g" refers to micrograms; and "(mu)M" refers to micromolar.


                                    Example 8
                                    ---------

Step g:  2-(4-Cyc1opropanecarbonyl-phenyl)-2-methy1-propionitrile
-----------------------------------------------------------------
Dissolve potassium t-butoxide (2.42g, 21.6mmol) in diglyme (8mL), cool to 10 degrees C and slowly add with mechanical stirring, a solution of (4-cyclopropanecarbonyl-phenyl)-acetonitrile (2g, l0.8mmol) and methyl iodide (l.5mL, 24.0mmol) in diglyme (l0mL). After 10 minutes, add additional potassium t-butoxide (0.3g, 2.6mmol) in diglyme (2mL) and stir for a total of 45 minutes. Pour into a mixture of water (l00mL) and ethyl acetate (50mL) and adjust the pH to 1.5-2 with dilute hydrochloric acid.

Separate the organic phase and extract the aqueous phase with ethyl acetate
(50mL) Combine the organic phases and wash with brine (2Xl00mL). Dry (Na\\2\\SO\\4\\), evaporate the solvent in vacuo and recrystallize (ethyl ether/hexane) to give the title compound as a yellow solid; mp 80-82 degrees C.

        The following compounds can be prepared by procedures depicted in Scheme
E:


(4-Cyclopropanecarbonyl-phenyl) -acetonitrile;


2-[4-(4-chloro-butyryl)-phenyl]-2-methyl-propionitirile;


2-(4-Cyclopropanecarbonyl-phenyl)-propionitrile;


[4-(4-Chloro-butyryl)-phenyl]-acetonitrile; and


2-[4-(4-Chloro-butyryl)-phenyl]-propionitrile.


        The novel intermediates of formula (II), formula (III), formula (IV), formula (V), formula (VI) and formula (VII) wherein R\\5\\ is COOalkyl may also be prepared as described in Scheme F. In Scheme F, all substituents are as previously defined unless otherwise indicated.

                                   Scheme F


                       [MOLECULAR DIAGRAM APPEARS HERE]

        Scheme F provides alternative various general synthetic procedures for preparing the novel intermediates of formula (II), formula (III), formula (IV), formula (V), formula (VI) and formula (VII) wherein R\\5\\ is COOalkyl.

        In step a, the appropriate phenylacetic acid ester compound of structure
(28) is methylated to give the corresponding (alpha)-methylphenylacetic acid ester compound of structure (29) as described previously in Scheme A, step a.

        Appropriate phenylacetic acid ester compounds of structure (28) are prepared from the corresponding phenylacetic acid compounds by standard esterification reactions which are well known by one of ordinary skill in the art.

        Appropriate phenylacetic acid compounds may be prepared by hydrolysis of the corresponding phenylacetonitrile compounds of structure (25) by techniques and procedures well known and appreciated by one of ordinary skill in the art, such as base hydrolysis. Alternatively, the phenylacetic acid compounds may be prepared by electrochemical carboxylation of the corresponding benzyl halide as described in Scheme H, step h.


        In step b, the appropriate (alpha)-methylphenylacetic acid ester compound of structure (29) is methylated to give the corresponding (alpha),(alpha)-dimethylphenylacetic acid ester compound of structure (30) as described previously in Scheme A, step a.

        Alternatively (alpha)-methylphenylacetic acid ester compound of structure (29) are prepared for the corresponding (alpha)-methylphenylacetic acid compounds by standard esterification reactions which are well known by one of ordinary skill in the art as described in step a.

        Appropriate (alpha)-methylphenylacetic acid compounds may be prepared by hydrolysis of the corresponding 2-cyanoethylbenzene compound of structure (26) as described previously in step a. Alternatively, the (alpha)-methylphenylacetic acid compounds may be prepared by electrochemical carboxylation of the corresponding (alpha)-methylbenzyl halide as described in Scheme H, step h.

        In step c, the appropriate phenylacetic acid ester compound of structure
(28) is dimethylated to give the corresponding (alpha),(alpha)- dimethylphenylacetic acid ester compound of structure (30) as described previously in Scheme A, step c.

        Alternatively (alpha),(alpha)-dimethylphenylacetic acid ester compound of structure (30) are prepared for the corresponding (alpha),(alpha)- dimethylphenylacetic acid compounds by standard esterification reactions which are well known by one of ordinary skill in the art as described in step a.

        Appropriate (alpha),(alpha)-dimethylphenylacetic acid compounds may be prepared by hydrolysis of the corresponding 2-cyano-2-propylbenzene compound of structure (27) as described previously in step a. Alternatively, the (alpha),(alpha)-dimethylphenylacetic acid compounds may be prepared by electrochemical carboxylation of the corresponding (alpha),(alpha)- dimethylbenzyl halide as described in Scheme H, step h. Appropriate (alpha),(alpha)-dimethylbenzyl halide compounds may be prepared by hydrohalogenation of the corresponding (alpha)-methylstyrene as described previously in Scheme C, step e.

        In step d, the appropriate phenylacetic acid ester compound of structure
(28) is acylated with an appropriate (omega)-halo compound of the structure Hal- (CH\\2\\)\\n\\-C(=O)-B, wherein B is Hal or hydroxy, Hal is Cl, Br or I and n is as previously defined to give the corresponding (omega)'-halo-(alpha)'-keto-phenylacetic acid ester compound of structure (34) as described previously in Scheme A, step d.

        In step e, the appropriate phenylacetic acid ester compound of structure
(28) is acylated with an appropriate cyclopropyl compound of the structure

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein B is as previously defined to give the corresponding cyclopropylketo-phenylacetic acid ester compound of structure (33) as described previously in Scheme A, step e.


        In step f, the appropriate (alpha)-methylphenylacetic acid ester compound of structure (26) is acylated with an appropriate (omega)-halo compound of the structure Hal-(CH\\2\\)\\n\\- C(=O)-B, wherein B is Hal or hydroxy, Hal is Cl, Br or I and n is as previously defined to give the corresponding
(omega) '-halo-(alpha)'-keto-(alpha)-methylphenylacetic acid ester compound of structure (30) as described previously in Scheme A, step d.

        In step g, the appropriate (alpha)-methylphenylacetic acid ester compound of structure (29) is acylated with an appropriate cyclopropyl compound of the structure

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein B is as previously defined to give the corresponding cyclopropylketo- (alpha)-methylphenylacetic acid ester compound of structure (35) as described previously in Scheme A, step e.

        In step h, the appropriate (alpha),(alpha)-dimethylphenylacetic acid ester compound of structure (30) is acylated with an appropriate (omega)-halo compound of the structure Hal-(CH\\2\\)\\n\\-C(=O)-B, wherein B is Hal or hydroxy, Hal is Cl, Br or I and n is as previously defined to give the corresponding (omega)'halo-(alpha)'-keto-(alpha),(alpha)-di-methylphenylacetic acid ester compound of structure (31) as described previously in Scheme A, step d.

        Appropriate (alpha),(alpha)-dimethylphenylacetic acid ester compound of structure (30) are prepared for the corresponding (alpha),(alpha)- dimethylphenylacetic acid compounds by standard esterification reactions which are well known by one of ordinary skill in the art as described in step a.

        Appropriate (alpha),(alpha)-dimethylphenylacetic acid compounds may be prepared by hydrolysis of the corresponding 2-cyano-2-propylbenzene compound of structure (27) as described previously in step a.

        In step i, the appropriate (alpha),(alpha)-dimethylphenylacetic acid ester compound of structure (30) is acylated with an appropriate cyclopropyl compound of the structure

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein B is as previously defined to give the corresponding cyclopropylketo- (alpha), (alpha)-dimethylphenylacetic acid ester compound of structure (32) as described previously in Scheme A, step e.

        In step j, the appropriate (omega)'-halo-(alpha)'-keto-(alpha)- methylphenylacetic acid ester compound of structure (33) is methylated to give the corresponding (omega)'-halo-(alpha)'-keto-(alpha),(alpha)-di-methylphenylacetic acid ester compound of structure (32) as described previously in Scheme A, step a.


        In step k, the cyclopropyl functionality of the appropriate cyclopropylketo-(alpha),(alpha)-dimethylphenylacetic acid ester compound of structure (32) is ring-opened to give the corresponding (omega)'-halo-(alpha)'- keto-(alpha),(alpha)-di-methylphenylacetic acid ester compound of structure (31) wherein n = 3 as described previously in Scheme A, step j.


        In step l, the appropriate (omega)'-halo-(alpha)'-keto-(alpha),(alpha)- di-methylphenylacetic acid ester compound of structure (31) wherein n = 3 is ring-closed to give the corresponding cyclopropylketo-(alpha),(alpha)- dimethylphenylacetic acid ester compound of structure (32) as described previously in Scheme A, step k.

        In step m, the appropriate (omega)'-halo-(alpha)'-keto-phenylacetic acid ester compound of structure (34) is dimethylated to give the corresponding (omega)'-halo-(alpha)'-keto-(alpha),(alpha)-di-methylphenylacetic acid ester compound of structure (31) as described previously in Scheme A, step c.

        In step n, the appropriate (omega)'-halo-(alpha)'-keto-phenylacetic acid ester compound of structure (34) is methylated to give the corresponding (omega)'-halo-(alpha)'-keto-(alpha)-methylphenylacetic acid ester compound of structure (33) as described previously in Scheme A, step a.

        In step o, the cyclopropyl functionality of the appropriate cyclopropylketo-(alpha)-methylphenylacetic acid ester compound of structure (35) is ring-opened to give the corresponding (omega)'-halo-(alpha)'-keto-(alpha)-methylphenylacetic acid ester compound of structure (33) wherein n = 3 as described previously in Scheme A, step j.

        In step p, the appropriate (omega)'-halo-(alpha)'-keto-(alpha)- methylphenylacetic acid ester compound of structure (33) wherein n = 3 is ring-closed to give the corresponding cyclopropylketo-(alpha)-methylphenylacetic acid ester compound of structure (35) as described previously in Scheme A, step k.

        In step q, the appropriate cyclopropylketo-(alpha)-methylphenylacetic acid ester compound of structure (35) is methylated to give the corresponding cyclopropylketo-(alpha),(alpha)-dimethylphenylacetic acid ester compound of structure (32) as described previously in Scheme A, step a.

        In step r, the appropriate cyclopropylketo-phenylacetic acid ester compound of structure (36) is dimethylated to give the corresponding cyclopropylketo-(alpha),(alpha)-dimethylphenylacetic acid ester compound of structure (32) as described previously in Scheme A, step c.

        In step s, the cyclopropyl functionality of the appropriate cyclopropylketo-phenylacetic acid ester compound of structure (36) is ring-opened to give the corresponding (omega)'-halo-(alpha)'-keto-phenylacetic acid ester compound of structure (34) wherein n = 3 as described previously in Scheme A, step j.

        In step t, the appropriate (omega)'-halo-(alpha)'-keto-phenylacetic acid ester compound of structure (34) wherein n = 3 as is ring-closed to give the corresponding cyclopropylketo-phenylacetic acid ester compound of structure (36) as described previously in Scheme A, step k.

        In step u, the appropriate cyclopropylketo-phenylacetic acid ester compound of structure (36) is methylated to give the corresponding cyclopropylketo-(alpha)-methylphenylacetic acid ester compound of structure (35) as described previously in Scheme A, step a.

        Starting materials for use in Scheme F are readily available to one of ordinary skill in the art.

        The following examples present typical syntheses as described in Scheme F. These examples are understood to be illustrative only and are not intended to limit the scope of the present invention in any way. As used herein, the following terms have the indicated meanings: "g" refers to grams; "mmol" refers to millimoles; "mL" refers to milliliters; "bp" refers to boiling point; "degrees C" refers to degrees Celsius; "mm Hg" refers to millimeters of mercury; "(mu)L" refers to microliters; "(mu)g" refers to micrograins; and "(mu)M" refers to micromolar.


                                   Example 9
                                   ---------

Step d: [4-(4-Chloro-butyryl)-phenyl]-acetic acid, ethyl ester
--------------------------------------------------------------

Load a 3-neck flask with sublimed A1C1\\3\\ (293g, 2.08mmol) and heptane (400mL). Cool to below 5 degrees C and slowly add chlorobutyryl chloride (125mL),keeping the temperature below 5 degrees C. Add phenylethyl acetate (160mL), keeping the temperature below 10 degrees C and stir overnight. Decant the heptane layer and dissolve the residue in methylene chloride (400mL). Slowly pour the methylene chloride solution into a mixture of concentrated hydrochloric acid (200mL) and cracked ice. Separate the organic phase, wash with water (1L), followed by 5% sodium hydrogen carbonate (1L). Evaporate the solvent in vacuo to give a red oil (243g).

Dissolve the red oil (243g) in methylene chloride (250mL) and sparge with hydrogen chloride gas for 1.5 hours and evaporate the solvent in vacuo to give the title compound as a 50:50 mixture of para and meta isomers (243g).


                                   Example 10
                                   ----------

Step k: 2-[4-(4-Chloro-butyryl)-phenyl]-2-methyl-propionic acid, ethyl ester
-----------------------------------------------------------------------------
Dissolve 2-(4-cyclopropanecarbonyl-phenyl)-2-methyl-propionic acid, ethyl ester
(100g) in xylene (500mL) and ethanol (100mL) and heat to 70 degrees C. Sparge the atmosphere of the reaction with hydrogen chloride gas (24.6g) over 220 hours. Evaporate the solvent in vacuo to give the title compound.


                                   Example 11
                                   ----------

Step h: 2-[4-(4-Chloro-butyryl)-phenyl]-2-methyl-propionic acid, 2-ethylhexyl
------------------------------------------------------------------------------
ester
-----
Mix 2-ethyl-1-hexanol (6.5g, 5mol), triethylamine (50.5g, 0.5mol) and methylene chloride (50mL). Add, by dropwise addition, 2-phenylacetyl chloride (5mol) and warm to 50 degrees C. Stir at room temperature overnight, filter and wash the filtercake with methylene chloride (50mL). Combine the organic phases and wash with 5% aqueous hydrochloric acid (50mL) and water. Dry (MgSO\\4\\), evaporate the solvent in vacuo and purify by distillation to give 2-phenylacetic acid, 2- (2-ethylhexy)l ester.

Mix chlorobutyryl chloride (16.9g) and AlCl\\3\\ (29.3g) at room temperature. Add 2-phenylacetic acid, 2-ethylhexyl ester (27.6g), keeping the temperature below 10 degrees C. Heat at 35 degrees C for 24 hours, quench in ice water
(200g). Separate the organic phase, dry (MgSO\\4\\) and evaporate the solvent in vacuo. Dilute the residue with ethanol (150mL), add hydrogen chloride (5g) and heat to 75 degrees C. After 2.5 hours, add another 5g of hydrogen chloride and stir at 75 degrees C for 24 hours. Evaporate the solvent in vacuo to give the title compound.


                                   Example 12
                                   ----------

Step 1 and step m: 2-(4-Cyclopropanecarbonyl-phenyl)-2-methyl-propionic acid,
-----------------------------------------------------------------------------
ethyl ester
-----------
Dissolve 2-[4-(4-chloro-butyryl)-phenyl)-acetic acid, ethyl ester (28.5g) in toluene (50mL) and evaporate the solvent in vacuo to remove traces of ethanol. Dissolve the residue in diglyme (50mL) and add, by dropwise addition, to a suspension of sodium hydride (12.2g of a 60% suspension in mineral oil) slurried in diglyme (150mL) containing methyl chloride (10g). Slowly add methyl chloride
(10g) and stir for 15 minutes. Filter through filter aid, wash filtercake with acetonitrile and evaporate the solvent. Remove meta-isomer by distillation
(150 degrees C @ lmm) and crystallize (ethanol) to give the title compound
(93%).

        The novel intermediates of formula (II), formula (III), formula (IV), formula (V), formula (VI) and formula (VII) wherein R\\5\\ is CONR\\6\\R\\7\\ may also be prepared as described in Scheme G. In Scheme G, all substituents are as previously defined unless otherwise indicated.

                                   Scheme G

                       [MOLECULAR DIAGRAM APPEARS HERE]

        Scheme G provides alternative various general synthetic procedures for preparing the novel intermediates of formula (II), formula (III), formula (IV), formula (V), formula (VI) and formula (VII) wherein R\\5\\ is CONR\\6\\R\\7\\.

        In step a, the appropriate phenylacetic acid amide compound of structure
(37) is methylated to give the corresponding (alpha)-methylphenylacetic acid amide compound of structure (38) as described previously in Scheme A, step a.

        Appropriate phenylacetic acid amide compound of structure (37) are prepared from the corresponding phenylacetic acid by standard amide-forming reactions as are known in the art. The appropriate phenylacetic acids may be prepared by hyrdolysis of the corresponding 2-cyano-2-propylbenzene compound of structure (27) by techniques and procedures well known and appreciated by one of ordinary skill in the art.

        In step b, the appropriate (alpha)-methylphenylacetic acid amide compound of structure (38) is methylated to give the corresponding (alpha),(alpha)-dimethylphenylacetic acid amide compound of structure (39) as described previously in Scheme A, step a.

        Appropriate (alpha)-methylphenylacetic acid amide compound of structure
(38) are prepared from the corresponding (alpha)-methylphenylacetic acid by standard amide-forming reactions as are known in the art as described in step a.

        In step c, the appropriate phenylacetic acid amide compound of structure
(37) is dimethylated to give the corresponding (alpha),(alpha)- dimethylphenylacetic acid amide compound of structure (39) as described previously in Scheme A, step c.

        In step d, the appropriate phenylacetic acid amide compound of structure
(37) is acylated with an appropriate (omega)-halo compound of the structure Hal- (CH\\2\\)\\n\\-C(=0)-B, wherein B is Hal or hydroxy, Hal is Cl, Br or I and n is as previously defined to give the corresponding (omega)'-halo-(alpha)-keto-phenylacetic acid amide compound of structure (43) as described previously in Scheme A, step d.

        In step e, the appropriate phenylacetic acid amide compound of structure
(37) is acylated with an appropriate cyclopropyl compound of the structure

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein B is as previously defined to give the corresponding cyclopropylketo-phenylacetic acid amide compound of structure (45) as described previously in Scheme A, step e.

        In step f, the appropriate (alpha)-methylphenylacetic acid amide compound of structure (38) is acylated with an appropriate (omega)-halo compound of the structure Hal-(CH\\2\\)\\n\\-C(=0)-B, wherein B is Hal or hydroxy, Hal is Cl, Br or I and n is as previously defined to give the corresponding (omega)'- halo-(alpha)'-keto-(alpha)-methylphenylacetic acid amide compound of structure
(42) as described previously in Scheme A, step d.

        In step g, the appropriate (alpha)-methylphenylacetic acid amide compound of structure (38) is acylated with an appropriate cyclopropyl compound of the structure

                       [MOLECULAR DIAGRAM APPEARS HERE]
wherein B is as previously defined to give the corresponding cyclopropylketo- (alpha)-methylphenylacetic acid amide compound of structure (44) as described previously in Scheme A, step e.

        In step h, the appropriate (alpha),(alpha)-dimethylphenylacetic acid amide compound of structure (39) is acylated with an appropriate (omega)-halo compound of the structure Hal-(CH\\2\\)\\n\\-C(=0)-B, wherein B is Hal or hydroxy, Hal is Cl, Br or I and n is as previously defined to give the corresponding (omega)'-halo-(alpha)'-keto-(alpha),(alpha)-di-methylphenylacetic acid amide compound of structure (40) as described previously in Scheme A, step d.

        Appropriate (alpha),(alpha)-dimethylphenylacetic acid amide compound of structure (39) are prepared from the corresponding (alpha),(alpha)- dimethylphenylacetic acid by standard amide-forming reactions as are known in the art as described in step a.

        In step i, the appropriate (alpha),(alpha)-dimethylphenylacetic acid amide compound of structure (39) is acylated with an appropriate cyclopropyl compound of the structure

                       [MOLECULAR DIAGRAM APPEARS HERE]


wherein B is as previously defined to give the corresponding cyclopropylketo- (alpha),(alpha)-dimethylphenylacetic acid amide compound of structure (41) as described previously in Scheme A, step e.

        In step j, the appropriate (omega)'-halo-(alpha)'-keto-(alpha)- methylphenylacetic acid amide compound of structure (42) is methylated to give the corresponding (omega)'-halo-(alpha)'-keto-(alpha), (alpha)-di-methylphenylacetic acid amide compound of structure (40) as described previously in Scheme a, step a.

        In step k, the cyclopropyl functionality of the appropriate cyclopropylketo-(alpha),(alpha)-dimethylphenylacetic acid amide compound of structure (41) is ring-opened to give the corresponding (omega)'-halo-(alpha)'- keto-(alpha),(alpha)-di-methylphenylacetic acid amide compound of structure (40) wherein n = 3 as described previously in Scheme A, step j.

        In step 1, the appropriate (omega)'-halo-(alpha)'-keto-(alpha),(alpha)- di-methylphenylacetic acid amide compound of structure (40) wherein n = 3 is ring-closed to give the corresponding cyclopropylketo-(alpha),(alpha)- dimethylphenylacetic acid amide compound of structure (41) as described previously in Scheme A, step k.

        In step m, the appropriate (omega)'-halo-(alpha)'-keto-phenylacetic acid amide compound of structure (43) is dimethylated to give the corresponding (omega)'-halo-(alpha)'-keto-(alpha),(alpha)-di-methylphenylacetic acid amide compound of structure (40) as described previously in Scheme A, step c.

        In step n, the appropriate (omega)'-halo-(alpha)'-keto-phenylacetic acid amide compound of structure (43) is methylated to give the corresponding (omega)'-halo-(alpha)'keto-(alpha)-methylphenylacetic acid amide compound of structure (42) as described previously in Scheme A, step a.

        In step o, the cyclopropyl functionality of the appropriate cyclopropylketo-(alpha)-methylphenylacetic acid amide compound of structure
(44) is ring-opened to give the corresponding (omega)'-halo-(alpha)'-keto- (alpha)-methylphenylacetic acid amide compound of structure (42) wherein n = 3 as described previously in Scheme A, step j.

        In step p, the appropriate (omega)'-halo-(alpha)'-keto-(alpha)- methlphenylacetic acid amide compound of structure (42) wherein n = 3 is ring-closed to give the corresponding cyclopropylketo-(alpha)-methylphenylacetic acid amide compound of structure (44) as described previously in Scheme A, step k.

        In step q, the appropriate cyclopropylketo-(alpha)-methylphenylacetic acid amide compound of structure (44) is methylated to give the corresponding cyclopropylketo-(alpha),(alpha)-dimethylphenylacetic acid amide compound of structure (41) as described previously in Scheme A, step a.

        In step r, the appropriate cyclopropylketo-phenylacetic acid amide compound of structure (45) is dimethylated to give the corresponding cyclopropylketo-(alpha),(alpha)-dimethylphenylacetic acid amide compound of structure (41) as described previously in Scheme A, step c.

        In step s, the cyclopropyl functionality of the appropriate cyclopropylketo-phenylacetic acid amide compound of structure (45) is ring-opened to give the corresponding (omega)'-halo-(alpha)'-keto-phenylacetic acid amide compound of structure (43) wherein n = 3 as described previously in Scheme A, step j.

        In step t, the appropriate (omega)'-halo-(alpha)'-keto-phenylacetic acid amide compound of structure (43) wherein n = 3 is ring-closed to give the corresponding cyclopropylketo-phenylacetic acid amide compound of structure (45) as described previously in Scheme A, step k.

        In step u, the appropriate cyclopropylketo-phenylacetic acid amide compound of structure (45) is methylated to give the corresponding cyclopropylketo-(alpha)-methylphenylacetic acid amide compound of structure (44) as described previously in Scheme A, step a.

        Starting materials for use in Scheme G are readily available to one of ordinary skill in the art.

        The following example present typical syntheses as described in Scheme G. These examples are understood to be illustrative only and are not intended to limit the scope of the present invention in any way. As used herein, the following terms have the indicated meanings: "g" refers to grams; "mmol" refers to millimoles; "mL refers to milliliters; "bp" refers to boiling point; "degrees C" refers to degrees Celsius; "mm Hg" refers to millimeters of mercury; "(mu)L" refers to microliters; "(mu)g" refers to micrograms; and "(mu)M" refers to micromolar.

                                  Example 13
                                  ----------

Step h: 2-[4-(4-Chloro-butyryl)-phenyl]-2-methyl-propionic acid, N-methoxy-N-
------------------------------------------------------------------------------
methylamide
-----------

Dissolve 2-methyl-2-phenyl-propionic acid (15.0g, 91.2mmol) in toluene (80mL) and add, by dropwise addition over 5 minutes, thionyl chloride (15mL, 206mmol). Stir at room temperature overnight, add additional thionyl chloride (3mL, 41.1mmol) and heat to reflux for 1 hour. Remove excess thionyl chloride by azeotropic distillation with toluene (40mL). Add toluene (20mL) to the reaction mixture along with a solution of potassium carbonate (28.0g, 203mmol) in water
(40mL). Add, by dropwise addition, a solution of N,O-dimethylhydroxylamine hydrochloride (8.9g, 91.2mmol) in water (20mL) without cooling and stir for 2 hours. Add tert-butylmethyl either (75mL) following by slow addition of aqueous HC1 (2N, 75mL) with vigorous stirring. Separate the organic layer and wash with aqueous HC1 (2N, 75mL), saturated sodium hydrogen carbonate
(25mL) and brine (50mL). Dry the organic layer over (Na\\2\\SO\\4\\), filter, evaporate the filtrate in vacuo and purify by vacuum distillation to give 2-methyl-2-phenyl-propionic acid, N-methoxy-N-methylamide (18.0g, 95%); bp 91-103 degrees C/5mm Hg.

MS (CI, CH\\4\\) m/e 208 (M/+/+l, 100), 119.

Slurry AlCl\\3\\ (10.15g, 76.1mmol) and methylene chloride (45mL) under a nitrogen atmosphere at room temperature. Add 4-chlorobutyryl chloride (4.27mL, 38.1mmol), stir for 20 minutes and add, by dropwise addition over 10 minutes, a solution of 2-methyl-2-phenyl-propionic acid, N-methoxy-N-methylamide (6.58g, 31.7mmol) in methylene chloride (15mL). Stir at room temperature for 45 minutes, then heat at 30-35 degrees C for 7 hours. Pour into ice water (150mL) and separate the layers. Wash the aqueous layer with water (3X75mL), combine the aqueous layers and extract with methylene chloride (2X75mL). Combine the organic layers and dry (Na\\2\\SO\\4\\). Filter, evaporate the filtrate in vacuo and purify by silica gel chromatography (3:1 hexane/ethyl acetate) to give the title compound (6.19g, 63%) as a light yellow oil.

MS (CI,CH\\4\\) m/e 312 (M/+/+l), 276.


                                   Example 14
                                   ----------

Step h: 2-[4-(4-Chloro-butyryl)-phenyl]-2-methyl-propionic acid, dimethylamide
------------------------------------------------------------------------------
Dissolve 2-methyl-2-phenyl-propionic acid (l5.0g, 91.2mmol) in toluene (80mL) and add, by dropwise addition over 5 minutes, thionyl chloride (15mL, 206mmol). Stir at room temperature overnight, add additional thionyl chloride (3mL, 41.1mmol) and heat to reflux for 1 hour. Remove excess thionyl chloride by azeotropic distillation with toluene (40mL). Add toluene (20mL) to the reaction mixture along with a solution of potassium carbonate (28.0g, 203mmol) in water (40mL). Add, by dropwise addition, a 40% aqueous solution of dimethylamine hydrochloride (20mL, 0.18mol) without cooling and stir for 2 hours. Add tert-butylmethyl ether (75mL) following by slow addition of aqueous HC1 (2N, 75mL) with vigorous stirring. Separate the organic layer and wash with aqueous HC1 (2N, 75mL), saturated sodium hydrogen carbonate
(25mL) and brine (50mL). Dry the organic layer over (Na\\2\\SO\\4\\), filter, evaporate the filtrate in vacuo and purify by crystallization to give 2-methyl-2-phenyl-propionic acid, dimethylamide (15.35g, 88%) as a white solid; mp 57-59 degrees C.

Anal. Calcd for C\\12\\H\\17\\NO: C, 75.35; H, 8.96; N, 7.32;
Found: C, 75.12; H, 8.86; N, 7.26.

Add AlCl\\3\\ (1.12g, 8.40mmol) to carbon tetrachloride (6mL) under a nitrogen atmosphere at room temperature. Add 4-chlorobutyryl chloride (0.49mL, 4.37mmol), stir for 15 minutes and add, by dropwise addition over 3 minutes, a solution of 2-methyl-2-phenyl-propionic acid, dimethylamide (0.64g, 3.36mmol) in carbon tetrachloride (6mL). Stir at room temperature for 17 hours, dilute with methylene chloride (l0mL), pour into ice water (50mL) and separate the layers. Wash the aqueous layer with methylene chloride (2X70mL), 5% aqueous sodium hydrogen carbonate, combine the organic layers and dry (Na\\2\\SO\\4\\). Filter, evaporate the filtrate in vacuo and purify by silica gel chromatography (5:2 hexane/ethyl acetate) to give the title compound (0.72g, 72%) as a light yellow oil.

                                   Example 15
                                   ----------

Step h: 2-[4-(4-Chloro-butyryl)-phenyl]-2-methyl-propionic acid,
-----------------------------------------------------------------
pyrrolidineamide
----------------
Dissolve 2-methyl-2-phenyl-propionic acid (l5.0g, 91.2mmol) in toluene (80mL) and add, by dropwise addition over 5 minutes, thionyl chloride (15mL, 206mmol). Stir at room temperature overnight, add additional thionyl chloride (3mL, 41.1mmol) and heat to reflux for 1 hour. Remove excess thionyl chloride by azeotropic distillation with toluene (40mL). Add tolune (20mL) to the reaction mixture along with a solution of potassium carbonate (28.0g, 203mmol) in water
(40mL). Add, by dropwise addition, pyrrolidine (7.61mL, 91mmol) without cooling and stir for 2 hours. Add tert-butylmethyl ether (75mL) following by slow addition of aqueous HC1 (2N, 75mL) with vigorous stirring. Separate the organic layer and wash with aqueous HC1 (2N, 75mL), saturated sodium hydrogen carbonate (25mL) and brine (50mL). Dry the organic layer over (Na\\2\\SO\\4\\), filter, evaporate the filtrate in vacuo and purify by crystallization to give 2-methyl-2-phenyl-propionic acid, pyrrolidineamide (18.28g, 92%) as a solid; mp 96-97 degrees C.

Anal. Calcd for C\\14\\H\\19\\NO: C, 77.38; H, 8.81; N, 6.45;
Found: C, 77.21; H, 8.70; N, 6.41.

Add AlCl\\3\\ (8.31g, 62.3mmol) to carbon tetrachloride (65mL) under a nitrogen atmosphere at room temperature. Add 4-chlorobutyryl chloride (03.5mL, 31.2mmol), stir for 15 minutes and add, by dropwise addition over 15 minutes, a solution of 2-methyl-2-phenyl-propionic acid, pyrrolidineamide (5.64g, 26.0mmol) in carbon tetrachloride (60mL). Stir at room temperature for 17 hours, pour into ice water (100mL) and separate the layers. Wash the aqueous layer with methylene chloride (2X70mL), 5% aqueous sodium hydrogen carbonate, combine the organic layers and dry (Na\\2\\SO\\4\\). Filter, evaporate the filtrate in vacuo and purify by silica gel chromatography (5:2 hexane/ethyl acetate) to give the title compound (6.55g, 78%) as a light yellow oil.


                                   Example 16
                                   ----------

Step 1: 2-(4-Cyclopropanecarbonyl-phenyl)-2-methyl-propionic acid, N-methoxy-N-
-------------------------------------------------------------------------------
methylamide
-----------
Add potassium hydroxide (13g) to 2-[4-(4-chloro-butyryl-phenyl]-2-methyl-propionamide, N-methoxy-N-methylamide (96.6mmol) and stir at room temperature for 40 minutes, filter and wash the filtercake with ethanol. Evaporate the ethanol in vacuo, dissolve in methylene chloride (100mL), wash with water
(50mL), 5% sodium hydrogen carbonate (50mL) and water (50mL). Evaporate the solvent in vacuo, removing water with toluene azeotrope. Purify the product by distillation followed by recrystallization (heptane) to give the title compound (7.4g).

        The following compounds can be prepared by procedures depicted in Scheme G:

(4-cyclopropanecarbonyl-phenyl)-acetic acid, N-methoxy-N-methylamide;

(4-cyclopropanecarbonyl-phenyl)-acetic acid, dimethylamide;

(4-cyclopropanecarbonyl-phenyl)-acetic acid, pyrrolidineamide;

2-(4-Cyclopropanecarbonyl-phenyl)-proprionic acid, N-methoxy-N-methylamide;

2-(4-Cyclopropanecarbonyl-phenyl)-proprionic acid, dimethylamide;

2-(4-Cyclopropanecarbonyl-phenyl)-proprionic acid, pyrrolidineamide;

2-(4-Cyclopropanecarbonyl-phenyl)-2-methyl-proprionic acid, N-methoxy-
N-methylamide;

2-(4-Cyclopropanecarbonyl-phenyl)-2-methyl-proprionic acid, dimethylamide;

2-(4-Cyclopropanecarbonyl-phenyl)-2-methyl-proprionic acid, pyrrolidineamide;

[4-(4-Chloro-butyryl)-phenyl]-acetic acid, N-methoxy-N-methylamide;

[4-(4-Chloro-butyryl)-phenyl]-acetic acid, dimethylamide;

[4-(4-Chloro-butyryl)-phenyl]-acetic acid, pyrrolidineamide;

2-[4-(4-Chloro-butyryl)-phenyl]-propionic acid, N-methoxy-N--methylamide;

2-[4-(4-Chloro-butyryl)-phenyl]-propionic acid, dimethylamide;

2-[4-(4-Chloro-butyryl)-phenyl]-propionic acid, pyrroldineamide;

2-[4-(4-Chloro-butyryl)-phenyl]-2-methyl-propionic acid, N-methoxy-
N-methylamide;

2-[4-(4-Chloro-butyryl)-phenyl]-2-methyl-propionic acid, dimethylamide;

2-[4-(4-chloro-butyryl)-phenyl]-2-methyl-propionic acid, pyrroldineamide;

        The novel intermediates of formula (II), formula (III), formula (IV), formula (V), formula (VI) and formula (VII) wherein R\\5\\ is COOH, COOalkyl or CONR\\6\\R\\7\\ may be prepared as described in Scheme H. In Scheme H, all substituents are as previously defined unless otherwise indicated.


                                   Scheme H

                       [MOLECULAR DIAGRAM APPEARS HERE]

                                Scheme H Cont.

                       [MOLECULAR DIAGRAM APPEARS HERE]

                                Scheme H Cont.

                       [MOLECULAR DIAGRAM APPEARS HERE]


        Scheme H provides various general synthetic procedures for preparing the novel intermediates of formula (II), formula (III), formula (IV), formula
(V), formula (VI) and formula (VII) wherein R\\5\\ is COOH, COOalkyl or CONR\\6\\R\\7\\.

        In step a, the nitrile functionality of the appropriate
(omega)-halo-cyanocumylketone compound of structure (19) is converted to the corresponding ester by reaction with an appropriate C\\1\\ to C\\6\\ alcohol to give the corresponding (omega)'-halo-(alpha)'-keto-(alpha),(alpha)- dimethylphenylacetic acid ester compound of structure (31).

        For example, the (omega)'-halo-(alpha)'-keto-(alpha),(alpha)- dimethylphenylacetic acid ester compound of structure (31) may be prepared by reacting an appropriate (omega)-halo-cyanocumylketone compound of structure (19) with an appropriate C\\1\\-C\\6\\ alcohol in the presence of a suitable anhydrous acid followed by treatment with water. Examples of appropriate alcohols are methanol, ethanol, propanol, and the like, with methanol being preferred. Examples of appropriate acids are hydrogen chloride and hydrogen bromide, with hydrogen chloride being preferred. The reaction time varies from about 1/2 hour to 48 hours, preferably 3 to 5 hours and the reaction temperature varies from about -20 degrees C to room temperature, preferably -10 degrees C to 0 degrees C. The (omega)'-halo-(alpha)'-keto-(alpha),(alpha)- dimethylphenylacetic acid ester compound of structure (28) is recovered from the reaction zone by evaporation of the solvent followed by extraction as is known in the art. The (omega)'-halo-(alpha)'-keto-(alpha),(alpha)-dimethylphenylacetic acid ester compound of structure (31) may be purified by procedures well known in the art, such as chromatography.


        In step b, the nitrile functionality of the appropriate
(omega)-halo-cyanocumylketone compound of structure (19) is converted to the corresponding amide to give the (omega)'-halo-(alpha)'-keto-(alpha),(alpha) -dimethylphenylacetic acid amide compound of structure (40) wherein R\\6\\ and R\\7\\ are both hydrogen.

        For example, hydrolysis may be achieved by using a suitable acid, such as concentrated hydrochloric acid as is known in the art.

        In step c, the carboxy ester functionality of the appropriate (omega)'- halo-(alpha)'-keto-(alpha),(alpha)-dimethylphenylacetic acid ester compound of structure (31) is hydrolyzed to give the corresponding (omega)'-halo-(alpha)'- keto-(alpha),(alpha)-dimethylphenylacetic acid compound of structure (46).

        For example, hydrolysis may be achieved by using a suitable non-nucleophilic base, such as sodium methoxide in methanol as is known in the art. Other methods known in the art for ester cleavage include potassium carbonate in methanol, methanolic ammonia, potassium carbonate, potassium hydroxide, calcium hydroxide, sodium hydroxide, magnesium hydroxide, sodium hydroxide/pyridine in methanol, potassium cyanide in ethanol and sodium hydroxide in aqueous alcohols, with potassium hydroxide being preferred. The reaction is typically carried out in an aqueous lower alcohol solvent, such as methanol, ethanol, isopropyl alcohol, n-butanol, 2-ethoxyethanol or ethylene glycol or pyridine, at temperatures ranging from room temperature to the reflux temperature of the solvent, and the reaction time varies from about 1/2 hour to 100 hours.

        In step d, the carboxy functionality of the appropriate (omega)'-halo- (alpha)'-keto-(alpha),(alpha)-dimethylphenylacetic acid compound of structure
(46) may be esterified by techniques and procedures well known and appreciated by one of ordinary skill in the art to give the corresponding (omega)'-halo- (alpha)'-keto-(alpha),(alpha)-dimethylphenylacetic acid ester compound of structure (31).

        For example, one such method involves reacting an appropriate (omega)'- halo-(alpha)'-keto-(alpha),(alpha)-dimethylphenylacetic acid compound of structure (46) with an excess of an appropriate C\\1\\-C\\6\\ alcohol which is straight or branched in the presence of a small amount of mineral acid, such as hydrochloric acid or sulfuric acid, hydrochloric acid being preferred, at reflux. Another suitable method involves reacting an appropriate (omega)'-halo- (alpha)'-keto-(alpha),(alpha)-dimethylphenylacetic acid compound of structure
(46) with an excess of diazomethane in a suitable solvent such as ether at room temperature to give the methyl ester. In addition, the (omega)'-halo-(alpha)'- keto-(alpha),(alpha)-dimethylphenylacetic acid ester compound of structure (28) may also be prepared by reacting an appropriate (omega)'-halo-(alpha)'-keto- (alpha),(alpha)-di-methylphenylacetic acid compound of structure (46) with an excess of 2,2-dimethoxypropane in a suitable solvent such as methanol at 0 degrees C to room temperature to give the methyl ester. Another suitable method involves first reacting an appropriate (omega)'-halo-(alpha)'-keto- (alpha),(alpha)-dimethylphenylacetic acid compound of structure (46) with thionyl chloride in a suitable solvent such as methylene chloride to give an intermediate acid chloride, followed by addition of a suitable C\\1\\ to C\\6\\ alcohol which is straight or branched. Another suitable method involves the alkylation of the carboxylate anion with an appropriate electrophile, such as dimethyl sulfate or ethyl bromide, to give the corresponding (omega)'-halo- (alpha)'-keto-(alpha),(alpha)-dimethylphenylacetic acid ester compound of structure (31). Such methods are well known in the art and are described in J. Org. Chem., 29, 2490-2491 (1964).

        Alternatively, step k and step d may be combined and the (omega)'-halo- (alpha)'-keto-(alpha),(alpha)-dimethylphenylacetic acid ester compound of structure (34) wherein n = 3 may be prepared from the corresponding cyclopropylketo-(alpha),(alpha)-dimethylphenylacetic acid compound of structure
(50).

        Alternatively, step p, step k and step d may be combined and the (omega)'-halo-(alpha)'-keto-(alpha),(alpha)-dimethylphenylacetic acid ester compound of structure (31) wherein n = 3 may be prepared from the corresponding cyclopropyl cyanocumylketone compound of structure (20).

        In step e, the nitrile functionality of the appropriate
(omega)-halo-cyanocumylketone compound of structure (19) is converted to the corresponding carboxy to give the (omega)'-halo-(alpha)'-keto-(alpha),(alpha)- dimethylphenylacetic acid compound of structure (46).

        For example, hydrolysis may be achieved by using a suitable acid, such as concentrated hydrochloric acid as is known in the art.

        In step f, the amide functionality of the appropriate (omega)'-halo-(alpha)'-keto-(alpha),(alpha)-dimethylphenylacetic acid amide compound of structure (40) is converted to the corresponding acid by acid hydrolysis as is known in the art to give the corresponding (omega)'-halo- (alpha)'-keto-(alpha),(alpha)-dimethylphenylacetic acid compound of structure
(46).


        For example, hydrolysis may be achieved by using a suitable non-nucleophilic base, such as sodium methoxide in methanol as is known in the art. Other methods known in the art for ester cleavage include potassium carbonate in methanol, methanolic ammonia, potassium carbonate, potassium hydroxide, calcium hydroxide, sodium hydroxide, magnesium hydroxide, sodium hydroxide/pyridine in methanol, potassium cyanide in ethanol and sodium hydroxide in aqueous alcohols, with potassium hydroxide being preferred. The reaction is typically carried out in an aqueous lower alcohol solvent, such as methanol, ethanol, isopropyl alcohol, n-butanol, 2-ethoxyethanol or ethylene glycol or pyridine, at temperatures ranging from room temperature to the reflux temperature of the solvent, and the reaction time varies from about 1/2 hour to 100 hours.

        In step g, the carboxy functionality of the appropriate (omega)'-halo- (alpha)'-keto-(alpha),(alpha)-dimethylphenylacetic acid compound of structure
(46) may be amidated by techniques and procedures well known and appreciated by one of ordinary skill in the art to give the corresponding (omega)'-halo- (alpha)'-keto-(alpha),(alpha)-dimethyiphenylacetic acid amide compound of structure (40).

        In step h, the (alpha)-halo functionality of the appropriate (omega)- halo-halocumylketone compound of structure (10) is carboxylated to give the corresponding (omega)'-halo-(alpha)'-keto-(alpha),(alpha)-dimethylphenylacetic acid compound of structure (46).

        For example, a solution of the appropriate (omega)-halo-halocumylketone compound of structure (10) and a suitable catalyst, such as tetraethylammonium bromide, in a suitable polar aprotic organic solvent, such as acetonitrile, N,N-dimethylacetamide, 1-methyl-2-pyrrolidinone or dimethylformamide, are placed in a jacketed glass cell and fitted with an expanded silver mesh cathode, magnesium anode and carbon dioxide delivery tube. Rotation of the electrodes provides stirring, while electrical contact with the electrodes is made via spring loaded sliding carbon brushes placed against the concentric metal shafts (insulated from each other with a length of plastic tubing) onto which the electrodes are mounted. Carbon dioxide is introduced into the cell at pressures of 1-10 atm, for a period of time ranging from 30 minutes to 50 hours and at a temperature range of from -30 degrees C to 50 degrees C. The corresponding (omega)'-halo- (alpha)'-keto-(alpha),(alpha)-dimethylphenylacetic acid compound of structure
(46) is isolated, after acidification with a suitable mineral acid, such as hydrochloric acid, by extractive methods as are known in the art.

        It is preferred that the (omega)-halo functionality of the appropriate (omega)-halo-halocumylketone compound of structure (10) for use in step h be a (omega)-chloro.

        Alternatively, the treatment of appropriate (omega)-halo-halocumylketone compound of structure (10) with a transition metal catalyst such as palladium, nickel or cobalt, optionally in the presence of a phosphine catalysis using low to modest pressures of carbon monoxide as described by Stahly et al. in U.S. Patent 4,990,658, 1991 also provides the corresponding (omega)'-halo-(alpha)'- keto-(alpha),(alpha)-dimethylphenylacetic acid compound of structure (46).

        In step i, the appropriate the amide functionality of the appropriate (omega)'-halo-(alpha)'-keto-(alpha),(alpha)-di-methylphenylacetic acid amide compound of structure (40) is converted to the corresponding ester to give the (omega)'-halo-(alpha)'-keto-(alpha),(alpha)-dimethylphenylacetic acid ester compound of structure (31).

        For example,the appropriate (omega)'-halo-(alpha)'-keto-(alpha),(alpha)- dimethyiphenylacetic acid amide compound of structure (40) is reacted with an appropriate hydrogen halide in an appropriate organic solvent such as ethanol. The reaction is typically conducted at a temperature range of from room temperature to reflux and for a period of time ranging from 5 minutes to 1 hour. The (omega)'-halo-(alpha)'-keto-(alpha),(alpha)dimethylphenylacetic acid ester compound of structure (31) is recovered from the reaction zone by extractive methods as is known in the art.

        In step j, the appropriate (omega)'-halo-(alpha)'-keto-(alpha),(alpha)- dimethylphenylacetic acid compound of structure (46) wherein n = 3 is ring-closed to give the corresponding cyclopropylketo-(alpha), (alpha)-dimethylphenylacetic acid compound of structure (47) as described previously in Scheme A, step k.

        In step k, the appropriate cyclopropylketo-(alpha),(alpha)- dimethylphenylacetic acid compound of structure (47) is ring-opened to give the corresponding (omega)'-halo-(alpha)'-keto-(alpha),(alpha)-dimethylphenylacetic acid compound of structure (46) wherein n = 3 as described previously in Scheme A, step j.

        In step 1, the nitrile functionality of the appropriate cyclopropyl cyanocumylketone compound of structure (20) is converted to the corresponding ester by reaction with an appropriate C\\1\\ to C\\6\\ alcohol to give the cyclopropylketo-(alpha),(alpha)-dimethylphenylacetic acid ester compound of structure (32) as described previously in step a.

        In step m, the nitrile functionality of the appropriate cyclopropyl cyanocumylketone compound of structure (20) is converted to the corresponding amide to give the (omega)'-halo-(alpha)-keto-(alpha),(alpha)- di-methylphenylacetic acid amide compound of structure (41) wherein R\\6\\ and R\\7\\ are both hydrogen as described previously in step b.

        In step n, the carboxy ester functionality of the appropriate cyclopropylketo-(alpha),(alpha)-dimethylphenylacetic acid ester compound of structure (32) is hydrolyzed to give the corresponding cyclopropylketo- (alpha),(alpha)-dimethylphenylacetic acid compound of structure (47) as described previously in step c.

        In step o, the carboxy functionality of the appropriate cyclopropylketo-(alpha),(alpha)-dimethylphenylacetic acid compound of structure
(47) may be esterified by techniques and procedures well known and appreciated by one of ordinary skill in the art to give the corresponding cyclopropylketo-(alpha), (alpha)-dimethylphenylacetic acid ester compound of structure (32) as described previously in step d.

        In step p, the nitrile functionality of the appropriate cyclopropyl cyanocumylketone compound of structure (20) is converted to the corresponding carboxy to give the cylopropylketo-(alpha),(alpha)-dimethylphenylacetic acid compound of structure (47) as described previously in step e.

        In step q, the amide functionality of the appropriate cyclopropylketo-(alpha),(alpha)-dimethylphenylacetic acid amide compound of structure (41) is converted to the corresponding acid by acid hydrolysis as is known in the art to give the corresponding cyclopropylketo-(alpha),(alpha)- dimethylphenylacetic acid compound of structure (47) as described previously in step f.

        In addition, step q and step k may be combined and the (omega)'-halo-(alpha)'-keto-(alpha),(alpha)-dimethylphenylacetic acid compound of structure (46) wherein n = 3 may be prepared from the corresponding cyclopropylketo-(alpha),(alpha)-dimethylphenylacetic acid amide compound of structure (41) as described previously in Scheme A, step j.

        In step r, the carboxy functionality of the appropriate cyclopropylketo-(alpha),(alpha)-dimethylphenylacetic acid compound of structure
(47) may be amidated by techniques and procedures well known and appreciated by one of ordinary skill in the art to give the corresponding cyclopropylketo- (alpha),(alpha)-dimethylphenylacetic acid amide compound of structure (41) as described previously in step g.

        In step s, the (alpha)-halo functionality of the appropriate cyclopropyl halocumylketone compound of structure (11) is carboxylated to give the corresponding cyclopropylketo-(alpha),(alpha)- dimethylphenylacetic acid compound of structure (47) as described previously in step h.

        In step t, the appropriate the amide functionality of the appropriate cyclopropylketo-(alpha),(alpha)-dimethylphenylacetic acid amide compound of structure (41) is converted to the corresponding ester to give the cyclopropylketo-(alpha),(alpha)-dimethylphenylacetic acid ester compound of structure (32) as described previously in step i.

        In step u, the nitrile functionality of the appropriate (omega)-halo-cyanoethylphenylketone compound of structure (21) is converted to the corresponding ester by reaction with an appropriate C\\1\\ to C\\6\\ alcohol to give the (omega)'-halo-(alpha)'-keto-(alpha)-methylphenylacetic acid ester compound of structure (33) as described previously in step a.

        In step v, the nitrile functionality of the appropriate (omega)-halo-cyanoethylphenylketone compound of structure (21) is converted to the corresponding amide to give the (omega)'-halo-(alpha)'-keto-(alpha)- methylphenylacetic acid amide compound of structure (42) wherein R\\6\\ and R\\7\\ are both hydrogen as described previously in step b.

        In step w, the carboxy ester functionality of the appropriate (omega)'- halo-(alpha)'-keto-(alpha)-methylphenylacetic acid ester compound of structure
(33) is hydrolyzed to give the corresponding (omega)'-halo-(alpha)'-keto- (alpha)-methylphenylacetic acid compound of structure (48) as described previously in step c.

        In step x, the carboxy functionality of the appropriate (omega)'-halo- (alpha)'-keto-(alpha)-methylphenylacetic acid compound of structure (48) may be esterified by techniques and procedures well known and appreciated by one of ordinary skill in the art to give the corresponding (omega)'-halo-(alpha)'-keto-(alpha)'-methylphenylacetic acid ester compound of structure (33) as described previously in step d.

        Alternatively, step ee and step x may be combined and the (omega)'-halo- (alpha)'-keto-(alpha),(alpha)-dimethylphenylacetic acid ester compound of structure (33) wherein n = 3 may be prepared from the corresponding cyclopropylketo-(alpha)-methylphenylacetic acid compound of structure (49) as described previously in step d.

        Alternatively, step jj, step ee and step x may be combined and the (omega)'-halo-(alpha)'-keto-(alpha),(alpha)-dimethylphenylacetic acid ester compound of structure (33) wherein n = 3 may be prepared from the corresponding cyclopropyl cyanoethylphenylketone compound of structure (23) as described previously in step d.

        In step y, the nitrile functionality of the appropriate (omega)-halo-cyanoethylphenylketone compound of structure (21) is converted to the corresponding carboxy to give the (omega)'-halo-(alpha)'-keto-(alpha)- methylphenylacetic acid compound of structure (48) as described previously in step e.

        In step z, the amide functionality of the appropriate (omega)'-halo- (alpha)'-keto-(alpha)-methylphenylacetic acid amide compound of structure (42) is converted to the corresponding acid by acid hydrolysis as is known in the art to give the (omega)'-halo-(alpha)'-keto-(alpha)-methylphenylacetic acid compound of structure (48) as described previously in step f.

        In step aa, the carboxy functionality of the appropriate (omega)'-halo- (alpha)'-keto-(alpha)-methylphenylacetic acid compound of structure (48) may be amidated by techniques and procedures well known and appreciated by one of ordinary skill in the art to give the corresponding (omega)'-halo-(alpha)'-keto-(alpha)-methylphenylacetic acid amide compound of structure (42) as described previously in step g.

        In step bb, the (alpha)-halo functionality of the appropriate (omega)- halo-haloethylphenylketone compound of structure (12) is carboxylated to give the corresponding (omega)'-halo-(alpha)'-keto-(alpha)-methylphenylacetic acid compound of structure (48) as described previously in step h.

        In step cc, the appropriate the amide functionality of the appropriate (omega)'-halo-(alpha)'-keto-(alpha)-methylphenylacetic acid amide compound of structure (42) is converted to the corresponding ester to give the (omega)' -halo-(alpha)'-keto-(alpha)-methylphenylacetic acid ester compound of structure
(33) as described previously in step i.

        In step dd, the appropriate (omega)'-halo-(alpha)'-keto-(alpha)- methylphenylacetic acid compound of structure (48) wherein n = 3 is ring-closed to give the corresponding cyclopropylketo-(alpha)-methylphenylacetic acid compound of structure (49) as described previously in Scheme A, step k.

        In step ee, the appropriate cyclopropylketo-(alpha)-methylphenylacetic acid compound of structure (49) is ring-opened to give the corresponding (omega)'-halo-(alpha)'-keto-(alpha)-methylphenylacetic acid compound of structure (48) wherein n = 3 as described previously in Scheme A, step j.

        In step ff, the nitrile functionality of the appropriate cyclopropyl cyanoethylphenylketone compound of structure (23) is converted to the corresponding ester by reaction with an appropriate C\\1\\ to C\\6\\ alcohol to give the cyclopropylketo-(alpha)-methylphenylacetic acid ester compound of structure (35) as described previously in step a.

        In step gg, the nitrile functionality of the appropriate cyclopropyl cyanoethylphenylketone compound of structure (23) is converted to the corresponding amide to give the cyclopropylketo-(alpha)-methylphenylacetic acid amide compound of structure (44) wherein R\\6\\ and R\\7\\ are both hydrogen as described previously in step b.

        In step hh, the carboxy ester functionality of the appropriate cyclopropylketo-(alpha)-methylphenylacetic acid ester compound of structure (35) is hydrolyzed to give the corresponding cyclopropylketo-(alpha)- methylphenylacetic acid compound of structure (49) as described previously in step c.

        In step ii, the carboxy functionality of the appropriate cyclopropylketo-(alpha)-methylphenylacetic acid compound of structure (49) may be esterified by techniques and procedures well known and appreciated by one of ordinary skill in the art to give the corresponding cyclopropylketo-(alpha)- methylphenylacetic acid ester compound of structure (35) as described previously in step d.

        In step jj, the nitrile functionality of the appropriate cyclopropyl cyanoethylphenylketone compound of structure (23) is converted to the corresponding carboxy to give the cyclopropylketo-(alpha)-methylphenylacetic acid compound of structure (49) as described previously in step e.

        In step kk, the amide functionality of the appropriate cyclopropylketo- (alpha)-methylphenylacetic acid amide compound of structure (44) is converted to the corresponding acid by acid hydrolysis as is known in the art to give the corresponding cyclopropylketo-(alpha)-methylphenylacetic acid compound of structure (49) as described previously in step f.

        In addition, step kk and step ee may be combined and the (omega)'-halo- (alpha)'-keto-(alpha)-methylphenylacetic acid compound of structure (48) wherein n = 3 may be prepared from the corresponding cyclopropylketo-(alpha)- methylphenylacetic acid amide compound of structure (44) as described previously in Scheme A, step j.

        In step 11, the carboxy functionality of the appropriate cyclopropylketo-(alpha)-methylphenylacetic acid compound of structure (49) may be amidated by techniques and procedures well known and appreciated by one of ordinary skill in the art to give the corresponding cyclopropylketo-(alpha)- methylphenylacetic acid amide compound of structure (44) as described previously in step g.

        In step mm, the (alpha)-halo functionality of the appropriate cyclopropyl haloethylphenylketone compound of structure (14) is carboxylated to give the corresponding cyclopropylketo-(alpha)-methylphenylacetic acid compound of structure (49) as described previously in step h.

        In step nn, the appropriate the amide functionality of the appropriate (omega)'-halo-(alpha)'-keto-(alpha)-methylphenylacetic acid amide compound of structure (42) is converted to the corresponding ester to give the (omega)' -halo-(alpha)'-keto-(alpha)-methylphenylacetic acid ester compound of structure
(33) as described previously in step i.

        In step oo, the nitrile functionality of the appropriate (omega)-halo cyanotolylketone compound of structure (22) is converted to the corresponding ester by reaction with an appropriate C\\1\\ to C\\6\\ alcohol to give the (omega)'-halo-(alpha)'- keto-phenylacetic acid ester compound of structure (34) as described previously in step a.

        In step pp, the nitrile functionality of the appropriate (omega)-halo cyanotolylketone compound of structure (22) is converted to the corresponding amide to give the (omega)'-halo-(alpha)'-keto-phenylacetic acid amide compound of structure (43) wherein R\\6\\ and R\\7\\ are both hydrogen as described previously in step b.

        In step qq, the carboxy ester functionality of the appropriate (omega)'- halo-(alpha)'-keto-phenylacetic acid ester compound of structure (34) is hydrolyzed to give the corresponding (omega)'-halo-(alpha)'-keto-methylphenylacetic acid compound of structure (50) as described previously in step c.

        In step rr, the carboxy functionality of the appropriate (omega)'-halo- (alpha)'-keto-methylphenylacetic acid compound of structure (50) may be esterified by techniques and procedures well known and appreciated by one of ordinary skill in the art to give the corresponding (omega)'-halo-(alpha)'-keto-phenylacetic acid ester compound of structure (34) as described previously in step d.

        Alternatively, step yy and step rr may be combined and the (omega)'- halo-(alpha)'-keto-phenylacetic acid ester compound of structure (34) wherein n = 3 may be prepared from the corresponding (omega)'-halo-(alpha)'-keto-methylphenylacetic acid compound of structure (50) as described previously in step d.

        Alternatively, step ddd, step yy and step rr may be combined the (omega)'-halo-(alpha)'-keto-phenylacetic acid ester compound of structure (34) wherein n = 3 may be prepared from the corresponding cyclopropyl cyanotolylketone compound of structure (24) as described previously in step d.


        In step ss, the nitrile functionality of the appropriate (omega)-halo cyanotolylketone compound of structure (22) is converted to the corresponding carboxy to give the (omega)'-halo-(alpha)'-keto-methylphenylacetic acid compound of structure (50) as described previously in step e.

        In step tt, the amide functionality of the appropriate (omega)'-halo- (alpha)'-keto-phenylacetic acid amide compound of structure (43) is converted to the corresponding acid by acid hydrolysis as is known in the art to give the (omega)'-halo-(alpha)'-keto-methylphenylacetic acid compound of structure (50) as described previously in step f.

        In step uu, the carboxy functionality of the appropriate (omega)'-halo- (alpha)'-keto-methylphenylacetic acid compound of structure (50) may be amidated by techniques and procedures well known and appreciated by one of ordinary skill in the art to give the corresponding (omega)'-halo-(alpha)'-keto-phenylacetic acid amide compound of structure (43) as described previously in step g.

        In step vv, the (alpha)-halo functionality of the appropriate (alpha)- halo halotolylketone compound of structure (13) is carboxylated to give the corresponding (omega)'-halo-(alpha)'-keto-methyiphenylacetic acid compound of structure (50) as described previously in step h.

        In step ww, the appropriate the amide functionality of the appropriate (omega)'-halo-(alpha)'-keto-phenylacetic acid amide compound of structure (43) is converted to the corresponding ester to give the (omega)'-halo-(alpha)'-keto-phenylacetic acid ester compound of structure (34) as described previously in step i.

        In step xx, the appropriate (omega)'-halo-(alpha)'-keto-methyiphenylacetic acid compound of structure (50) wherein n = 3 is ring-closed to give the corresponding cyclopropylketo-phenylacetic acid compound of structure (51) as described previously in Scheme A, step k.

        In step yy, the appropriate cyclopropylketophenylacetic acid compound of structure (51) is ring-opened to give the corresponding (omega)'-halo-(alpha)'- keto-methylphenylacetic acid compound of structure (50) wherein n = 3 as described previously in Scheme A, step j.

        In step zz, the nitrile functionality of the appropriate cyclopropyl cyanotolylketone compound of structure (24) is converted to the corresponding ester by reaction with an appropriate C\\1\\ to C\\6\\ alcohol to give the cyclopropylketo-phenylacetic acid ester compound of structure (36) as described previously in step a.

        In step aaa, the nitrile functionality of the appropriate cyclopropyl cyanotolylketone compound of structure (24) is converted to the corresponding amide to give the cyclopropylketo-phenylacetic acid amide compound of structure
(45) wherein R\\6\\ and R\\7\\ are both hydrogen as described previously in step b.

        In step bbb, the carboxy ester functionality of the appropriate cyclopropylketo-phenylacetic acid ester compound of structure (36) is hydrolyzed to give the corresponding cyclopropylketo-phenylacetic acid compound of structure (51) as described previously in step c.

        In step ccc, the carboxy functionality of the appropriate cyclopropylketo-phenylacetic acid compound of structure (51) may be esterified by techniques and procedures well known and appreciated by one of ordinary skill in the art to give the corresponding cyclopropylketo-phenylacetic acid ester compound of structure (36) as described previously in step d.

        In step ddd, the nitrile functionality of the appropriate cyclopropyl cyanotolylketone compound of structure (24) is converted to the corresponding carboxy to give the cyclopropylketo-phenylacetic acid compound of structure (51) as described previously in step e.

        In step eee, the amide functionality of the appropriate cyclopropylketo-phenylacetic acid amide compound of structure (45) is converted to the corresponding acid by acid hydrolysis as is known in the art to give the corresponding cyclopropylketo-phenylacetic acid compound of structure (51) as described previously in step f.

        In addition, step yy and step eee may be combined and the (omega)'-halo-(alpha)'-keto-methylphenylacetic acid compound of structure (50) wherein n = 3 may be prepared from the corresponding cyclopropylketo-phenylacetic acid amide compound of structure (45) as described previously in Scheme A, step j.

        In step fff, the carboxy functionality of the appropriate cyclopropylketo-phenylacetic acid compound of structure (51) may be amidated by techniques and procedures well known and appreciated by one of ordinary skill in the art to give the corresponding cyclopropylketo-phenylacetic acid amide compound of structure (45) as described previously in step g.

        In step ggg, the (alpha)-halo functionality of the appropriate cyclopropyl halotolylketone of structure (15) is carboxylated to give the corresponding cyclopropylketo-phenylacetic acid compound of structure (51) as described preyiously in step h.

        In step hhh, the appropriate the amide functionality of the appropriate cyclopropylketo-phenylacetic acid amide compound of structure (45) is converted to the corresponding ester to give the cyclopropylketo-phenylacetic acid ester compound of structure (36) as described previously in step i.


        Starting materials for use in Scheme H are readily available to one of ordinary skill in the art.

        The following examples present typical syntheses as described in Scheme
H. These examples are understood to be illustrative only and are not intended to limit the scope of the present invention in any way. As used herein, the following terms have the indicated meanings: "g" refers to grams; "mmol" refers to millimoles; "mL" refers to milliliters; "bp" refers to boiling point;
degrees C refers to degrees Celsius; "mm Hg" refers to millimeters of mercury; "(mu)L" refers to microliters; "(mu)g" refers to micrograms; and "(mu)M" refers to micromolar.


                                   Example 17
                                   ----------

Step a: 2-[4-(4-Chloro-butyryl)-phenyl]-2-methyl-propionic acid, methyl ester
-------------------------------------------------------------------------------
Place anhydrous methanol (5mL) under argon, cool to 0 degree C and add hydrogen chloride until saturated. Add 2-[4-(4-chloro-butyryl)-phenyl]-2-methyl-propionitrile (lO3mg, 4.l2mmol), remove the ice bath and stir for 5 hours at room temperature. Allow to stand at -10 degrees C overnight, and stir an additional 3 hours at room temperature. Pour into cracked ice (20g) and allow to stand for 5 minutes. Evaporate the solvent in vacuo to 1/2 volume, dilute with water and extract with methylene chloride (3X). Combine the organic layers, wash with saturated sodium hydrogen carbonate and brine. Dry (MgSO\\4\\), filter and evaporate the solvent in vacuo. Extract the residue into hot hexane (l2mL), filter hot and evaporate the solvent in vacuo to give the title compound as a colorless oil (97mg, 83%).


                                   Example 18

Step d: 2-[4-(4-Chloro-butyryl)-phenyl]-2-methyl-propionic acid, ethyl ester
-------------------------------------------------------------------------------
Add anhydrous hydrogen chloride gas (18.0g) to anhydrous ethanol DB (210g) by purging the solution. Add this hot solution (60 degrees C) to a solution of 2-[4-(4-chloro-butyryl)-phenyl]-2-methyl-propionic acid (31g, ll5.6mmol) and reflux under a nitrogen atmosphere for 2.5 hours. Evaporate the solvent in vacuo dissolve the residue in methylene chloride (l50mL) and wash with water (2X100mL). Dry (MgSO\\4\\), filter through silica gel, washing the gel with methylene chloride (250mL). Combine the organic washings and evaporate the solvent in vacuo to give the title compound as a colorless oil (33.3g, 97%).



/1/H NMR (300MHz, CDCl\\3\\) (delta) 7.96 (d, J=8.3Hz, 2H), 7.45 (d, J=8.3Hz,
2H), 4.15 (q, J=7.lHz, 2H), 3.70 (t, J=6.6Hz, 2H), 3.19 (t, J=6.8Hz, 2H), 2.25
(p, J=6.6Hz, 2H), 1.61 (s, 6H), 1.20 (q, J=7.lHz, 3H); /13/C NMR (75 MHz,
CDC1\\3\\) (delta) 198.4, 176.0, 150.3, 135.1, 128.1, 126.0, 61.0, 46.8, 44.6,
35.2, 26.7, 26.3, 14.0; IR (neat) 2978, 1728, 1686, 1606, 1254, 1231, 1148, 1097 cm-/1/

Anal. Calcd for C\\16\\H\\21\\O\\3\\C1: C, 64.75; H, 7.13;
Found: C, 64.24; H, 7.18.


                                   Example 19
                                   ----------
Step d: 2-[4-(4-Chloro-butyryl)-phenvl]-2-methyl-propionic acid, methyl ester
-------------------------------------------------------------------------------
Dissolve 2-[4-(4-chloro-butyryl)-phenyl]-2-methyl-propionic acid (6.2g, 23.lmmol) in hot methanolic solution of anhydrous hydrogen chloride (42mL of a methanol containing 3.2g of anhydrous hydrogen chloride). Reflux for 42 minutes, evaporate the solvent in vacuo, dissolve the residue in methylene chloride and wash with water. Dry (MgSO\\4\\), filter through silica gel, washing the gel with methylene chloride. Combine the organic washings and evaporate the solvent in vacuo to give the title compound as a clear oil (6.21g, 94%).

/1/H NMR (30MHz, CDC1\\3\\) (delta) 7.95 (d, J=8.5Hz, 2H), 7.44 (d, J=8.5Hz,
2H), 3.66 (s, 3H), 3.67 (t, J=6.6Hz, 2H), 3.17 (t, J=6.6Hz, 2H), 2.30 (p,
J=6.6Hz, 2H), 1.61 (s, 6H); /13/C NMR (75 MHz, CDC1\\3\\) (delta) 198.0, 176.2,
149.8, 135.0, 128.0, 125.8, 52.4, 46.9, 44.7, 35.3, 26.8, 26.5.


Anal. Calcd for C\\15\\H\\19\\O\\3\\C1: C, 63.72; H, 6.77;
Found: C, 63.50; H, 6.67.
                                   Example 20
                                   ----------
Step d: 2-[4-(4-Chloro-butyryl)-phenyl]-2-methyl-propionic acid, methyl ester
-------------------------------------------------------------------------------
Mix 2-[4-(4-chloro-butyryl)-phenyl]-2-methyl-propionic acid (10.0g, 37.3mmol) and anhydrous potassium carbonate (3.5g, 25.3mmol). Heat to 40 degrees C in acetonitrile (l00mL) and stir under a nitrogen atmosphere. Add dimethyl sulfate (13.3g, l05mmol) and reflux for 45 minutes. Evaporate the solvent in vacuo, dissolve the residue in ethyl acetate (50mL) and wash with water (4X50mL). Dry (MgSO\\4\\), filter through silica gel and evaporate the solvent in vacuo to give the title compound (6.4g, 89%).


                                   Example 21
                                   ----------

Step h: 2-[4-(4-Chloro-butyryl)-phenyl]-2-methyl-propionic acid
---------------------------------------------------------------

Fit a jacketed glass cell of about 6L capacity with a rotating expanded silver mesh cathode/magnesium anode assembly, a carbon dioxide delivery tube, and a stainless steel thermocouple. Load the cell with acetonitrile (5.8L) and tetraethylammonium bromide (26g). Sparge with carbon dioxide and cool in cooling bath. When the contents of the cell reach -10 degrees C, add hydrogen chloride remediated l-[4-(l-bromo-l-methyl-ethyl)-phenyl]-4-chloro-butan-l-one and 1-[4- (1-chloro-l-methyl-ethyl)-phenyl]-4-chloro-butan-l-one (424.9g, 53.5 mole % bromo and 20.4 mole % chloro by HPLC analysis, 1087 mmol total active tertiary benzylic halide) and perform electrolysis at a controlled current of 8 amps (20 mA cm/-2/) for 6 hours. Drain the contents, acidify with chilled aqueous 6M hydrochloric acid, extract, evaporate the solvent in vacuo and recrystallize to give the title compound (186g, 64%); 78.5-80.3 degrees C.

/1/H NMR (300MHz, CDCl\\3\\) (delta) 10.5 (br s, 2H), 7.96 (d, J=8.2Hz, 2H),
7.50 (d, J=8.2Hz, 2H), 3.67 (t, J=6.8Hz, 2H), 3.17 (t, J=6.8Hz, 2H), 2.22 (m,
J=6.7Hz, 2H), 1.63 (s, 6H); /13/C NMR (75MHz, CDCl\\3\\) (delta) 198.2, 181.9,
149.0, 135.2, 128.1, 126.1, 46.7, 44.7, 35.3, 26.9, 26.7; MS (CIMS (Methane))
271 (3), 269 (11), 233 (100), 187 (75).

Anal. Calcd for C\\14\\H\\17\\O\\3\\C1: C, 62.57; H, 6.38;
Found: C, 63.10; H, 6.59.

                                   Example 22
                                   ----------

Step h: 2-[4-(4-Chloro-butyryl)-phenyl]-2-methyl-propionic acid
---------------------------------------------------------------

Fit a jacketed glass cell of about 50ml capacity with an expanded silver mesh cathode (14 cm/2/ geometric area), a roughly concentric magnesium sacrificial anode, a tube to deliver carbon dioxide gas and a magnetic stir bar. Add a solution of hydrogen chloride remediated 1-[4-(l-bromo-1-methyl-ethyl)-phenyl]- 4-chloro-butan-l-one and l-[4-(1-chloro-l-methyl-ethyl)-phenyl]-4-chloro-butan-l
-one (2.79g, 89 mole %, 3:1 ratio of tertiary benzylic bromide to tertiary benzylic chloride by NMR, approximately 8.6mmol total active tertiary benzylic halide) in acetonitrile (45mL) and tetraethylammonium bromide (0.19g). Close the cell and cool to -10 degrees C with a continuous carbon dioxide sparge for 169 minutes at an average current density of 13 mA cm/-2/. Warm to contents of the cell to ambient temperature, drain the contents, acidify with chilled aqueous 6M hydrochloric acid, extract and evaporate the solvent in vacuo to give the title compound (l.53g, 66%).

                                   Example 23
                                   ----------

Step h: 2-[4-(4-Chloro-butyryl)-phenyl]-2-methyl-propionic acid
---------------------------------------------------------------

Fit a jacketed glass cell of 50mL capacity with an expanded silver mesh cathode (14 cm2 geometric area), a roughly concentric magnesium sacrificial anode, a tube to deliver carbon dioxide gas, and a magnetic stir bar. Cool the cell to -10 degrees C under carbon dioxide. Add a solution of tetraethylammonium chloride (40mL of a 0.02M solution in dimethylformamide) and l-[4-(1-chloro-l-methyl-ethyl)-phenyl]-4-chloro-butan-1-one (2.91g, 85% pure by NMR, 9.8lmmol) and carry out electrolysis for 178 minutes at an average current density of 12.4 mA cm-2: the total charge passed is equal to 98% of the calculated theoretical two electron value. Warm the contents of the cell to ambient temperature, drain the contents, acidify with chilled aqueous 6M hydrochloric acid, extract and evaporate the solvent in vacuo to give the title compound (l.89g, 72%).

                                   Example 24
                                   ----------

Step m: 2-(4-Cyclopropanecarbonyl-phenyl)-2-methyl-propionamide
---------------------------------------------------------------

Dissolve 2-(4-cyclopropanecarbonyl-phenyl)-2-methyl-propionitrile (lOOmg) in aqueous ethanolic potassium hydroxide (2mL) (prepared from ethanol (5mL), water
(5mL) and solid potassium hydroxide (l.5g). Stir overnight at room temperature, then heat at reflux for 6 hours. Cool and evaporate the solvent in vacuo to give the title compound.

                                   Example 25
                                   ----------

Step t: 2-(4-Cyclopropanecarbonyl-phenyl)-2-methyl-propionic acid, ethyl ester
------------------------------------------------------------------------------

Dissolve 2-(4-cyclopropanecarbonyl-phenyl)-2-methyl-propionamide (100mg) in ethanol and bubble in hydrochloride gas for 5 minutes while stirring. Reflux for 10 hours, distill off the ethanol and extract into ethyl acetate. Evaporate the solvent in vacuo to give the title compound as an oil (50mg).


                                   Example 26
                                   ----------

Step k and step g: 2-[4-(4-Bromo-butyryl)-phenyl]-2-methyl-propionic acid
-------------------------------------------------------------------------

Treat 2-(4-cyclopropanecarbonyl-phenyl)-2-methyl-N-methyl-N-methoxy propionamide
(0.l5g, 0.53mmol) with 48% HBr (1mL) for 2 hours at 80 degrees C. Cool to room temperature, dilute with water (5mL) and neutralize with aqueous sodium hydrogen carbonate until pH 7. Extract with methylene chloride (3X15mL), dry (Na\\2\\SO\\4\\), filter and evaporate the solvent in vacuo. Purify by silica gel chromatography (3:1 hexane/ethyl acetate) to give the title compound (0.l5g, 95%).

\\1\\H NMR (CDCl\\3\\) (delta) 7.97 (d, 2H), 7.51 (d, 2H), 3.53 (t, 2H), 3.16
(t, 2H), 2.30 (quin, 2H), 1.60 (5, 6H);/13/C NMR (CDC1\\3\\) (delta) 198.4,
181.8, 149.5, 131.0, 128.3, 126.3, 46.6, 36.5, 33.6, 26.9, 26.1; MS (CI)
(M/+/+H) 303 (100), 315 (98), 233 (80).

                                   Example 27
                                   ----------

Step P: 2-(4-Cyclopropanecarbonyl-phenyl)-2-methyl-propionic acid
-----------------------------------------------------------------

Combine 2-(4-cyclopropanecarbonyl-phenyl)-2-methyl-propionitrile (0.5g) in 12.5% sodium hydroxide (20mL) and ethanol (12.5mL). Heat to reflux for 21 hours, cool and remove the ethanol by vacuum distillation. Extract the residual aqueous suspension with methylene chloride (40mL), acidify the aqueous phase with 20% HCl and extract with methylene chloride (2X40mL). Combine the organic phases, dry (Na\\2\\SO\\4\\) and evaporate the solvent in vacuo to give the title compound as a crystalline solid (350mg, 70%); mp 83-85 degrees C.

/1/H NMR (CDCl\\3\\) (delta) 7.50-8.00 (4H, d), 2.66 (1H, m), 1.62 (6H, S),
1.24 (2H, m), 1.04 (2H, m).

        The following compounds can be prepared by using the procedures depicted in Scheme H:

(4-Cyclopropanecarbonyl-phenyl)-acetic acid;


2-(4-Cyclopropanecarbonyl-phenyl)-propionic acid;


2-(4-Cyclopropanecarbonyl-phenyl)-2-methyl-propionic acid;

[4-(4-Chloro-butyryl)-phenyl)-acetic acid;

2-[4-(4-Chloro-butyryl)-phenyl]-propionic acid;

2-[4-(4-Chloro-butyryl)-phenyl]-2-methyl-propionic acid;

(4-Cyclopropanecarbonyl-phenyl)-acetic acid, ethyl ester;

2-(4-Cyclopropanecarbonyl-phenyl)-propionic acid, ethyl ester;

[4-(4-Chloro-butyryl)-phenyl]-acetic acid, ethyl ester;

2-[4-(4-Chloro-butyryl)-phenyl]-propionic acid, ethyl ester;

2-[4-(4-Chloro-butyryl)-phenyl]-2-methyl-propionic acid, ethyl ester;

(4-Cyclopropanecarbonyl-phenyl)-acetamide;

2-(4-Cyclopropanecarbonyl-phenyl)-propionamide;

[4-(4-Chloro-butyryl)-phenyl]-acetamide;

2-[4-(4-Chloro-butyryl)-phenyl]-propionamide;

2-[4-(4-Chloro-butyryl)-phenyl]-2-methyl-propionamide;

        The novel intermediates of formula (X) may be prepared as described in Scheme I. In Scheme I, all substituents are as previously defined unless otherwise indicated.


                                    Scheme I

                       [MOLECULAR DIAGRAM APPEARS HERE]

        Scheme I provides various general synthetic procedures for preparing the novel intermediates of formula (X).

        In step a, the ketone functionality of the appropriate
(omega)-halo-halocumylketone compound of structure (10) is reduced to give the corresponding (omega)-halo-halocumylalcohol compound of structure (52).

        For example, reduction of the appropriate (omega)-halo-halocumylketone compound of structure (10), using, for example, a suitable reducing agent such as sodium borohydride, potassium borohydride, sodium cyanoborohydride, or tetramethylammonium borohydride is carried out in lower alcohol solvents, such as, methanol, ethanol, isopropyl alcohol or n-butanol at temperatures ranging from about 0 degrees C to the reflux temperature of the solvent, and the reaction time varies from about 1/2 hour to 8 hours. Other suitable reducing agents are, for example, lithium tri-tert-butylaluminohydride and diisobutylaluminum hydride. These reduction reactions are carried out in suitable solvents diethyl ether, tetrahydrofuran or dioxane at temperatures ranging from about 0 degrees C to the reflux temperature of the solvent, and the reaction time varies from about 1/2 hour to 8 hours.

        Catalytic reduction may also be employed in the preparation of appropriate (omega)-halo-halocumylalcohol compound of structure (52) from an appropriate (omega)-halohalocumylketone compound of structure (10), using hydrogen gas in the presence of a suitable catalyst such as Raney nickel, palladium, platinum or rhodium catalysts in lower alcohol solvents, such as, methanol, ethanol, isopropyl alcohol or n-butanol or acetic acid or their aqueous mixtures, or by the use of aluminum isopropoxide in isopropyl alcohol.

        In addition, a chiral reduction of the appropriate (omega)-halo-halocumylketone compound of structure (10), using, for example, (+)-B-chlorodiisopinocamphenylborane gives the corresponding (R)- (omega)-ha1o-ha1ocumy1a1coho1 compound of structure (52) and (-)-B-chlorodiisopinocamphenylborane gives the corresponding (S)-(omega)-ha1o-ha1ocumy1a1cohol compound of structure (52). Other suitable chiral reducing agents are, (R) and (S)-oxazaborolidine/BH\\3\\, potassium 9-O-(1, 2:5, 6-di-O-isopropylidine-(alpha)-D-g1ucofuransoyl)-9-boratabicyclo[3.3.l]nonane, (R) and
(S)-B-3-pinanyl-9-borabicyclo[3.3.l]nonane, NB-Enantride, Lithium (R)-(+) and
(S)-(-)-2,2'-dihydroxy-1,l'-binaphthyl alkoxyl aluminum hydride, (R)-(+) and
(S)-(-)-2,2'- dihydroxy-6, 6'-dimethylbiphenyl borane-amine complex, tris[[(lS,2S,5R)-2-isopropyl-5-methyl-cyclohex-l-yl]methyl]aluminum, [[(lR,3R)-
2,2-dimethylbicyclo[2.2.1]hept-3-yl]methyl]beryllium chloride, (R)-BINAP-ruthenium complex H\\2\\ and 6,6'-bis(diphenylphosphino)-3,3'-dimethoxy-2,2',4, 4'-tetramethyl-l, 1'-biphenyl.

        In step b, the ketone functionality of the appropriate (omega)-halo-cyanocumylketone compound of structure (19) is reduced to give the corresponding (omega)-halo-cyanocumylalcohol compound of structure (53) as described previously in step a.

        In step c, the ketone functionality of the appropriate (omega)-halo-cyanocumylketone compound of structure (8) is reduced to give the corresponding (omega)-halo-cyanocumylalcohol compound of structure (54) as described previously in step a.

        In step d, the (alpha)-halo functionality of the appropriate (omega)-halo-halocumylalcohol compound of structure (52) is cyanated to give the corresponding (omega)-halo-cyanocumylalcohol compound of structure (53) as described previously in Scheme D, step a.

        In step e, the appropriate (omega)-halo-cyanocumylalcohol compound of structure (54) is cyanated to give the corresponding (omega)-halo-cyanocumylalcohol compound of structure (53) as described previously in Scheme D, step b.

        In step f, the appropriate appropriate (omega)-halocyanocumylalcohol compound of structure (54) is halogenated to give the corresponding (omega)- halo-halocumylalcohol compound of structure (52) as described previously in Scheme B, step a.

        In step g, the (alpha)-halo functionality of the appropriate (omega)- halo-halocumylalcohol compound of structure (52) is converted to the corresponding carboxy to give the (omega)'-halo-(alpha)'-hydroxy-(alpha), (alpha)-dimethylphenylacetic acid compound of structure (56) as described previously in Scheme H, step h.

        In step h, the nitrile functionality of the appropriate (omega)-halo-cyanocumylalcohol compound of structure (53) is converted to the corresponding ester to give the (omega)'-halo-(alpha)'-hydroxy-(alpha),(alpha)- dimethylphenylacetic acid ester compound of structure (55) as described previously in Scheme H, step a.

        In step i, the nitrile functionality of the appropriate (omega)-halo-cyanocumylalcohol compound of structure (53) is converted to the corresponding acid to give the (omega)'-halo-(alpha)'-hydroxy-(alpha),(alpha)- dimethylphenylacetic acid compound of structure (56) as described previously in Scheme H, step e.

        In step j, the nitrile functionality of the appropriate (omega)-halo-cyanocumylalcohol compound of structure (53) is converted to the corresponding amide to give the (omega)'-halo-(alpha)'-hydroxy-(alpha),(alpha)- dimethylphenylacetic acid amide compound of structure (57) wherein R\\6\\ and R\\7\\ are each hydrogen as described previously in Scheme H, step b.


        In step k, the ketone functionality of the appropriate
(omega)'-halo-(alpha)'-keto-(alpha),(alpha)-dimethylphenylacetic acid ester compound of structure (31) is reduced to give the corresponding (omega)'-halo- (alpha)'-hydroxy-(alpha),(alpha)-dimethylphenylacetic acid ester compound of structure (55) as described previously in step a.

        In step 1, the ketone functionality of the appropriate
(omega)'-halo-(alpha)'-keto-(alpha),(alpha)-dimethylphenylacetic acid compound of structure (46) is reduced to give the corresponding (omega)'-halo-(alpha)'- hydroxy-(alpha),(alpha)-dimethylphenylacetic acid compound of structure (56) as described previously in step a.

        In step m, the ketone functionality of the appropriate
(omega)'-halo-(alpha)'-keto-(alpha),(alpha)-dimethylphenylacetic acid amide compound of structure (40) is reduced to give the corresponding (omega)'-halo- (alpha)'-hydroxy-(alpha),(alpha)-dimethylphenylacetic acid amide compound of structure (57) as described previously in step a.

        In step n, the carboxy ester functionality of the appropriate (omega)' -halo-(alpha)'-hydroxy-(alpha),(alpha)-dimethylphenylacetic acid ester compound of structure (55) is hydrolyzed to give the corresponding (omega)'-halo-(alpha)' -hydroxy-(alpha),(alpha)-dimethylphenylacetic acid compound of structure (56) as described previously in Scheme H, step c.

        In step o, the carboxy functionality of the appropriate
(omega)'-halo-(alpha)'-hydroxy-(alpha),(alpha)-dimethylphenylacetic acid compound of structure (56) may be esterified by techniques and procedures well known and appreciated by one of ordinary skill in the art to give the corresponding (omega)'-halo-(alpha)'- hydroxy-(alpha),(alpha)-dimethylphenylacetic acid ester compound of structure
(55) as described previously in Scheme H, step d.

        In step p, the carboxy functionality of the appropriate
(omega)'-halo-(alpha)'-hydroxy-(alpha),(alpha)-dimethylphenylacetic acid compound of structure (56) may be amidated by techniques and procedures well known and appreciated by one of ordinary skill in the art to give the corresponding (omega)'-halo-(alpha)'-hydroxy-(alpha),(alpha)- dimethylphenylacetic acid amide compound of structure (57) as described previously in Scheme H, step g.

        In step q, the amide functionality of the appropriate (omega)'-halo- (alpha)'-hydroxy-(alpha),(alpha)-dimethylphenylacetic acid amide compound of structure (57) is converted to the corresponding acid by acid hydrolysis as is known in the art to give the (omega)'-halo-(alpha)'-hydroxy-(alpha),(alpha)- dimethylphenylacetic acid compound of structure (56) as described previously in Scheme H, step f.

        The novel intermediates of formula (XI) wherein R\\5\\ is hydrogen, CN, COOalkyl or CONR\\6\\R\\7\\ may be prepared as described in Scheme J. In Scheme J, all substituents are as previously defined unless otherwise indicated.

                                    Scheme J

                       [MOLECULAR DIAGRAM APPEARS HERE]




R\\5\\' IS H, CN COOalkyl or CONR\\6\\R\\7\\

        Scheme J provides various general synthetic procedures for preparing the novel intermediates of formula (XI) wherein R\\5\\ is hydrogen, CN, COOalkyl or CONR\\6\\R\\7\\.

        In step a, the (omega)'-halo functionality of the appropriate (omega)'-halo-(alpha)'-keto-(alpha),(alpha)-dimethylphenyl compound of structure (58) wherein R\\5\\ is hydrogen, CN, COOalkyl or CONR\\6\\R\\7\\ is alkylated with the appropriate piperidine compound of structure (59) to give the corresponding (omega)'-piperidine-(alpha)'-keto-(alpha),(alpha)-dimethylphenyl compound of structure (60) wherein R\\5\\ is hydrogen, CN, COOalkyl or CONR\\6\\R\\7\\.

        For example, the (omega)'-piperidine-(alpha)'-keto-(alpha),(alpha)- dimethylphenyl compound of structure (60) wherein R\\5\\ is hydrogen, CN, COOalkyl or CONR\\6\\R\\7\\ may be prepared by reacting the appropriate (omega)' -halo-(alpha)'-keto-(alpha),(alpha)-dimethylphenyl compound of structure (58) wherein R\\5\\ is hydrogen, CN, COOalkyl or CONR\\6\\R\\7\\ with the appropriate piperidine compound of structure (59) in a suitable solvent preferably in the present of a suitable non-nucleophilic base and optionally in the presence of a catalytic amount of an iodide source, such as potassium or sodium iodide. The reaction time varies from about 4 to 120 hours and the reaction temperature varies from about 70 degrees C to the reflux temperature of the solvent. Suitable solvent for the alkylation reaction include alcohol solvents such as, methanol, ethanol, isopropyl alcohol, or n-butanol; ketone solvents, such as, cyclohexanone, methyl isobutyl ketone; hydrocarbon solvents, such as, benzene, toluene or xylene; halogenated hydrocarbons, such as, chlorobenzene or methylene chloride or dimethylformamide. Suitable non-nucleophilic bases for the alkylation reaction include inorganic bases, for example, sodium bicarbonate, potassium carbonate, or potassium bicarbonate or organic bases, such as, a trialkylamine, for example, triethylamine or pyridine, or an excess of an appropriate piperidine compound of structure (59) may be used.

        For those piperidine compounds of structure (59), wherein R\\1\\ is hydroxy, it is preferred that R\\1\\ be unprotected for utilization in the alkyation reaction of step a, but those hydroxy functionalities present in the piperidine compounds of structure (59), wherein R\\1\\ is hydroxy may be protected with a suitable protecting group. The selection and utilization of suitable protecting groups for the piperidine compounds of structure (59), wherein R\\1\\ is hydroxy is well known by one of ordinary skill in the art and is described in "Protective Groups in Organic Syntheses", Theodora W. Greene, Wiley (1981). For example, suitable protecting groups for those hydroxy functionalities present include ethers such as tetrahydrothiopyranyl, tetrahydrothiofuranyl, 2-(phenylselenyl)ethyl ether, o-nitrobenzyl ether, trimethylsilyl ether, isopropyldimethylsilyl ether, t-butyldimethylsilyl ether, t-butyldiphenylsilyl ether, tribenzylsilyl ether, triisopropylsilyl ether; and esters, such as acetate ester, isobutyrate ester, pivaloate ester, adamantoate ester, benzoate ester, 2, 4, 6-trimethylbenzoate (mesitoate) ester, methyl carbonate, p-nitrophenyl carbonate, p-nitrobenzyl carbonate, S-benzyl thiocarbonate and N-phenylcarbamate.

        The piperidine compounds of structure (59) are readily available to one of ordinary skill in the art and are described in United States Patent No. 4,254,129, March 3, 1981, United States Patent No. 4,254,130, March 3, 1981,
United States Patent No. 4,285,958, April 25, 1981 and United States Patent No. 4,550,116, Oct. 29, 1985. The piperidine compounds of structure (59) wherein R\\1\\ and R\\2\\ form a second bond between the carbon atoms bearing R\\1\\ and

R\\2\\ may be prepared by dehydration of the corresponding compound wherein R\\1\\ is hydroxy by procedures generally known in the art, such as refluxing in strongly acidic solution.

        The piperidine compounds of structure (59) include the limitations provided for previously for piperidine derivatives of formula (I) and (XI) in that when R\\1\\ and R\\2\\ are taken together to form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\ or where R\\1\\ represented hydroxy, m is an integer 0.


        In step b, the (omega)'-halo functionality of the appropriate (omega)-halo-(alpha)'-hydroxy-(alpha),(alpha)-dimethylphenyl compound of structure (61) wherein R\\5\\ is hydrogen, CN, COOalkyl or CONR\\6\\R\\7\\ is alkylated with the appropriate piperidine compound of structure (59) to give the corresponding (omega)'-piperidine-(alpha)'-hydroxy-(alpha),(alpha)- dimethylphenyl compound of structure (62) wherein R\\5\\ is hydrogen, CN, COOalkyl or CONR\\6\\R\\7\\ as described previously in step a.


        In step c, the ketone functionality of the appropriate (omega)'- piperidine-(alpha)'-keto-(alpha),(alpha)-dimethylphenyl compound of structure
(60) wherein R\\5\\ is hydrogen, CN, COOalkyl or CONR\\6\\R\\7\\ is reduced to give the corresponding (omega)'-piperidine-(alpha)-hydroxy-(alpha),(alpha)- dimethylphenyl compound of structure (62) wherein R\\5\\ is hydrogen, CN, COOalkyl or CONR\\6\\R\\7\\.

        For example, reduction of the appropriate (omega)'-piperidine-(alpha)'- keto-(alpha),(alpha)-dimethylphenyl compound of structure (60) wherein R\\5\\ is hydrogen, CN, COOalkyl or CONR\\6\\R\\7\\, using, for example, a suitable reducing agent such as sodium borohydride, potassium borohydride, sodium cyanoborohydride, or tetramethylammonium borohydride is carried out in lower alcohol solvents, such as, methanol, ethanol, isopropyl alcohol or n-butanol at temperatures ranging from about 0 degrees C to the reflux temperature of the solvent, and the reaction time varies from about 1/2 hour to 8 hours. Other suitable reducing agents are, for example, lithium tri-tert-butylaluminohydride and diisobutylaluminum hydride. These reduction reactions are carried out in suitable solvents diethyl ether, tetrahydrofuran or dioxane at temperatures ranging from about 0 degrees C to the reflux temperature of the solvent, and the reaction time varies from about 1/2 hour to 8 hours.

        Catalytic reduction may also be employed in the preparation of appropriate (omega)'-piperidine-(alpha)'-hydroxy-(alpha),(alpha)-dimethylphenyl compound of structure (62) wherein R\\5\\ is hydrogen, CN, COOalkyl or CONR\\6\\R\\7\\ from an appropriate (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl compound of structure (60) wherein R\\5\\ is hydrogen, CN, COOalkyl or CONR\\6\\R\\7\\, using hydrogen gas in the presence of a suitable catalyst such as Raney nickel, palladium, platinum or rhodium catalysts in lower alcohol solvents, such as, methanol, ethanol, isopropyl alcohol or n-butanol or acetic acid or their aqueous mixtures, or by the use of aluminum isopropoxide in isopropyl alcohol.

        Reduction using sodium borohydride or potassium borohydride is preferred over catalytic reduction for those (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl compound of structure (60) wherein R\\5\\ is hydrogen, CN, COOalkyl or CONR\\6\\R\\7\\ and wherein R\\1\\ and R\\2\\ taken together form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\

        In addition, a chiral reduction of the appropriate (omega)'-piperidine- (alpha)'-keto-(alpha),(alpha)-dimethylphenyl compound of structure (60) wherein R\\5\\ is hydrogen, CN, COOalkyl or CONR\\6\\R\\7\\, using, for example, (+)-B-chlorodiisopinocamphenylborane gives the corresponding (R)-(omega)'-piperidine- (alpha)'-keto-(alpha),(alpha)-dimethylphenyl compound of structure (60) wherein R\\5\\ is hydrogen, CN, COOalkyl or CONR\\6\\R\\7\\ and (-)-B-chlorodiisopinocamphenylborane gives the corresponding
(S)-(omega)'-piperidine-(alpha)'-keto-(alpha),(alpha)-dimethylphenyl compound of structure (60) wherein R\\5\\ is hydrogen, CN, COOalkyl or CONR\\6\\R\\7\\. Other suitable chiral reducing agents are, (R) and (S)-oxazaborolidine/BH\\3\\, potassium 9-O-(l,2:5,6-di-O-isopropylidine-(alpha)-D-glucofuransoyl)-9-boratabicyc1o[3.3.l]nonane, (R) and (S)-B-3-pinanyl-9-borabicyclo[3.3.1]nonane, NB-Enantride, Lithium (R)-(+) and (S)-(-)-2,2'-dihydroxy-l,l'-binaphthyl alkoxyl aluminum hydride, (R)-(+) and (S)-(-)-2,2'-dihydroxy-6,6'-dimethylbiphenyl borane-amine complex, tris[[(1S,2S,5R)-2-isopropyl-5-methyl-cyclohex-l-yl]methyl]aluminum, [[(lR,3R)-2,2-dimethylbicyclo[2.2.1]hept-3-yl]methyl]beryllium chloride, (R)-BINAP-ruthenium complex/H\\2\\ and 6,6'- bis(diphenylphosphino)-3,3'-dimethoxy-2,2',4,4'-tetramethyl-l,1'-biphenyl.

        Starting materials for use in Scheme J are readily available to one of ordinary skill in the art.

        The following examples present typical syntheses as described in Scheme
J. These examples are understood to be illustrative only and are not intended to limit the scope of the present invention in any way. As used herein, the following terms have the indicated meanings: "g" refers to grams; "mmol" refers to millimoles; "mL" refers to milliliters; "bp" refers to boiling point; "degrees C" refers to degrees Celsius; "mm Hg" refers to millimeters of mercury; "(muL)" refers to microliters; "(mug)" refers to micrograms; and "(muM)' refers to micromolar.

                                   Example 28
                                   ----------

Step a: 4-[4-[4-(Hydroxydiphenylmethyl)-1-piperidinyl]-l-oxobutyl]-(alpha),
---------------------------------------------------------------------------
(alpha)-dimethylbenzeneacetic acid methyl ester
-----------------------------------------------

Mix methyl 4'-(4-chloro-l-oxobutyl)-(alpha),(alpha)-dimethylbenzene acetate (0.335mol), (alpha),(alpha)-diphenyl-4-piperidinemethanol (l0l.8g, 0.335mo1), potassium hydrogen carbonate (83.8g, 0.838mol), potassium iodide (l.00g, 0.006mol), toluene (600mL) and water (220mL). Stir at reflux for 72 hours, add toluene (200mL) and deionized water (l00mL). Filter through filter aid while at 80 degrees C and separate the organic phase. Dry (MgSO\\4\\), filter and purify by chromatography to give the title compound.


                                   Example 29
                                   ----------

Step c: 4-[4-[4-(Hydroxydiphenylmethyl)-l-piperidinyl]-l-hydroxybutyl]-(alpha)
------------------------------------------------------------------------------
(alpha)-hylbenzeneacetic acid
-----------------------------

Add sodium borohydride (0.l05g, 2.77mmo1) to a solution of sodium hydroxide (0.053g, l.33mmo1) in deionized water (2mL) and add, by dropwise addition, to a solution of 4-[4-[4-(hydroxydiphenylmethyl)-1-piperidinyl]-1-oxobutyl]-(alpha),
(alpha)-dimethylbenzeneacetic acid hydrochloride (0.70g, l.3lmmol) in ethanol
(30mL). Stir at room temperature for 3.5 hours at pH 7-8. Evaporate the solvent in vacuo and stir the residue with methylene chloride (l5mL) and deionized water
(l5ml). Dry (MgSO\\4\\), acidify to pH 3 with gaseous hydrogen chloride and evaporate the solvent. Add ether with stirring, filter the white solid and wash with additional ether. Dry to give the title compound.

                                   Example 30
                                   ----------


Step c: (R)-4-[4-[4-(Hydroxydiphenylmethyl)-l-piperidinyl]-1-hydroxybutyl]
-----------------------------------------------------------------------------
-(alpha),(alpha)-dimethvlbenzeneacetic, ethyl ester
---------------------------------------------------

Dissolve (+)-B-chlorodiisopinocamphenylborane (2.5g, 7.8mmol) in anhydrous tetrahydrofuran (5mL). Add a solution of 4-[4-[4-(hydroxydiphenylmethyl)-l-piperidinyl]-l-oxobutyl)-(alpha),(alpha)-dimethylbenzeneacetic, ethyl ester (2g, 3.54mmol) in anhydrous tetrahydrofuran (5mL). Stir at room temperature for 3 days and cool to 0 degrees C. Add water (lmL) and 30% hydrogen peroxide (2mL) and stir for 20 minutes. Add methylene chloride (30mL) and wash with brine
(30mL), then aqueous sodium hydrogen carbonate (30mL), then brine (30mL). Dry (MgSO\\4\\), evaporate the solvent in vacuo and purify by chromatography to give the title compound.

                                   Example 31
                                   ----------

Step c: (S)-4-[4-[4-(Hydroxydiphenylmethyl)-1-piperidinyl]-1-hydroxybutyl]-
---------------------------------------------------------------------------
(alpha),(alpha)-dimethylbenzeneacetic acid, ethyl ester
-------------------------------------------------------
Dissolve (-)-B-chlorodiisopinocamphenylborane (2.5g, 7.8mmol) in anhydrous tetrahydrofuran (5mL). Add a solution of 4-[4-[4-(hydroxydiphenylmethyl)-l-piperidinyl]-l-oxobutyl]-(alpha),(alpha)-dimethylbenzeneacetic acid, methyl ester (3.54mmo1) in anhydrous tetrahydrofuran (5mL). Stir at room temperature for 3 days and cool to 0 degrees C. Add water (lmL) and 30% hydrogen peroxide
(2mL) and stir for 20 minutes. Add methylene chloride (30mL) and wash with brine
(30mL), then aqueous sodium hydrogen carbonate (30mL), then brine (30mL). Dry (MgSO\\4\\), evaporate the solvent in vacuo and purify by chromatography to give the title compound.

                                   Example 32
                                   ----------
Step a: N,N-Dimethyl-2-(4-{4-[4-hydroxy-diphenylmethyl)-piperidin-l-yl]-
-------------------------------------------------------------------------------
butyryl}-phenyl]-isobutyramide
-------------------------------
Dissolve N,N-dimethyl-2-[4-(4-chlorobutyryl)-phenyl]-isobutyramide (1.00g,
3.38mmo1) in xylene (3m1) and add (alpha),(alpha)-diphenyl-4-piperidinemethanol (l.09g, 4.07mmol) and potassium hydrogen carbonate (0.68g, 6.76mmo1) in water

(2.5mL). Heat at 100 degrees C for 20 hours, remove hot water by pipette, dilute with ethyl acetate (20mL) and wash with water (20mL). Cool the organic layer to room temperature, dry (MgSO\\4\\), evaporate the solvent in vacuo and purify by silica gel chromatography (9:1 ethyl acetate/methanol) and recrystallize (ethyl acetate/hexane) to give the title compound (1.13g, 63%) as a crystalline solid; mp 135-137 degrees C.

                                   Example 33
                                   ----------
Step c:  N,N-Dimethyl-2-(4-{1-hydroxy-4-[4-hydroxy-diphenylmethyl)-piperidin
----------------------------------------------------------------------------
-1-yl]-butyry}-phenyl)-isobutyramide
------------------------------------

Dissolve N,N-dimethyl-2-(4-{4-[4-hydroxy-diphenylmethyl)-piperidin-1-yl]-
butyryl}-phenyl)-isobutyramide (3.00g, 5.69mmol) in ethanol (30mL), cool using an ice/water bath and add sodium borohydride (0.87g, 23.04mmol) in tetrahydrofuran (10mL). Remove the cold bath and stir at room temperature for
2.5 hours. Add water (25mL) and ethyl acetate (25mL) and separate the layers. Extract the aqueous layer with ethyl acetate (20mL), dry (MgSO\\4\\) and evaporate the solvent in vacuo to give the title compound (3.06g, 100%) as a white foam; mp 166-169 degrees C.

MS (CI, CH\\4\\) m/e 529 (M/+/+1), 280, 183.

Anal. Calcd for C\\34\\H\\44\\N\\2\\O\\3\\.0.3H\\2\\O: C, 77.24; H, 8.39; N,
5.30; Found: C, 76.99; H, 8.36; N. 5.17.

                                   Example 34
                                   ----------
Step a: N-Methoxy-N-methyl-2-(4-{4-[4-hydroxy-diphenylmethyl)-piperidin-1-yl]
-----------------------------------------------------------------------------
-butyryl}-phenyl)-isobutyramide
-------------------------------
Dissolve N-methoxy-N-methyl-2-[4-(4-chlorobutyryl)-phenyl]-isobutyramide (1.44g,
4.62mmol) in 2:1 xylene/water (5mL) and add (alpha),(alpha)-diphenyl-4-piperidinemethanol (1.36g, 5.07mmol) and potassium hydrogen carbonate (0.93g, 9.24mmol). Heat at 108 degrees C for 22 hours, remove hot water by pipette, cool to room temperature and stir for 2 days. Evaporate the solvent in vacuo and purify by silica gel chromatography (10:1 ethyl acetate/methanol) and recrystallize (ethyl acetate) to give the title compound (1.77g, 71%) as a white crystalline solid; mp 159-
160.5 degrees C.

MS (CI, CH\\4\\) m/e 543 (M/+/+1), 293, 250, 183.

Anal. Calcd for C\\34\\H\\42\\N\\2\\O\\4\\.0.3H\\2\\O; C, 74.50; H, 7.83; N,
5.11; Found: C, 74.75; H, 7.96; N. 5.15.

                                   Example 35
                                   ----------
Step c: N-Methoxy-N-methyl-2-(4-{1-hydroxy-4-[4-hydroxy-diphenylmethyl)-
------------------------------------------------------------------------
piperidine-1-vl]-butyryl}-phenyl)-isobutyramide
-----------------------------------------------

Dissolve N-methoxy-N-methyl-2-(4-{4-[4-hydroxy-diphenylmethyl)-piperidin-1-yl]
-butyryl}-phenyl)-isobutyramide (8.83g, 16.27mmol) in 3.5:1 methanol/tetrahydrofuran (85mL). Add sodium borohydride (0.62g, 16.27mmol) in 8 portions over 20 minutes at room temperature. Stir at room temperature for 2 hours, evaporate the solvent in vacuo, dissolve the residue in ethyl acetate
(60mL) and add water (25m). Stir at room temperature for 10 minutes, separate the layers and wash the organic layer with brine (2X25mL). Combine the organic layers, extract with ethyl acetate (35mL), dry (Na\\2\\SO\\4\\), evaporate the solvent in vacuo and dry to give the title compound (8.89g, 100%) as a foam; mp 80-83 degrees C.

MS (CI, CH\\4\\) m/e 545 (M/+/+1), 280, 236, 183.

Anal. Calcd for C\\34\\H\\44\\N\\2\\O\\4\\.0.2H\\2\\O: C, 74.47; H, 8.16; N,
5.12; Found: C, 74.08; H, 8.16; N. 4.93.

                                   Example 36
                                   ----------
Step a: 1-[4-(1,1-Dimethyl-2-oxo-2-pyrrolidin-1-yl-ethyl)-phenyl]-4-[4-hydroxy-
-------------------------------------------------------------------------------
diphenylmethyl)-piperidine-1-yl]-butan-1-one
--------------------------------------------

Dissolve 4-chloro-1-[4-(1,1-dimethyl-2-oxo-2-pyrrolidin-1-yl-ethyl)-phenyl]-
butan-1-one (6.88g, 21.38mmol) in xylene (14mL) and add a suspension of (alpha),(alpha)-diphenyl-4-piperidinemethanol hydrochloride (6.50g, 23.51mmol) and potassium carbonate (6.14g, 4.44mmol) in water (30mL). Heat at 100 degrees C for 24 hours, cool to room temperature, add methylene chloride (100mL) and separate the layers. Extract the aqueous layer with methylene chloride (100mL), wash with water (150mL), dry (Na\\2\\SO\\4\\), evaporate the solvent in vacuo and purify by silica gel chromatography (4:1 ethyl acetate/methanol) to give the title compound (8.20g, 70%) as an off-white solid.

Anal. Calcd for C\\36\\H\\44\\N\\2\\O\\3\\.2H\\2\\O: C, 77.72; H, 8.04; N,
5.08; Found: C, 77.38; H, 7.91; N, 4.93.


                                   Example 37
                                   ----------
Step c: 2-(4-{1-Hydroxy-4-[4-hydroxydiphenylmethyl)-piperidin-1-yl]-butyl}-
---------------------------------------------------------------------------
phenyl)-2-methyl-1-pyrrolidin-1-yl-propan-1-one
-----------------------------------------------

Dissolve 1-[4-(1,1-dimethyl-2-oxo-2-pyrrolidin-1-yl-ethyl)-phenyl]-4-[4-hydroxy-
diphenylmethyl)-piperidine-1-yl]-butan-1-one (0.55g, 1.00mmol) in methanol
(10mL) and add sodium borohydride (38mg, 1.00mmol) at 10 degrees C. Stir at room temperature for 2 hours, evaporate the solvent in vacuo and dissolve the residue in methylene chloride (60mL). Add water (10mL) and stir for 10 minutes. Separate the layers, wash with brine (5mL), dry (Na\\2\\SO\\4\\) and evaporate the solvent in vacuo to give the title compound (0.53g, 96%) as a white foam; mp 87-93 degrees C.

                                   Example 38
                                   ----------

Step a: 4-[4-[4-(Hydroxydiphenylmethyl)-1-piperidinyl]-1-
---------------------------------------------------------
oxobutyl]-(alpha),(alpha)-dimethylbenzeneacetic acid, ethyl ester
-----------------------------------------------------
hydrochloride
-------------

Dissolve 2-[4-(4-chloro-butyryl)-phenyl]-2-methyl-propionic acid, ethyl ester (15.0g, 49.53mmol) and (alpha),(alpha)-diphenyl-4-piperidinemethanol (29.66g, 106.4mmol) in xylene (60mL). Reflux for 5.5 hours, cool in an ice bath, filter and wash with cold xylenes (25mL). Filter the filtrate through silica gel (20g) and wash the gel with xylenes (40mL). Add xylene (60mL) and concentrated hydrochloric acid (6.45g, 65.6mmol) with stirring. Add additional xylenes (40mL) and stir for 2 hour. Filter, wash with xylene (50mL), vacuum dry and slurry with a mixture of ethanol (60mL) and hexane (120mL) at 70-72 degrees C for 30 minutes. Filter, wash with 3:1 v/v solution of n-heptane/ethanol (30mL) and dry to give the title compound as a light white solid (19.7g, 70%); mp 206-208 degrees C.

/1/H NMR (300MHz, CDCl\\3\\) ? 7.90 (d, J=8.7Hz, 2H), 7.47 (m, 4H), 7.41 (d,
J=8.7Hz, 2H), 7.27 (m, 4H), 7.15 (m, 4H), 4.10 (q, J=7.lHz, 2H), 2.93 (m, 4H),
2.37 (m, 3H), 2.2 (broad s, lH), 1.92 (m, 4H), 1.59 (s, 6H), 1.39 (m, 4H), 1.16
(t, J=7.lHz, 3H); /13/C NMR (75MHz, CDCl\\3\\) (delta) 199.5, 176.1, 149.8,
146.0, 135.5, 128.2, 128.1, 126.4, 125.9, 125.7, 79.4, 61.0, 57.8, 53.9, 46.7,
44.1, 36.3, 26.3, 26.2, 21.9, 14.0; IR (CDCl\\3\\) 3514, 2945, 1726, 1682, 1446,
1254, 1147 1097 cm\-1\;

Anal. Calcd for C\\34\\H\\41\\O\\4\\N.HC1: C, 72.39; H, 7.50; N, 2.48; Found:
C, 71.68; H, 7.52; N, 2.34.

                                   Example 39
                                   ----------
Step a: 4-[4-[4-(Hydroxydiphenylmethyl)-1-piperidinyl]-1-oxobutyl]-(alpha),
---------------------------------------------------------------------------
(alpha)-dimethylbenzeneacetic acid, methyl ester hydrochloride
--------------------------------------------------------------

Dissolve 2-[4-(4-chloro-butyryl)-phenyl]-2-methyl-propionic acid, methyl ester (2.82g, 10.0mmol) and (alpha),(alpha)-diphenyl-4-piperidinemethanol (5.58g, 21.0mmol) in toluene (20mL). Reflux for 29 hours, cool in an ice bath, filter, filter the filtrate through silica gel (5g) and wash the gel with toluene
(10mL). Evaporate the solvent in vacuo and dissolve the residue in ethyl ether (100mL). Add anhydrous hydrogen chloride and filter to give the title compound as an off-white powder (4.2g, 76%); mp 165-175 degrees C.

/1/H NMR (300MHz, CDCl\\3\\) (delta) 7.93 (d, J=8.3Hz, 2H), 7.47 (m, 4H), 7.42
(d, J=8.3Hz, 2H), 7.30 (m, 4H), 7.18 (m, 2H), 3.64 (s, 3H), 2.96 (m, 4H), 2.42
(m, 4H), 1.96 (m, 4H), 1.62 (s, 6H), 1.41 (m, 4H); /13C/ NMR (75MHz, CDCl\\3\\)
(delta) 199.1, 176.3, 149.4, 145.8, 135.5, 128.1, 128.0, 127.7, 126.3, 125.7,
1225.6, 79.4, 57.9, 54.0, 52.4, 46.9, 44.1, 36.4, 26.4, 26.3, 22; MS
(CI/NH\\3\\) 514 (100 (M+H)), 293 (4), 268 (7).

Anal. Calcd for C\\33\\H\\39\\O\\4\\N.HC1: C, 72.05; H, 7.33; N, 2.55; Found:
C, 71.85; H, 7.23, N, 2.33.


                                   Example 40
                                   ----------
Step c: 4-[4-[4-(Hydroxydiphenylmethyl)-1-piperidinyl]-1-hydroxybutyl]-(alpha),
-------------------------------------------------------------------------------
(alpha)-dimethylbenzeneacetic acid, methyl ester hydrochloride
--------------------------------------------------------------

Dissolve 4-[4-[4-(hydroxydiphenylmethyl)-1-piperidinyl]-1-oxobutyl]-
(alpha),(alpha)-dimethylbenzeneacetic acid, methyl ester hydrochloride (550mg, 1.00mmol) in methanol (5mL) and add sodium borohydride (62.8mg) in three batches. Stir for 1 hour, add 50% aqueous sodium hydroxide (800mg) and heat to reflux with stirring. After 3 hours, cool to -10 degrees C, add approximately 1.5mL of 6N HCl over 10 minutes, filter the solid and wash with ice water (12mL) such that the final filtrate is pH=5. Dry the resulting solid in vacuo (50-
60 degrees C, 10/-1/ mm) overnight to give the title compound (515mg, 94%); mp 165-180 degrees C.

/1/H NMR (300MHz, 5% MeOD\\4\\ in CDCl\\3\\) (delta) 7.50 (d, J=7.3Hz, 4H), 7.30
(m, 8H), 7.18 (t, J=7.OHz, 2H), 4.66 (t, J=5.3Hz, lH), 3.47 (m, 6H), 2.97 (m,
2H), 2.69 (m, 3H), 1.6-2.2 (m, 6H), 1.55 (s, 6H); /13/C NMR (75MHz, 5% MeOD\\4\\
in CDCl\\3\\) (delta) 179.1, 145.3, 143.8, 142.3, 128.2, 126.6, 125.7, 125.5,
125.4, 78.4 (bis benzylic), 72.5 (benzylic), 57.4, 53.2, 46.2, 24.2, 35.9, 26.6,
24.1, 20.8: MS (CI/NH\\3\\) 502 (100 (M+H)), 280 (5), 200 (10).

        Alternatively, the novel intermediates of formula (XI) may be prepared as described in Scheme K. In Scheme K, all substituents are as previously defined unless otherwise indicated.

                                    Scheme K


                       [MOLECULAR DIAGRAM APPEARS HERE]


W = -C(=O)- or -CH(OH)-

        Scheme K provides various alternative general synthetic procedures for preparing the novel intermediates of formula (XI).

        In step a, the appropriate (omega)'-piperidine-2-methylethylphenyl compound of structure (63) is cyanated to give the corresponding (omega)'- piperidine-(alpha),(alpha)-dimethylphenylacetonitrile compound of structure (64) as described previously in Scheme D, step b.

        In step b, the appropriate (omega)'-piperidine-2-methylethylphenyl compound of structure (63) is halogenated to give the corresponding (omega)'- piperidine-(alpha),(alpha)-dimethylbenzyl halide compound of structure (65) as described previously in Scheme B, step a.

        In step c, the nitrile functionality of the appropriate (omega)'- piperidine-(alpha),(alpha)-dimethylphenylacetonitrile compound of structure (64) is converted to the corresponding ester to give the (omega)'-piperidine- (alpha),(alpha)-dimethylphenylacetic acid ester compound of structure (66) as described previously in Scheme H, step a.

       In step d, the halo functionality of the appropriate (omega)'-piperidine- (alpha),(alpha)-dimethylbenzyl halide compound of structure (65) is converted to the corresponding carboxy to give the (omega)'-piperidine-(alpha),(alpha)- dimethylphenylacetic acid compound of structure (67) as described previously in Scheme H, step h.

        In step e, the nitrile functionality of the appropriate (omega)'- piperidine-(alpha),(alpha)-dimethylphenylacetonitrile compound of structure (64) is converted to the corresponding carboxy to give the (omega)'-piperidine- (alpha),(alpha)- dimethylphenylacetic acid compound of structure (67) as described previously in Scheme H, step e.

        In step f, the nitrile functionality of the appropriate (omega)'- piperidine-(alpha),(alpha)-dimethylphenylacetonitrile compound of structure (64) is converted to the corresponding amide to give the (omega)'-piperidine- (alpha),(alpha)-dimethylphenylacetic acid amide compound of structure (68) wherein R\\6\\ and R\\7\\ are each hydrogen as described previously in Scheme H, step b.

        In step g, the carboxy ester functionality of the appropriate (omega)'- piperidine-(alpha),(alpha)-dimethylphenylacetic acid ester compound of structure
(66) is hydrolyzed to give the corresponding (omega)'-piperidine-(alpha), (alpha)-dimethylphenylacetic acid compound of structure (67) as described previously in Scheme H, step c.

        In step h, the carboxy functionality of the appropriate (omega)'- piperidine-(alpha),(alpha)-dimethylphenylacetic acid compound of structure (67) may be esterified by techniques and procedures well known and appreciated by one of ordinary skill in the art to give the corresponding (omega)'-piperidine- (alpha),(alpha)-dimethylphenylacetic acid ester compound of structure (66) as described previously in Scheme H, step d.

        In step i, the carboxy functionality of the appropriate (omega)'- piperidine-(alpha),(alpha)-dimethylphenylacetic acid compound of structure (67) may be amidated by techniques and procedures well known and appreciated by one of ordinary skill in the art to give the corresponding (omega)'-piperidine- (alpha),(alpha)-dimethylphenylacetic acid amide compound of structure (68) as described previously in Scheme H, step g.

        In step j, the amide functionality of the appropriate (omega)'- piperidine-(alpha),(alpha)-dimethylphenylacetic acid amide compound of structure
(68) is converted to the corresponding acid by acid hydrolysis as is known in the art to give the (omega)'-piperidine-(alpha),(alpha)-dimethylphenylacetic acid compound of structure (67) as described previously in Scheme H, step f.

        Starting materials for use in Scheme K are readily available to one of ordinary skill in the art.

        The following examples present typical syntheses as described in Scheme
K. These examples are understood to be illustrative only and are not intended to limit the scope of the present invention in any way. As used herein, the following terms have the indicated meanings: "g" refers to grams; "mmol" refers to millimoles; "mL" refers to milliliters; "bp" refers to boiling point; "degrees C" refers to degrees Celsius; "mm Hg" refers to millimeters of mercury; "(mu)L" refers to microliters; "(mu)g" refers to micrograms; and "(mu)M" refers to micromolar.

                                   Example 41
                                   ----------
Step g: 4-[4-[4-(Hydroxydiphenylmethyl)-1-piperidinyl]-1-
---------------------------------------------------------
oxobutyl]-(alpha),(alpha)-dimethylbenzeneacetic acid hydrochloride
------------------------------------------------------------------

Dissolve 4-[4-[4-(hydroxydiphenylmethyl)-1-piperidinyl]-1-oxobutyl]-
(alpha),(alpha)-dimethylbenzeneacetic acid methyl ester (0.131mol) in methanol (2.5L) and add 10% sodium hydroxide (769mL, 1.92mol). Stir at reflux for 1.5 hours, cool to 68 degrees C and evaporate the solvent in vacuo to a residue. Add chloroform (1L) and stir until the solids are dissolved. Separate the organic phase and extract the aqueous phase with chloroform (3X300mL). Combine the organic phases, dry (MgSO\\4\\) and evaporate the solvent in vacuo to give a residue. Treat the residue with ethereal HCl, filter and dry to give the title compound.

                                   Example 42
                                   ----------
Step j: 4-[4-[4-(Hydroxydiphenylmethyl)-1-piperidinyl]-1-hydroxybutyl]-(alpha),
------------------------------------------------------------------------------
(alpha)-dimethylbenzeneacetic acid
----------------------------------

Dissolve N-methoxy-N-methyl-2-(4-{1-hydroxy-4-[4-hydroxy-diphenylmethyl)-
piperidine-1-yl)-butyryl}-phenyl)-isobutyramide (8.35g, 15.33mmol) in isopropanol (50mL) and add potassium hydroxide (8.63g, 153.7mmol). Heat to reflux for 2 hours, add additional potassium hydroxide (4.35g, 77.5mmol) and heat at reflux for an additional 16 hours. Cool to room temperature, treat with concentrated HC1 by dropwise addition until pH = 3. Dilute with water (100mL), stir vigorously for 2 hours, add ethyl acetate (30mL) and stir for 1 hour. Filter to give the title compound (7.15g, 87%) as an off-white solid.

MS (CI, CH\\4\\) m/e 502 (M/+/+1), 107.

Anal. Calcd for C\\32\\H\\39\\NO\\4\\.HC1.2.6H\\2\\O: C, 65.70; H, 7.61; N,
2.39; Found: C, 65.25; H, 7.70; N, 2.36.


                                   Example 41
                                   ----------
Step j: 4-[4-[4-(Hydroxydiphenylmethyl)-1-piperidinyl]-1-hydroxybutyl]-(alpha),
------------------------------------------------------------------------------
(alpha)-dimethylbenzeneacetic acid
----------------------------------

Dissolve N,N-dimethyl-2-(4-{1-hydroxy-4-[4-hydroxy-diphenylmethyl)-piperidin-1-
yl]-butyry}-phenyl)-isobutyramide (15.33mmol) in isopropanol (50mL) and add potassium hydroxide (8.63g, 153.7mmol). Heat to reflux for 2 hours, add additional potassium hydroxide (4.35g, 77.5mmol) and heat at reflux for an additional 16 hours. Cool to room temperature, treat with concentrated HC1 by dropwise addition until pH = 3. Dilute with water (100mL), stir vigorously for 2 hours, add ethyl acetate (30mL) and stir for 1 hour. Filter to give the title compound (41%).

        As one skilled in the art would appreciate, the compounds depicted in Schemes A through K which bear hydroxy or phenolic functionalities may be protected prior to use in the synthesis depicted in Schemes A through K using suitable protecting groups. For example, suitable protecting groups for the phenolic hydroxy include methyl ether, 2-methoxyethoxymethyl ether (MEM), cyclohexyl ether, o-nitrobenzyl ether, 9-anthryl ether, t-butyldimethylsilyl ether, acetate, benzoate, methyl carbamate, benzyl carbamate, aryl pivaloate and aryl methanesulfonate.

        As one skilled in the art would appreciate, the compounds depicted in Schemes A through K which bear (alpha)-ketone functionalities may be protected prior to use in the synthesis depicted in Schemes A through K using suitable protecting groups. The selection and utilization of suitable protecting groups for ketone groups is well known by one of ordinary skill in the art and is described in "Protective Groups in Organic Syntheses", Theodora W. Greene, Wiley
(1981). For example, suitable protecting groups for ketone functionalities include acyclic acetals and ketals such as dimethyl acetal, cyclic acetals and ketals such as 1,3-dioxanes and 1,3-dioxolanes, dithio acetals and ketals such as 1,3-dithiane and 1,3-dithiolane, hemithio acetals and ketals, O-substituted cyanohydrins, substituted hydrozones, imines, oxazolidines, imidazolidines and thiazolidines.

        As one skilled in the art would appreciate, the compounds depicted in Schemes A through K which bear protected hydroxy and/or ketone functionalities may be reacting with appropriate deprotecting agents prior to use in any of the steps depicted in Schemes A through K. The selection and utilization of appropriate deprotecting reagents is well known by one of ordinary skill in the art and is described in "Protective Groups in Organic Syntheses", Theodora W. Greene, Wiley (1981). Examples of appropriate deprotecting reagents are mineral acids, strong organic acids, Lewis acids, aqueous mineral bases, catalytic hydrogenation and the like.

        For example, cleavage of (beta)-methoxyethoxymethyl (MEM) protecting groups on any of the compounds depicted in Schemes A through K which bear protected hydroxy ketone functionalities, for example, can be achieved by using trifluoroacetic acid at room temperature or using 5 to 8 equivalents of powdered anhydrous zinc bromide in methylene chloride at about 25 degrees C by the general procedure of E. J. Corey et al., Tetrahedron Letters, 11, 809-812 1976.
                                                              --

        In addition, the individual (R) and (S) isomers of the (omega)'- piperidine-(alpha)'-hydroxy-(alpha),(alpha)-dimethylphenyl compounds of structure (62) can be prepared by techniques are procedures well known and appreciated by one of ordinary skill in the art.

        For example, the mixture of (R) and (S) isomers of the (omega)'- piperidine-(alpha)'-hydroxy-(alpha),(alpha)-dimethylphenyl compounds of structure (62) may be subjected to chiral chromatography to give the corresponding individual (R)-(omega)'-piperidine-(alpha)'-hydroxy-(alpha),
(alpha)-dimethylphenyl compounds of structure (62) and (S)-(omega)'-piperidine- (alpha)'-hydroxy-(alpha),(alpha)-dimethylphenyl compounds of structure (62).

        In addition, the individual (R) and (S) isomers of the (omega)-halo- (alpha)'-hydroxy-(alpha),(alpha)-dimethylphenyl compound of structure (61) and the (omega)'-piperidine-(alpha)'-hydroxy-(alpha),(alpha)-dimethylphenyl compounds of structure (62) can be prepared by techniques and procedures well known and appreciated by one of ordinary skill in the art and described in "Enanatiomers,

Racemates, and Resolutions", Jacques, Collet and Wilen, Wiley (1981).

        One such method involves reacting the mixture of (R) and (S) isomers of the (omega)'-piperidine-(alpha)'-hydroxy-(alpha),(alpha)-dimethylphenyl compounds of structure (62) with appropriate chiral acids to give the corresponding mixture of diastereomeric acid addition salts. The individual (R)- (omega)'-piperidine-(alpha)'-hydroxy-(alpha),(alpha)-dimethylphenyl chiral acid addition salt compounds of structure (62) and (S)-(omega)'-piperidine-(alpha)'- hydroxy-(alpha),(alpha)-dimethylphenyl chiral acid addition salt compounds of structure (62) are obtained by recrystallization and the individual (omega)'- piperidine-(R)-(alpha)'-hydroxy-(alpha),(alpha)-dimethylphenyl compounds of structure (62) and (omega)'-piperidine-(S)-(alpha)'-hydroxy-(alpha),(alpha)- dimethylphenyl compounds of structure (62) are obtained by subjecting the individual (omega)'-piperidine-(R)-(alpha)'-hydroxy-(alpha),(alpha)- dimethylphenyl chiral acid addition salt compounds of structure (62) and (omega)'-piperidine-(S)-(alpha)'-hydroxy-(alpha),(alpha)-dimethylphenyl chiral acid addition salt compounds of structure (62) to base in order to free the piperidine nitrogen from the acid addition complex. Examples of suitable chiral acids are tartaric acid (+), (-), O,O'-dibenzoyltartaric acid (+), (-), O,O'- di-p-toluyltartaric acid (+), (-), 2-Nitrotartranillic acid (+), (-), mandelic acid (+), (-), malic acid (+), (-), 2-phenoxypropionic acid (+), hydratropic acid (+), (-), N-acetylleucine (-), (+), N-((alpha)-methylbenzyl)succinamide (+), (-), N-((alpha))-methylbenzyl)phthalamic acid (+), (-), camphor-10-sulfonic acid (+), 3-bromocamphor-9-sulfonic acid (+), (-), camphor-3-sulfonic acid (+), quinic acid (+), (-), Di-O-isopropylidene-2-oxo-L-gulonic acid (-), Lasalocid (- ), l,l'-binaphthyl-2,2'-phosphoric acid (+), (-), chloestenonesulfonic acid.

        In addition, the individual (R) and (S) isomers of the (omega)-halo-(alpha)'-hydroxy-(alpha),(alpha)-dimethylphenyl compound of structure (61) and the (omega)'-piperidine-(alpha)'-hydroxy-(alpha),(alpha)- dimethylphenyl compounds of structure (62) can be prepared by reacting the mixture of (R) and (S) isomers of the (omega)'-piperidine-(alpha)'-hydroxy- (alpha),(alpha)-dimethylphenyl compounds of structure (62) with appropriate organic chiral acids to give the corresponding mixture of diastereomeric acid esters. The individual (omega)'-piperidine-(R)-(alpha)'-ester-(alpha),(alpha)- dimethylphenyl compounds of structure (62) and (omega)'-piperidine-(S)-(alpha)'- ester-(alpha),(alpha)-dimethylphenyl compounds of structure (62) are obtained by recrystallization or chromatography and the individual (omega)'-piperidine-(R)- (alpha)'-hydroxy-(alpha),(alpha)-dimethylphenyl compounds of structure (62) and (omega)'-piperidine-(S)-(alpha)'-hydroxy-(alpha),(alpha)-dimethylphenyl compounds of structure (62) are obtained by subjecting the individual (omega)'- piperidine-(R)-(alpha)'-ester-(alpha),(alpha)-dimethylphenyl compounds of structure (62) and (omega)'-piperidine-(S)-(alpha)'-ester-(alpha),(alpha)- dimethylphenyl compounds of structure (62) to hydrolysis conditions.

WHAT IS CLAIMED IS:


    1.    A compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein

    A is a hydrogen or hydroxy;

    R\\5\\ is H, OH, Br, Cl, I, CN, -COOH, -COOalkyl or -CONR\\6\\R\\7\\ wherein the alkyl moiety has from 1 to 6 carbon atoms and is straight or branched and R\\6\\ and R\\7\\ are each independently H, C\\1\\- C\\6\\alkyl, C\\1\\-C\\6\\alkoxy or R\\6\\ and R\\7\\ taken together with the nitrogen atom form a pyrrolidine, piperidine or morpholine, with the proviso that R\\6\\ and R\\7\\ cannot both be represented by C\\1\\-C\\6\\alkoxy.

    2.    A compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein

    A is a hydrogen or hydroxy; and

    R\\5\\ is H, OH, Br, Cl, I, CN, -COOH, -COOalkyl or -CONR\\6\\R\\7\\ wherein the alkyl moiety has from 1 to 6 carbon atoms and is straight or branched and R\\6\\ and R\\7\\ are each independently H, C\\1\\- C\\6\\alkyl, C\\1\\-C\\6\\alkoxy or R\\6\\ and R\\7\\ taken together with the nitrogen atom form a pyrrolidine, piperidine or morpholine, with the proviso that R\\6\\ and R\\7\\ cannot both be represented by C\\1\\-C\\6\\alkoxy.

    3.    A compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein

    A is a hydrogen or hydroxy; and

    R\\5\\ is H, OH, Br, Cl, I, CN, -COOH, -COOalkyl or -CONR\\6\\R\\7\\ wherein the alkyl moiety has from 1 to 6 carbon atoms and is straight or branched and R\\6\\ and R\\7\\ are each independently H, C\\1\\- C\\6\\alkyl, C\\1\\-C\\6\\alkoxy or R\\6\\ and R\\7\\ taken together with the nitrogen atom form a pyrrolidine, piperidine or morpholine, with the proviso that R\\6\\ and R\\7\\ cannot both be represented by C\\1\\-C\\6\\alkoxy.

    4.    A compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein

    Hal is Cl, Br or I;

    n is an integer of from 1 to 5;

    A is a hydrogen or hydroxy; and

    R\\5\\ is H, OH Br, Cl, I, CN, -COOH or -CONR\\6\\R\\7\\ wherein R\\6\\ and R\\7\\ are each independently H, C\\1\\-C\\6\\alkyl, C\\1\\- C\\6\\alkoxy or R\\6\\ and R\\7\\ taken together with the nitrogen atom form a pyrrolidine, piperidine or morpholine, with the proviso that R\\6\\ and R\\7\\ cannot both be represented by C\\1\\- C\\6\\alkoxy.

    5.    A compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]


wherein

    Hal is Cl, Br or I;

    n is an integer of from 1 to 5;

    A is a hydrogen or hydroxy; and

    R\\5\\ is H, OH, Br, Cl, I, CN, -COOH,-COOalkyl or -CONR\\6\\R\\7\\ wherein the alkyl moiety has from 1 to 6 carbonatoms and is straight or branched and R\\6\\ and R\\7\\ are each independently H, C\\1\\- C\\6\\alkyl, C\\1\\-C\\6\\alkoxy or R\\6\\ and R\\7\\ taken together with the nitrogen atom form a pyrrolidine, piperidine or morpholine, with the proviso that R\\6\\ and R\\7\\ cannot both be represented by C\\1\\-C\\6\\alkoxy.

    6.    A compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]


wherein

    Hal is Cl, Br or I;

    n is an integer of from 1 to 5;

    A is a hydrogen or hydroxy; and

    R\\5\\ is H, OH, Br, Cl, I, CN, -COOH, -COOalkyl or -CONR\\6\\R\\7\\ wherein the alkyl moiety has from 1 to 6 carbon atoms and is straight or branched and R\\6\\ and R\\7\\ are each independently H, C\\1\\- C\\6\\alkyl, C\\1\\-C\\6\\alkoxy or R\\6\\ and R\\7\\ taken together with the nitrogen atom form a pyrrolidine, piperidine or morpholine, with the proviso that R\\6\\ and R\\7\\ cannot both be represented by C\\1\\-C\\6\\alkoxy.

    7.    A compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]


wherein

    Hal is Cl, Br or I;

    n is an integer of from 1 to 5;

    A is a hydrogen or hydroxy; and

    R\\5\\ is H, Br, Cl, I, CN, -COOH, -COOalkyl or -CONR\\6\\R\\7\\ wherein the alkyl moiety has from 1 to 6 carbon atoms and is straight or branched and R\\6\\ and R\\7\\ are each independently H, C\\1\\-C\\6\\alkyl, C\\1\\-C\\6\\alkoxy or R\\6\\ and R\\7\\ taken together with the nitrogen atom form a pyrrolidine, piperidine or morpholine, with the proviso that R\\6\\ and R\\7\\ cannot both be represented by C\\1\\-C\\6\\alkoxy;
          and individual optical isomers thereof.


    8.    A compound of the formula


                       [MOLECULAR DIAGRAM APPEARS HERE]


wherein

    Hal is Cl, Br or I;

    n is an integer of from 1 to 5; and

    A is a hydrogen or hydroxy.

    9.    A compound of the formula


                       [MOLECULAR DIAGRAM APPEARS HERE]


wherein A is a hydrogen or hydroxy.


    10.   A compound of the formula


                       [MOLECULAR DIAGRAM APPEARS HERE]


wherein

    W represents -C(=O)- or -CH(OH)-;

    R\\1\\ represents hydrogen or hydroxy;

    R\\2\\ represents hydrogen; or

    R\\1\\ and R\\2\\ taken together form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\;

    n is an integer of from 1 to 5;

    m is an integer 0 or 1;

    R\\5\\ is H, Br, Cl, I, CN or -CONR\\6\\R\\7\\ wherein R\\6\\ and R\\7\\ are each independently H, C\\1\\-C\\6\\alkyl, C\\1\\-C\\6\\alkoxy or R\\6\\ and R\\7\\ taken together with the nitrogen atom form a pyrrolidine, piperidine or morpholine, with the proviso that R\\6\\ and R\\7\\ cannot both be represented by C\\1\\-C\\6\\alkoxy;

    A is hydrogen or hydroxy; and

    pharmaceutically acceptable salts and individual optical isomers thereof, with the proviso that where R\\1\\ and R\\2\\ are taken together to form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\ or where R\\1\\ represented hydroxy, m is an integer 0.


     11. A process for preparing a compound of the formula

                               [MOLECULAR DIAGRAM]

wherein
     W represents -C(=O)- or -CH(OH)-;
     R\\1\\ represents hydrogen or hydroxy;
     R\\2\\ represents hydrogen; or
     R\\1\\ and R\\2\\ taken together form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\;
     n is an integer of from 1 to 5;
     m is an integer 0 or 1;
     R\\3\\ is -COOH or -COOalkyl wherein the alkyl moiety has from 1 to 6 carbon atoms and is straight or branched;
     each of A is hydrogen or hydroxy; and
     pharmaceutically acceptable salts and individual optical isomers thereof, with the proviso that where R\\1\\ and R\\2\\ are taken together to form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\ or where R\\1\\ represented hydroxy, m is an integer 0, comprising the steps of:

     (a) reacting a cumene compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]


wherein A is as defined above with a (omega)-halo compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein B is halo or hydroxy, Hal represents Cl, Br or I and n is as defined above, in the presence of a suitable Lewis acid to produce a (omega)-halo cumylketone compound;


     (b) reacting the (omega)-halo cumylketone compound with a suitable halogenating agent to give a (omega)-halo-halocumylketone compound;


     (c) reacting the (omega)-halo-halocumylketone compound compound with a suitable cyanating agent to give a (omega)-halocyanocumylketone compound;


     (d) reacting the (omega)-halo-cyanocumylketone compound with an appropriate straight or branched C\\1\\-C\\6\\ alcohol in the presence of a suitable anhydrous acid to give a (omega)'-halo-(alpha)-keto-(alpha),(alpha)- dimethylphenylacetic acid imidate compound;


     (e) reacting the (omega)'-halo-(alpha)'-keto-(alpha)-dimethylphenylacetic acid imidate compound with water to give a (omega)'-halo-(alpha)'-keto- (alpha),(alpha)-dimethylphenylacetic acid ester compound;


     (f) reacting the (omega)'-halo-(alpha)'-keto-(alpha),(alpha)- dimethylphenylacetic acid ester compound with a piperidine compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein R\\1\\, R\\2\\ and m are as defined above in the presence of a suitable non-nucleophilic base to produce a (omega)'-piperidine-(alpha)'-keto-(alpha), (alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is COOalkyl and W is -C(=O)-;

     (g) optionally hydrolyzing the (omega)'-piperidine- (alpha)'-keto-(alpha), (alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is COOalkyl and W is -C(=O)- to produce a (omega)'-piperidine- (alpha)'-hydroxy-(alpha), (alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is COOH and W is-C(=O)-;

     (h) optionally reacting the (omega)'-piperidine-(alpha)'-keto-(alpha), (alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is COOalkyl and W is -C(=O)- or the (omega)'-piperidine-(alpha)'-keto-(alpha),(alpha)- dimethylphenyl derivative of formula (I) wherein R\\3\\ is COOH and W is -C(=O)- with a suitable reducing agent to produce a (omega)'-piperidine-(alpha)' -hydroxy-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein
R\\3\\ is -COOH and W is -CH(OH)- or the (omega)'-piperdine-(alpha)'-hydroxy -(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is - COOalkyl and W is -CH(OH)-; and

     (i) optionally reacting the (omega)'-piperidine-(alpha)'-hydroxy-(alpha), (alpha)-dimethylphenyl derivative of formula (i) wherein R\\3\\ is -COOH and W is -CH(OH)- or the appropriate (omega)'-piperdine-(alpha)'-keto-(alpha),(alpha)- dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is -C(=O)- with an appropriate straight or branched C\\1\\-C\\6\\ alcohol in the presence of a suitable acid to produce a (omega)'-piperidine-(alpha)'-hydroxy-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOalkyl and W is -CH(OH)- or a (omega)'-piperidine-(alpha)'-keto-(alpha),(alpha)-dimethylphenyl derivative wherein R\\3\\ is -COOalkyl and W is -C(=O)-; and


     (j) optionally reacting the (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is -C(=O)-, the (omega)'-piperidine-(alpha)'-keto-(alpha),(alpha)- dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOalkyl and W is -C(=O)-, the (omega)'-piperidine-(alpha)'-hydroxy-(alpha),(alpha)- dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is -CH(OH)- or the (omega)'-piperidine-(alpha)'-hydroxy-(alpha),(alpha)- dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOalkyl and W is - CH-(OH)- with an appropriate deprotecting reagent, with the proviso that each of the hydroxy groups present in the compounds described in steps a-i are optionally protected or unprotected.

     12. A process for preparing a compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]


wherein

     W represents -C(=O)- or -CH(OH)-;

     R\\1\\ represents hydrogen or hydroxy;

     R\\2\\ represents hydrogen; or

     R\\1\\ and R\\2\\ taken together form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\;
     n is an integer of from 1 to 5;
     m is an integer 0 or 1;
     R\\3\\ is -COOH or -COOalkyl wherein the alkyl moiety has from 1 to 6 carbon atoms and is straight or branched;
     each of A is hydrogen or hydroxy; and
     pharmaceutically acceptable salts and individual optical isomers thereof,

     with the proviso that where R\\1\\ and R\\2\\ are taken together to form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\ or where R\\1\\ represented hydroxy, m is an integer 0, comprising the steps of:

     (a) reacting a (omega)-halo-halocumylketone compound with carbon dioxide under electrochemical reduction conditions to give a (omega)'-halo-(alpha)'-keto-(alpha),(alpha)-dimethylphenylacetic compound;

     (b) reacting the (omega)'-halo-(alpha)'-keto-(alpha),(alpha)- dimethyiphenylacetic compound with an appropriate straight or branched C\\1\\-C\\6\\ alcohol in the presence of a suitable anhydrous acid to give a (omega)'-halo-(alpha)'-keto-(alpha),(alpha)-dimethylphenylacetic acid ester compound;

     (c) reacting the (omega)'-halo-(alpha)'-keto-(alpha),(alpha)- dimethylphenylacetic acid ester compound with a piperidine compound of the formula


                       [MOLECULAR DIAGRAM APPEARS HERE]


wherein R\\1\\, R\\2\\ and m are as defined above in the presence of a suitable non-nucleophilic base to produce a (omega)'-piperidine-

(alpha)'-keto-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is COOalkyl and W = -C(=O)-;


     (d) optionally hydrolyzing the (omega)'-piperidine-(alpha)'-keto-(alpha), (alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is COOalkyl and W is -C(=O)- to produce a (omega)'-piperidine-(alpha)'-keto-(alpha),(alpha)- dimethylphenyl derivative of formula (I) wherein R\\3\\ is COOH and W is -C(=O)-;


     (e) optionally reacting the (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is COOalkyl and W is -C(=O)- or the (omega)'-piperidine-(alpha)'-keto-(alpha), (alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is COOH and W is -C(=O)- with a suitable reducing agent to produce a (omega)'-piperidine- (alpha)'-hydroxy-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is-COOH and W is -CH(OH)- or the (omega)'-piperidine-(alpha)'- hydroxy-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOalkyl and W is-CH(OH)-; and


     (f) optionally reacting the (omega)'-piperidine-(alpha)'-hydroxy-(alpha), (alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is -CH(OH)- or the appropriate (omega)'-piperidine-(alpha)'-keto-(alpha), (alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is -C(=O)- with an appropriate straight or branched C\\1\\-C\\6\\ alcohol in the presence of a suitable acid to produce a (omega)'-piperidine-(alpha)'-hydroxy- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is - COOalkyl and W is -CH(OH)-or a (omega)'-piperidine-(alpha)'-keto-(alpha), (alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOalkyl and W is -C(=O)-; and

     (g) optionally reacting the (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is -C(=O)-, the (omega)'-piperidine-(alpha)'-keto-(alpha),(alpha)- dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOalkyl and W is - C(=O)-, the (omega)'-piperidine-(alpha)'-hydroxy-(alpha),(alpha)- dimethyiphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is -CH(OH)- or the (omega)'-piperidine-(alpha)'-hydroxy-(alpha),(alpha)- dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOalkyl and W is - CH(OH)- with an appropriate deprotecting reagent, with the proviso that each of the hydroxy groups present in the compounds described in steps a-f are optionally protected or unprotected.


         13.      A process for preparing a compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein

     W represents -C(=O)- or -CH(OH)-;
     R\\1\\ represents hydrogen or hydroxy;
     R\\2\\ represents hydrogen; or
     R\\1\\ and R\\2\\ taken together form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\;
     n is an integer 3;
     m is an integer 0 or 1;

     R\\3\\ is -COOH or -COOalkyl wherein the alkyl moiety has from 1 to 6 carbon atoms and is straight or branched;
     each of A is hydrogen or hydroxy; and
     pharmaceutically acceptable salts and individual optical isomers thereof, with the proviso that where R\\1\\ and R\\2\\ are taken together to form a second bond between the carbon atoms bearing

     R\\1\\ and R\\2\\ or where R\\1\\ represented hydroxy, m is an integer 0, comprising the steps of:

     (a) reacting a cumyl compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein A is as defined above with an appropriate cyclopropyl compound of the structure


                       [MOLECULAR DIAGRAM APPEARS HERE]


wherein B is halo or hydroxy, in the presence of a suitable Lewis acid to produce a cyclopropyl cumylketone compound;


     (b) reacting the cyclopropyl cumylketone compound with a suitable halogenating agent to give a cyclopropyl halocumylketone compound;


     (c) reacting the cyclopropyl halocumylketone compound with carbon dioxide under electrochemical reduction conditions to give a cyclopropylketo- (alpha),(alpha)-dimethyiphenylacetic acid compound;

     (d) reacting the cyclopropylketo-(alpha),(alpha)-dimethylphenylacetic with an appropriate straight or branched C\\1\\-C\\6\\ alcohol in the presence of a suitable anhydrous acid to give a (omega)'-halo-(alpha)'-keto-(alpha),(alpha)- dimethylphenylacetic acid ester compound;


     (e) reacting the (omega)'-halo-(alpha)'-keto-(alpha),(alpha)- dimethylphenylacetic acid ester compound with a piperidine compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein R\\1\\, R\\2\\ and m are as defined above in the presence of a suitable non-nucleophilic base to produce a (omega)'-piperidine-(alpha)'-keto-(alpha), (alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is COOalkyl and W = -C(=O)-;

     (f) optionally hydrolyzing the (omega)'-piperidine-(alpha)'-keto-(alpha), (alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is COOalkyl and W is -C(=O)- to produce a (omega)'-piperidine-(alpha)'-keto-(alpha),(alpha)- dimethylphenyl derivative of formula (I) wherein R\\3\\ is COOH and W is -C(=O)-;

     (g) optionally reacting the (omega)'-piperidine-(alpha)'-keto-(alpha), (alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is COOalkyl and W is -C(=O)- or the (omega)'-piperidine-(alpha)'-keto-(alpha), (alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is COOH and W is -C(=O)- with a suitable reducing agent to produce a (omega)'-piperidine- (alpha)'-hydroxy-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is -CH(OH)- or the (omega)'-piperidine-(alpha)'- hydroxy-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOalkyl and W is-CH(OH)-; and

     (h) optionally reacting the (omega)'-piperidine-(alpha)'-hydroxy-(alpha), (alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is -CH(OH)- or the appropriate (omega)'-piperidine-(alpha)'-keto-(alpha), (alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is -C(=O)- with an appropriate straight or branched C\\1\\-C\\6\\ alcohol in the presence of a suitable acid to produce a (omega)'-piperidine-(alpha)'-hydroxy- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is - COOalkyl and W is

-CH(OH)-or a (omega)'-piperidine-(alpha)'-keto-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOalkyl and W is -C(=O)-; and


     (i) optionally reacting the (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is-C(=O)-, the (omega)'-piperidine-(alpha)'-keto-(alpha),(alpha)- dimethy1pheny1 derivative of formula (I) wherein R\\3\\ is -COOalkyl and W is - C(=O)-, the (omega)'-piperidine-(alpha)'-hydroxy-(alpha),(alpha)- dimethy1phenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is - CH(OH)- or the (omega)'-piperidine-(alpha)'-hydroxy-(alpha),(alpha)- dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOalkyl and W is - CH(OH)- with an appropriate deprotecting reagent, with the proviso that each of the hydroxy groups present in the compounds described in steps a-h are optionally protected or unprotected .

     14. A process for preparing a compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein

     W represents -C(=O)- or -CH(OH)-;
     R\\1\\ represents hydrogen or hydroxy;
     R\\2\\ represents hydrogen; or
     R\\1\\ and R\\2\\ taken together form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\;

     n is an integer of from 1 to 5;
     m is an integer 0 or 1;
     R\\3\\ is -COOH or -COOalkyl wherein the alkyl moiety has from 1 to 6 carbon atoms and is straight or branched;
     each of A is hydrogen or hydroxy; and
     pharmaceutically acceptable salts and individual optical isomers thereof, with the proviso that where R\\1\\ and R\\2\\ are taken together to form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\ or where R\\1\\ represented hydroxy, m is an integer 0, comprising the steps of:


     (a) reacting a (alpha),(alpha)-dimethylphenylacetic acid amide compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein A is as defined above and R\\6\\ and R\\7\\ are each independently H, C\\1\\-C\\6\\alkyl, C\\1\\-C\\6\\alkoxy or R\\6\\ and R\\7\\ taken together with the nitrogen atom for a pyrrolidine, piperidine or morpholine, with the proviso that R\\6\\ and R\\7\\ cannot both be represented by C\\1\\-C\\6\\alkoxy with a (omega)-halo compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein B is halo or hydroxy, Hal represents Cl, Br or I and n is as defined above, in the presence of a suitable Lewis acid to produce a (omega)'-halo- (alpha)'-keto-(alpha),(alpha)-dimethylphenylacetic acid amide compound;

      (b) reacting the (omega)'-halo-(alpha)'-keto-(alpha),(alpha)- dimethylphenylacetic acid amide compound with a piperidine compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein R\\1\\ and R\\2\\ are as defined above in the presence of a suitable non-nucleophilic base to produce a (omega)'-piperidine-(alpha)'-keto-(alpha), (alpha)-dimethylphenyl derivative of formula (XI) wherein R\\5\\ is -CONR\\6\\R\\7\\ wherein R\\6\\ and R\\7\\ are as defined above;

      (c) optionally hydrolyzing the (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (XI) wherein R\\5\\ is - CONR\\6\\R\\7\\ wherein R\\6\\ and R\\7\\ are as defined above to produce a (omega)'-piperidine-(alpha)'-keto-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is COOH and W is-C(=O)-,

      (d) optionally reacting the (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is COOH and W is -C(=O)- with a suitable reducing agent to produce a (omega)'- piperidine-(alpha)'-hydroxy-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is-CH(OH); and

      (e) optionally reacting the (omega)'-piperidine-(alpha)'-hydroxy- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is -CH(OH)- or the appropriate (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is -C(=O)-with an appropriate straight or branched C\\1\\-C\\6\\ alcohol in the presence of a suitable acid to produce a (omega)'-piperidine-(alpha)'- hydroxy-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOalkyl and W is -CH(OH)- or a (omega)'-piperidine-(alpha)'-keto-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOalkyl and W is -C(=O)-; and

       (f) optionally reacting the (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is -C(=O)-, the (omega)'-piperidine-(alpha)'-keto-(alpha),(alpha)- dimethy1pheny1 derivative of formula (I) wherein R\\3\\ is -COOalkyl and W is - C(=O)-, the (omega)'-piperidine-(alpha)'-hydroxy-(alpha),(alpha)-dimethy1pheny1 derivative of formula (I) wherein R\\3\\ is -COOH and W is-CH(OH)- or the (omega)'-piperidine-(alpha)'-hydroxy-(alpha),(alpha)-dimethy1pheny1 derivative of formula (I) wherein R\\3\\ is -COOalkyl and W is -CH(OH)- with an appropriate deprotecting reagent, with the proviso that each of the hydroxy groups present in the compounds described in steps a-e are optionally protected or unprotected.


       15. A process for preparing a compound of the formula


                       [MOLECULAR DIAGRAM APPEARS HERE]

                                                       (I)
wherein

     W represents -C(=O)- or -CH(OH)-;
     R\\1\\ represents hydrogen or hydroxy;
     R\\2\\ represents hydrogen; or

       R\\1\\ and R\\2\\ taken together form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\;
       n is an integer of from 1 to 5;
       m is an integer 0 or 1;
       R\\3\\ is -COOH or -COOalkyl wherein the alkyl moiety has from 1 to 6 carbon atoms and is straight or branched;
       each of A is hydrogen or hydroxy; and
       pharmaceutically acceptable salts and individual optical isomers thereof, with the proviso that where R\\1\\ and R\\2\\ are taken together to form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\ or where R\\1\\ represented hydroxy, m is an integer 0, comprising the steps of:

       (a) reacting a toluene compound of the formula

                      [MOLECULAR DIAGRAM APPEARS HERE]

wherein A is as defined above with a (omega)-halo compound of the formula

                      [MOLECULAR DIAGRAM APPEARS HERE]

wherein B is halo or hydroxy, Hal represents Cl, Br or I and n is as defined above, in the presence of a suitable Lewis acid to produce a (omega)-halo-tolylketone compound;

       (b) reacting the (omega)-halo-tolylketone compound with a suitable base to give a cyclopropyl-tolylketone compound;

       (c) reacting the cyclopropyl-tolylketone compound with a suitable halogenating agent to give a cyclopropyl-halotolylketone compound;

       (d) reacting the cyclopropyl-halotolylketone compound with a suitable cyanating agent to give a cyclopropyl cyanotolylketone compound;

       (e) reacting the cyclopropyl cyanotolylketone compound with a suitable methylating agent to give a cyclopropyl cyanocumylketone compound;

       (f) reacting the cyclopropyl cyanocumylketone compound with a suitable base to give a cyclopropylketo-(alpha),(alpha)-dimethylphenylacetic acid amide;

       (g) reacting the cyclopropylketo-(alpha),(alpha)-dimethylphenylacetic acid amide with an appropriate straight or branched C\\1\\-C\\6\\ alcohol in the presence of a suitable anhydrous acid to give a (omega)'-halo-(alpha)'-keto- (alpha),(alpha)-dimethylphenylacetic acid ester compound;

       (h) reacting the (omega)'-halo-(alpha)'-keto-(alpha),(alpha)- dimethylphenylacetic acid ester compound with a piperidine compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein R\\1\\, R\\2\\ and m are as defined above in the presence of a suitable non-nucleophilic base to produce a (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative;

       (i) optionally hydrolyzing the (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative to produce a (omega)'-piperidine- (alpha)'-keto-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is COOH and W is -C(=O)=;

       (j) optionally reacting the (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is COOH and W is -C(=O)- with a suitable reducing agent to produce a (omega)' -piperidine-(alpha)'-hydroxy-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is -CH(OH)-; and

       (k) optionally reacting the (omega)'-piperidine-(alpha)'-hydroxy- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is -CH(OH)- or the appropriate (omega)'-piperidine-(alpha)'-keto-(alpha), (alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is -C(=O)- with an appropriate straight or branched C\\1\\-C\\6\\ alcohol in the presence of a suitable acid to produce a (omega)'-piperidine-(alpha)'-hydroxy- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOalkyl and W is -CH(OH)- or a (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (II) wherein R\\3\\ is-COOalkyl and W is -C(=O)-; and

       (l) optionally reacting the (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (II) wherein R\\3\\ is -COOH and W is -C(=O)-, the (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (II) wherein R\\3\\ is -COOalkyl and W is -C(=O)-, the (omega)'-piperidine-(alpha)'-hydroxy- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is -CH(OH)- or the (omega)'-piperidine-(alpha)'-hydroxy-(alpha),(alpha)- dimethylphenyl of formula (I) wherein R\\3\\ is -COOalkyl and W is -CH(OH)- with an appropriate deprotecting reagent, with the proviso that each of the hydroxy groups present in the compounds described in steps a-k are optionally protected or unprotected.

       16. A process for preparing a compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]


wherein

       W represents -C(=O)- or -CH(OH)-;
       R\\1\\ represents hydrogen or hydroxy;
       R\\2\\ represents hydrogen; or
       R\\1\\ and R\\2\\ taken together form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\;
       n is an integer of from 1 to 5;
       m is an integer 0 or 1;
       R\\3\\ is -COOH or -COOalkyl wherein the alkyl moiety has from 1 to 6 carbon atoms and is straight or branched;
       each of A is hydrogen or hydroxy; and
       pharmaceutically acceptable salts and individual optical isomers thereof, with the proviso that where R\\1\\ and R\\2\\ are taken together to form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\ or where R\\1\\ represented hydroxy, m is an integer 0, comprising the steps of:

(a) reacting a phenylacetic acid ester compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein A is as defined above with a (omega)-halo compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein B is halo or hydroxy, Hal represents Cl, Br or I and n is as defined above, in the presence of a suitable Lewis acid to produce a (omega)'-halo- (alpha)'-keto-phenylacetic acid ester compound;


       (b) reacting the (omega)'-halo-(alpha)'-keto-phenlylacetic acid ester compound with a suitable methylating agent in the presence of a suitable base to give a cyclopropylketo-(alpha),(alpha)-dimethyiphenylacetic acid ester;


       (c) purifying the cyclopropylketo-(alpha),(alpha)-dimethylphenylacetic acid ester by distillation and/or recrystallization;


       (d) reacting the cyclopropylketo-(alpha),(alpha)-dimethylphenylacetic acid ester with an appropriate straight or branched C\\1\\-C\\6\\ alcohol in the presence of a suitable anhydrous acid to give a (omega)'-halo-(alpha)'-keto- (alpha),(alpha)-dimethylphenylacetic acid ester compound;

       (e) reacting the (omega)'-halo-(alpha)'-keto-(alpha)-(alpha)- dimethylphenylacetic acid ester compound with a piperidine compound of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein R\\1\\, R\\2\\ and m are as defined above in the presence of a suitable non-nucleophilic base to produce a (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is - COOalkyl and W is -C(=O)-;

       (f) optionally hydrolyzing the (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is - COOalkyl and W is -C(=O)- to produce a (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is COOH and W is -C(=O)-;

         (g) optionally reacting the (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is COOH and W is -C(=O) with a suitable reducing agent to produce a (omega)'-piperidine- (alpha)'-hydroxy-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is -CH(OH)-; and

         (h) optionally reacting the (omega)'-piperidine-(alpha)'-hydroxy- (alpha),(alpha)-dimethy1phenyl derivative or formula (I) wherein R\\3\\ is -COOH and W is -CH(OH)- or the appropriate (omega)'-piperidine-(alpha)'-keto- (alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOH and W is-C(=O)- with an appropriate straight or branched C\\1\\-C\\6\\ alcohol in the presence of a suitable acid to produce a (omega)'-pideridine-(alpha)'- hydroxy-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOalkyl and W is -CH(OH)- or a (omega)'-piperidine-(alpha)'-keto-(alpha),(alpha)-dimethylphenyl derivative of formula (I) wherein R\\3\\ is -COOalkyl and W is -C(=O)-; and


         (i) optionally reacting the (omega)'-piperidine-(alpha)'-keto-(alpha), (alpha)-dimethylpheny1 derivative of formula (I) wherein R\\3\\ is -COOH -and W is -C(=O)-, the (omega)'-piperidine-(alpha)'-keto-(alpha),(alpha)- dimethylpheny1 derivative of formula (I) wherein R\\3\\ is -COOalkyl and W is - C(=O)-, the (omega)'-piperidine-(alpha)'-hydroxy-(alpha),(alpha)-dimethylpheny1 derivative of formula (I) wherein R\\3\\ is -COOH and W is -CH(OH)- or the (omega)'-piperidine-(alpha)'-hydroxy-(alpha),(alpha)-dimethylpheny1 of formula
(I) wherein R\\3\\ is -COOalkyl and W is -CH(OH)-with an appropriate deprotecting reagent,

with the proviso that each of the hydroxy groups present in the compounds described in steps a-h are optionally protected or unprotected.


         17. A process according to Claims 11-16 wherein the reducing agent is a chiral reducing agent.


         18. A process according to Claim 17 wherein the chiral reducing agent is (+)-B-chlorodiisopinocamphenylborane.


       19. A process according to Claim 17 wherein the chiral reducing agent is (-)-B-chlorodiisopinocamphenylborane.

                           ABSTRACT OF THE DISCLOSURE
                           --------------------------


  The present invention is related to a novel intermediates and processes which are useful in the preparation of certain antihistaminic piperidine derivatives of the formula

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein

       W represents -C(=O)- or -CH(OH)-;
       R\\1\\ represents hydrogen or hydroxy;
       R\\2\\ represents hydrogen;
       R\\1\\ and R\\2\\ taken together form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\;
       n is an integer of from 1 to 5;
       m is an integer 0 or 1;
       R\\3\\ is -COOH or -COOalkyl wherein the alkyl moiety has from 1 to 6 carbon atoms and is straight or branched;
       each of A is hydrogen or hydroxy; and
       pharmaceutically acceptable salts and individual optical isomers thereof, with the proviso that where R\\1\\ and R\\2\\ are taken together to form a second bond between the carbon atoms bearing
       R\\1\\ and R\\2\\ or where R\\1\\ represented hydroxy, m is an integer 0.

                                   EXHIBIT A-2

                                   MMD Patent
                                   ----------

U.S. Patent No. _____, issued _____
Title: __________

                                    EXHIBIT B

                            ALBANY Patent Application

U.S. Patent Application Serial Number: ______________

Title: _______________

Field: ________

                                   EXHIBIT C

                                Research Program


Promptly upon execution of this commercialization agreement, two projects (Project 1 and Project 2) will be assigned to ALBANY, which are within their competencies. Both projects relate to the 50 to 100-g scale preparation of intermediates, which are critical to Chemical and Development in MMD.

Project 1
---------

Preparation of a 50-g sample of a polyfunctional alcohol amine derivative. The compound, prepared earlier at g-scale, can be synthesized following a four step sequence. The route involves enolate alkylation chemistry, Raney Ni hydrogenation and LAH reduction. Specifications for final compound have been set by MMD, and can be communicated to ALBANY on an as needed basis.

This project is estimated by MMD to require support by one chemist for 2-3 months. Within one week upon Receiving Project 1, ALBANY will provide MMD with a more accurate delivery schedule for the 50-g sample.

Project 2
---------

Preparation of a 100-g sample of a highly functionalized benzothiazinone derivative. The compound can be prepared from commercially available 2H-1,4-benzothiazin-3(4H)-one in about 5-6 steps.

With no in-house experience for the above chemistry, MMD estimates that Project 2 will need support by one chemist for 2-4 months. Within one week upon receiving Project 2, ALBANY will provide MMD with a more accurate estimated delivery schedule for the requested 100 g of compounds.

After having obtained ALBANY's estimates on the delivery schedules for Projects 1 and 2, MMD will immediately provide two additional projects to ALBANY, which are within their competencies. During the duration of the agreement MMD will continue to provide synthesis projects to ALBANY at a rate that allows ALBANY to use most efficiently their chemists' resources.

Title: PIPERIDINE DERIVATIVES AND PROCESS FOR THEIR PRODUCTION


Inventors: Thomas E. D'Ambra

Docket: 20011/1010

                          PIPERIDINE DERIVATIVES AND
                         PROCESS FOR THEIR PRODUCTION


                            FIELD OF THE INVENTION
                            ----------------------

          The present invention relates to piperidine derivatives and a process for their production.


                          BACKGROUND OF THE INVENTION
                          ---------------------------

          Terfenadine, 1-(p-tert-butylphenyl)-4-[-[4'-((alpha)-
hydroxydiphenylmethyl)-1'-piperidinyl]-butanol is a non-sedating anti-histamine. It is reported to be a specific H\\2\\-receptor antagonist that is also devoid of any anticholingeric, antiserotoninergic, and anti-adrenergic effects both in vitro and in vivo. See D. McTavish, K.L. Goa, M. Ferrill, Drugs 1990, 39,552;
--------     -------  ---                                    -----
C.R. Kingsolving, N.L. Monroe, A.A. Carr, Pharmacologist. 1973, 15, 221; J.K.
                                          --------------
Woodward, N.L. Munro, Arzneim-Forsch, 1982, 32, 1154; K.V. Mann, KJ. Tietze,
                      --------------
Clin. Pharm. 1989, 6, 331. A great deal of effort has been made investigating
-----------
structure-activity relationships of terfenadine analogs, and this is reflected in the large number of U.S. patents disclosing this compound and related structures as follows:



                   U.S. Patent No.3,687,956 to Zivkovic
                   U.S. Patent No.3,806,526 to Carr, et. al.
                   U.S. Patent No.3,829,433 to Carr, et. al.
                   U.S. Patent No.3,862,173 to Carr, et. al.
                   U.S. Patent No.3,878,217 to Carr, et. al.
                   U.S. Patent No.3,922,276 to Duncan, et. al.
                   U.S. Patent No.3,931,197 to Carr, et. al.
                   U.S. Patent No.3,941,795 to Carr, et. al.
                   U.S. Patent No.3,946,022 to Carr, et. al.
                   U.S. Patent No.3,956,296 to Duncan, et. al.
                   U.S. Patent No.3,965,257 to Carr, et. al.
                   U.S. Patent No.4,742,175 to Fawcett, et. al.

          Terfenadine has been linked to potentially fatal abnormal heart rhythms in some patients with liver disease or who also take the antifungal drug ketoconazole or the antibiotic erythromycin. In animal and human metabolic studies, terfenadine was shown to undergo high first-pass effect, which results in readily measurable plasma concentrations of the major metabolite 4-[4-[4- (hydroxydiphenylmethyl)-1-piperidinyl]-1-hydroxybutyl]-(alpha),(alpha)- dimethyphenylacetic acid, also known as terfenadine carboxylic acid metabolite. The terfenadine carboxylic acid metabolite also possesses anti-histaminic activity in animal models and may lack the cardiac side effects seen with terfenadine.

          Piperidine derivatives related to the terfenadine carboxylic acid metabolite are disclosed in the following U.S. patents:


                    U.S. Patent No.4,254,129 to Carr, et. al.
                    U.S. Patent No.4,254,130 to Carr, et. al.
                    U.S. Patent No.4,285,957 to Carr, et. al.
                    U.S. Patent No.4,285,958 to Carr, et. al.


In these patents, 4-[4-[4-(hydroxydiphenylmethyl)-1-piperidinyl]-1-hydroxybutyl]-(alpha),(alpha)-dimethylbenzeneacetic acid and related compounds are prepared by alkylation of a substituted piperidine derivative of the formula:

                       [MOLECULAR DIAGRAM APPEARS HERE]

with an (omega)-haloalkyl substituted phenyl ketone of the formula:

                       [MOLECULAR DIAGRAM APPEARS HERE]




wherein the substituents halo, R\\1\\, R\\2\\, n, z, and R\\6\\ are described in column 6 of U.S. Patent No.4,254,130.

          It is further described that the (omega)-haloalkyl substituted phenyl ketone wherein Z is hydrogen are prepared by reacting an appropriate straight or branched lower alkyl C\\1-6\\ ester of (alpha)-(alpha)-dimethylphenylacetic acid with the compound of the following formula:



                       [MOLECULAR DIAGRAM APPEARS HERE]



under the general conditions of a Friedel~Crafts acylation, wherein halo and m are described in column 11 of U.S. Patent No.4,254,129. The reaction is carried out in carbon disulfide as the preferred solvent.

          Applicant has discovered that the preparation of ethyl 4-(4-ch1oro-1-oxobutyl)-(alpha),(alpha)-dimethylphenylacetate by reaction of 4-chlorobutyryl chloride, aluminum chloride, and ethyl (alpha),(alpha)-dimethylphenylacetate in carbon disulfide, as described in Example 1 of U.S. Patent Nos. 4,254,130 and 4,285,958 provides an inseparable mixture of monosubstituted aromatic regioisomers of the formula:


                       [MOLECULAR DIAGRAM APPEARS HERE]
wherein the chlorobutyryl substituent is attached at either of the three aromatic carbons which are meta or para to the dimethylacetate substituent. These regioisomers are not separable by standard techniques of thin layer chromatography, or column chromatography, and low field proton nuclear magnetic resonance spectroscopy is inconclusive in identifying the product of this reaction as a mixture. When the mixture of monosubstituted aromatic regioisomers of the preceding formula is reacted with a piperidine of the formula:

                       [MOLECULAR DIAGRAM APPEARS HERE]

a second mixture of aromatic regioisomers is obtained of the formula:

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein the monosubstituted meta, para mixture of regioisomers is obtained.

        It is known in the art that a monoalkyl substituent on a benzene ring is ortho, para directing in electrophilic aromatic substitution reactions such as a Friedel-Crafts reaction. Thus, it would be expected that the Friedel-Crafts reaction of (alpha)-chlorobutyryl chloride with ethyl (alpha),(alpha)- dimethylphenylacetate would yield predominantly the para substituted product of the formula:

                       [MOLECULAR DIAGRAM APPEARS HERE]

because of the electron donating, para-directing character of the dimethylalkyl substituent combined with the steric hindrance associated with reaction of the ortho positions. In practice, the inductive electronic withdrawing effect of the carboxylic ester of ethyl (alpha),(alpha)-dimethylphenylacetate counteracts the expected alkyl electron donating effect, resulting in no significant directing effect for the aromatic substitution reaction. For the described reaction, a statistical mixture of meta to para regioisomers results, with the two meta positions predominating.

        The above second mixture of regioisomers can be converted to a third mixture of regioisomers of formula:




                       [MOLECULAR DIAGRAM APPEARS HERE]

Although the second mixture of regioisomers and the third mixture of regioisomers can be analyzed by HPLC experiments, a practical separation to obtain gram quantities of substantially pure regioisomers has not been achieved. Each mixture (including the first), would be expected to contain 33% of the para isomer and 67% of the meta isomer. Since these components are inseparable, it has not been possible to obtain either of the regioisomers in each mixture in substantially pure form.


                            SUMMARY OF THE INVENTION
                            ------------------------


        The present invention relates to substantially pure piperidine derivative compounds of the formulae:

                       [MOLECULAR DIAGRAM APPEARS HERE]





or





                       [MOLECULAR DIAGRAM APPEARS HERE]
        wherein
                    R\\1\\ is hydrogen or hydroxy;
                    R\\2\\ is hydrogen;
        or R\\1\\ and R\\2\\ taken together form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\;

                    R\\3\\ is -COOH or -COOR\\4\\;
                    R\\4\\ is an alkyl with 1 to 6 carbon atoms;

                    A, B, and D are the substituents of their rings, each of which may be different or the same, and are selected from the group consisting of hydrogen, halogens, alkyl, hydroxy, alkoxy, or other substituents or a salt thereof. These compounds are useful in pharmaceutical compositions, particularly as antihistatmines, antiallergy agents, and bronchodilators.

        The piperidine derivative compound is prepared by a process which is initiated by providing a substantially pure regioisomer of the following formula:

                       [MOLECULAR DIAGRAM APPEARS HERE]

The substantially pure regioisomer is converted to the piperidine derivative having a keto group with a piperidine compound of the formula:

                       [MOLECULAR DIAGRAM APPEARS HERE]

A number of synthetic pathways for preparing the substantially pure regioisomer and for reacting it with the piperidine compound having a keto group are disclosed. The piperidine derivative having a keto group can be converted to the above piperidine derivative having a hydroxyl group by reduction.

     Although a wide variety of piperidine derivatives can be produced by the process of the present invention, it is particularly useful in forming a hydroxylated piperidine derivative of the formula:


                       [MOLECULAR DIAGRAM APPEARS HERE]


Alternatively, the process of the present invention can be used to produce a piperidine derivative with a keto group of the following formula:

                       [MOLECULAR DIAGRAM APPEARS HERE]



                     DETAILED DESCRIPTION OF THE INVENTION
                     -------------------------------------

      The present invention relates to substantially pure piperidine derivative compounds of the formulae:


                       [MOLECULAR DIAGRAM APPEARS HERE]

                       [MOLECULAR DIAGRAM APPEARS HERE]


          wherein

                    R\\1\\ is hydrogen or hydroxy;

                    R\\2\\ is hydrogen;

          or R\\1\\ and R\\2\\ taken together form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\;

                    R\\3\\ is -COOH or -COOR\\4\\;

                    R\\4\\ is an alkyl with 1 to 6 carbon atoms;

                    A, B, and D are the substituents of their rings, each of which may be different or the same, and are selected from the group consisting of hydrogen, halogens, alkyl, hydroxy, alkoxy, or other substituents or a salt thereof.

          These substantially pure piperidine derivative compounds may be in the form of 4-diphenyltmethylpiperidine derivatives represented by the following formulae:

                       [MOLECULAR DIAGRAM APPEARS HERE]



where A, B, D, R\\3\\ are defined above. The substantially pure piperidine derivative compounds include 4-(hydroxydiphenylmethyl)piperidine derivatives according to the following formulae:


                       [MOLECULAR DIAGRAM APPEARS HERE]

                       [MOLECULAR DIAGRAM APPEARS HERE]


where A, B, D, R\\3\\ are defined above. Another useful class of piperidine derivative compounds are 4-diphenylmethylenepiperidine derivatives in accordance with the following formulae:


                       [MOLECULAR DIAGRAM APPEARS HERE]
where A, B, D, R\\3\\ are defined above. Examples of R\\4\\ are straight or branched alkyl groups, including methyl, ethyl, n-propyl, isopropyl, n-butyl, sec-butyl, tert-butyl, n-pentyl, neopentyl, and n-hexyl groups.

     Illustrative examples of compounds of the present invention are as follows:

     4-[4-[4-(hydroxydiphenylmethyl)-1-piperidinyl]-1-hydroxybutyl]-
     (alpha),(alpha)-dimethylbenzeneacetic acid;

     4-[4-[4-(diphenylmethyl)-1-piperidinyl]-1-hydroxybutyl]-(alpha),(alpha)-
     dimethylbenzeneacetic acid;

     4-[4-[4-(diphenylmethylene)-1-piperidinyl]-1-hydroxybutyl]-(alpha),
     (alpha)-dimethylbenzeneacetic acid;

     4-[4-[4-(hydroxydiphenylmethyl)-1-piperidinyl]-1-hydroxybutyl]-
     (alpha),(alpha)-dimethyl-3-hydroxybenzeneacetic acid;

     4-[4-[4-(hydroxydiphenylmethyl)-1-piperidinyl]-1-hydroxybutyl]-
     (alpha),(alpha)-dimethyl-2-hydroxybenzeneacetic acid;

     4-[4-[4-(diphenylmethylene)-1-piperidinyl]-1-hydroxybutyl]-(alpha),(alpha)-
     dimethyl-3-hydroxybenzeneacetic acid;

     5-[4-[4-(diphenylmethylene)-1-piperidinyl]-1-hydroxybutyl]-(alpha),(alpha)-
     dimethylbenzeneacetic acid;

     ethyl 4-[4-[4-(hydroxydiphenylmethyl)-1-piperidinyl]-1-hydroxybutyl]-
     (alpha),(alpha)-dimethylbenzeneacetic;

     n-pentyl 4-[4-[4-(diphenylmethyl)-1-piperidinyl]-1-hydroxybutyl]-
     (alpha),(alpha)-dimethylbenzeneacetate;

     ethyl 4-[4-[4-(diphenylmethylene)-1-piperidinyl]-1-hydroxybutyl]-
     (alpha),(alpha)-dimethylbenzeneacetate;

     methyl 4-[4-[4-(hydroxydiphenylmethyl)-1-piperidinyl]-1-hydroxybutyl]-
     (alpha),(alpha)-dimethylbenzeneacetate;

     ethyl 4-[4-[4-(hydroxydiphenylmethyl)-1-piperidinyl]-1-
     hydroxybutyl]-(alpha),(alpha)-dimethyl-(3-hydroxybenzene)acetate;

         n-propyl 4-[4-[4-(hydroxydiphenylmethyl)-1-piperidinyl]-1-
         hydroxybutyl]-(alpha),(alpha)-dimethyl-(2-hydroxybenzene)acetate;

         n-hexyl 4-[4-[4-(diphenylmethylene)-1-piperidinyl]-1-hydroxybutyl]-
         (alpha),(alpha)-dimethyl-(3-hydroxybenzene)acetate;-

         ethyl 5-[4-[4-(diphenylmethylene)-1-piperidinyl]-1-
         hydroxybutyl](alpha), (alpha)-ditmethylbenzeneacetate;

         (alpha),(alpha)-diphenyl-1-(4-(4-tert-butyl-2-hydroxy)phenyl)-4-
         hydroxybutyl-4-piperidinemethanol;

         (alpha),(alpha)-diphenyl-1-(4-(4-tert-butyl-3-hydroxy)phenyl)-4-
         hydroxybutyl-4-piperidinemethanol;

         (alpha),(alpha)-diphenyl-1-(3-(4-tert-butyl-2-hydroxy)phenyl)-3-
         hydroxypropyl-4-piperidinemethanol;

         (alpha),(alpha)-diphenyl-1-(5-(4-tert-butyl-2-acetyloxy)phenyl)-5-
         hydroxypentyl-4-piperidinemehanol;

         (alpha),(alpha)-diphenyl-1-(4-(4-hydroxy-tert-butyl-2-hydroxy)-phenyl)-
         4-hydroxybutyl-4-piperidinemethanol;

         (alpha),(alpha)-diphenyl-1-(4-(4-hydroxy-tert-butyl-3-hydroxy)-phenyl)-
         4-hydroxybutyl-4-piperidinemethanol;

         (alpha),(alpha)-diphenyl-1-(3-(4-hydroxy-tert-butyl-2-hydroxy)-phenyl)-
         3-hydroxybutyl-4-piperidinemethanol;

         (alpha),(alpha)-diphenyl-1-(4-(4-hydroxy-tert-butyl)phenyl)-
         4-hydroxybutyl-4-piperidinemethanol;

         1-(4-tert-butyl-2-hydroxyphenyl)-4-(4-diphenylmelhylene)-1-
         (piperidinyl)butanol;

         1-(4-tert-butyl-3-hydroxyphenyl)-4-(4-diphenylmethylene)-1-
         (piperidinyl)butanol;

         1-(4-tert-butyl-3-hydroxyphenyl)-2-(4-diphenylmethylene)-1-
         (piperidinyl)butanol;

         1-(4-tert-butyl-2-butyryloxyphenyl)-6-(4-(diphenylmethyl)-1-
         piperidinyl)hexanol;

         1-(4-hydroxy-tert-butyl-2-hydroxyphenyl)-4-(4-(diphenylmethylene)-1-
         (piperidinyl)butanol;

         1-(4-hydroxy-tert-butyl-3-hydroxyphenyl)-4-(4-(diphenyltmethylene)-1-
         (piperidinyl)butanol;

         1-(4-hydroxy-tert-butylphenyl)-4-(4-(diphenylmethylene)-1-
         (piperidinyl)butanol;


    Particularly preferred are compounds of the formulae:



                       [MOLECULAR DIAGRAM APPEARS HERE]


and



                       [MOLECULAR DIAGRAM APPEARS HERE]

    Optionally, both diphenyl groups from the piperidine compound may be alkyl (e.g., methyl) substituted at the position para to the methylene.

         This invention also includes pharmaceutically acceptable salts in the form of inorganic or organic acid or base addition salts of the above compounds. Suitable inorganic acids are, for example, hydrochloric, hydrobromic, sulfuric, and phosphoric acids. Suitable organic acids include carboxylic acids, such as, acetic, propionic, glycolic, lactic, pyruvic, malonic, succinic, futmaric, malic, tartaric, citric, cyclamic, ascorbic, maleic, hydroxymaleic, dihydroxymaleic, benzoic, phenylacetic, 4-aminobenzoic, anthranillic, cinnamic, salicyclic, 4-aminosalicyclic, 2-phenoxybenzoic, 2-acetoxybenzoic, and mandelic acid. Sulfonic acids, such as, methanesulfonic, ethanesulfonic, and (beta)-hydroxyethane-sulfonic acid are also suitable acids. Non-toxic salts of the compounds of the above-identified formulas formed with inorganic and organic bases include, for example, those alkali metals, such as, sodium, potassium, and lithium, alkaline earth metals, for example, calcium and magnesium, light metals of group IIIA, for example, aluminum, organic amines, such as, primary, secondary, or tertiary amines, for example, cyclohexylamine, ethylamine, pyridine, methylaminoethanol, and piperazine. These salts are prepared by conventional means, for example, by treating the piperidine derivative compounds of the formula:


                       [MOLECULAR DIAGRAM APPEARS HERE]


    or

                       [MOLECULAR DIAGRAM APPEARS HERE]



    where R\\1\\, R\\2\\, and R\\3\\ are defined above, with an appropriate acid or base.

         The piperidine derivative compounds of the present invention can be utilized as the biologically active components in pharmaceutical compositions. The compounds of this invention are useful as antihistamines, antiallergy agents, and bronchodilators. They may be administered alone or with suitable pharmaceutical carriers, and can be in solid or liquid form such as, tablets, capsules, powders, solutions, suspensions or emulsions.

         The compounds of this invention can be administered orally, parenterally, for example, subcutaneously, intravenously, intramuscularly, intraperitoneally, by intranasal instillation or by application to mucous membranes, such as, that of the nose, throat and bronchial tubes. Such application to mucous membranes can be achieved with an aerosol spray containing small particles of a compound of this invention in a spray or dry powder form.

         The quantity of the compound of the present invention administered will vary depending on the patient and the mode of administration and can be any effective amount. The quantity of the compound administered may vary over a wide range to provide in a unit dosage an effective amount of from about
    0.01 to 20 mg/kg of body weight of the patient per day to achieve the desired effect. For example, the desired antihistamine, antiallergy, and bronchodilator effects can be obtained by consumption of a unit dosage form such as a tablet containing 1 to 50 mg of the compound of the present invention taken 1 to 4 times daily.

         The solid unit dosage forms can be of the conventional type. This, the solid form can be a capsule, such as an ordinary gelatin type containing the compound of the present invention and a carrier, for example, lubricants and inert fillers such as, lactose, sucrose, or cornstarch. In another embodiment, these compounds are tableted with conventional tablet bases such as lactose, sucrose, or cornstarch in combination with binders like acacia, cornstarch, or gelatin, disintegrating agents such as, cornstarch, potato starch, or alginic acid, and a lubricant like stearic acid or magnesium stearate.

         The compounds of this invention may also be administered in injectable dosages by solution or suspension of the compounds of the present invention in a physiologically acceptable diluent with a pharmaceutical carrier. Such carriers include sterile liquids such as water and oils, with or without the addition of a surfactant and other pharmaceutically acceptable adjuvants. Illustrative oils are those of petroleum, animal, vegetable, or synthetic origin, for example, peanut oil, soybean oil, or mineral oil. In general, water, saline, aqueous dextrose and related sugar solution, and glycols such as, propylene glycol or polyethylene glycol, are preferred liquid carriers, particularly for injectable solutions.

         For use as aerosols the compounds of this invention in solution or suspension may be packaged in a pressurized aerosol container together with suitable propellants, for example, hydrocarbon propellants like propane, butane, or isobutane with conventional adjuvants. The compounds of the present invention also may be administered in a non-pressurized form such as in a nebulizer or atomizer.

         The compounds of the present invention can be used to treat warm blooded animals, birds, and mammals. Examples of such beings include humans, cats, dogs, horses, sheep, cows, pigs, lambs, rats, mice, and guinea pigs.

         The piperidine derivative compounds of the present invention are prepared by providing a substantially pure regioisomer of the following formula:


                       [MOLECULAR DIAGRAM APPEARS HERE]




    and then converting the substantially pure regioisomer to the piperidine derivative compounds of the invention having a keto group with a piperidine compound of the formula:



                       [MOLECULAR DIAGRAM APPEARS HERE]



    The resulting piperidine derivative compounds with a keto group can be converted by reduction to the above-described piperidine compounds with a hydroxyl group.

         There are several techniques of providing these substantially pure regioisomers.

    Process One For Producing Substantially Pure Regioisomer
    --------------------------------------------------------

         In one embodiment of the present invention, the substantially pure regioisomer is formed by initially acylating a starting compound of the formula:

                       [MOLECULAR DIAGRAM APPEARS HERE]


         wherein

               R\\5\\ is -OR\\6\\ -N(R\\6\\)\\2\\, and -SR\\6\\, and

               R\\6\\ is an alkyl with 1 to 6 carbons,



    with a compound of the formula:

                       [MOLECULAR DIAGRAM APPEARS HERE]

         wherein


               X is a halogen,


         under conditions effective to produce a first mixture of regioisomers of the formula:

                       [MOLECULAR DIAGRAM APPEARS HERE]

    Such conditions include those conventionally utilized in a Friedel-Crafts acylation reaction catalyzed by, for example, AlCl\\3\\. The reaction is carried out in a solvent such as, carbon disulfide, tetrachloroethane, or nitrobenzene with carbon disulfide being the preferred solvent. The reaction is carried out for a time period of 1/2 to 12 hours, preferably 3 to 5 hours, at a temperature of 0 to 25 C.

         The first mixture of regioisomers can be hydrolyzed under conditions effective to form a second mixture of regioisomers of the formula:

                       [MOLECULAR DIAGRAM APPEARS HERE]


    Typically this reaction is carried out by base hydrolysis procedures which are well known in the art. For example, the first mixture of regioisomers can be treated with an inorganic base, such as, sodium hydroxide or potassium hydroxide, in an aqueous lower alcohol solvent. Suitable solvents include aqueous methanol, ethanol, isopropanol, or n-butanol solutions. Hydrolysis is carried out at reflux temperatures of the solvent for 1/2 to 12 hours.

         Following such hydrolyzation, the substantially pure regioisomer of the formula:

                       [MOLECULAR DIAGRAM APPEARS HERE]
    is recovered from the second mixture of regioisomers. Such recovery is carried out by crystallizing the substantially pure regioisomer salt of the formula:

                       [MOLECULAR DIAGRAM APPEARS HERE]

    wherein

                          X/+/ is a Lewis Acid

    Such crystallization is carried out by fractional crystallization techniques known in the art. Generally, such procedures involve dissolving the second mixture of regioisomers in a solvent containing a salt at temperatures of 20 C to the reflux temperature of the solvent. The resulting solution is then slowly cooled to temperatures of -20 to 25 C.

         Suitable solvents for fractional crystallization include: alcohol solvents, like methanol, ethanol, isopropyl alcohol, and n-butanol; ketone solvents, such as acetone or methyl ethyl ketone; ester-containing solvents, like ethyl acetate or isopropyl acetate; ethereal solvents such as tetrahydrofuran; acetonitrile; and dimethylformamide. Ethyl acetate is preferred.

         Suitable salts for fractional crystallization are those where X/+/ is an alkali metal salt, like sodium and potassium salts, or, more preferably, ammonium salts of the form NR\\7\\R\\8\\R\\9\\, where R\\7\\, R\\8\\, and R\\9\\ is hydrogen or a straight or branched alkyl of 1 to 6 carbon atoms which may be substituted at any position with a phenyl ring or a substituted phenyl ring. The ammonium salt can also be cinchonidine, quinine, quinidine, quinuclidine, brucine, thebaine, or cinchonine. Of these salt complexes, cinchonidine is preferred.

         The substantially pure regioisomer salt is then isolated by filtration and converted to the substantially pure regioisomer of the formula:

                       [MOLECULAR DIAGRAM APPEARS HERE]


    by procedures well known in the art. Typically, such conversion is accomplished by treatment with acid.


    Process Two For Producing Substantially Pure Regioisomer
    --------------------------------------------------------


         In another embodiment of the process of the present invention, the substantially pure regioisomer is produced by acylating a starting compound of the formula:

                       [MOLECULAR DIAGRAM APPEARS HERE]


         wherein

         R\\3\\ is -COOH, -COOalkyl, -CON(alkyl)\\2\\, -COSalkyl where the alkyl moieties have 1 to 6 carbon atoms and are straight or branched with a compound of the formula:

                       [MOLECULAR DIAGRAM APPEARS HERE]



         wherein

                 X\\1\\ is a halogen, trialkyl tin, trialkyl borate, triflate, or organometallic reagents of lithium or magnesium derived from bromine or iodine, with any alkyl groups having 1 to 4 carbon atoms and being straight or branched under conditions effective to produce the substantially pure regioisomer of the formula:


                       [MOLECULAR DIAGRAM APPEARS HERE]

This acylation reaction is carried out in a suitable solvent in the presence of an appropriate catalyst for about 1 to 120 hours and at temperatures of about
0 C to the reflux temperature of the solvent. Suitable solvents for acylation include: hydrocarbon solvents, such as benzene, toluene, xylene, or cyclohexane; halogenated hydrocarbons, such as chlorobenzene, dichloroethane, methylene chloride, chloroform, or carbon tetrachloride; carbon disulfide; dimethylformamide; ethereal solvents, like tetrahydrofuran and diethylether; or dioxane.

     A variety of catalysts may be utilized when A is hydrogen. Suitable catalysts include palladium catalysts, like palladium chloride, palladium acetate, tetrakis(triphenylphosphine)palladium(0), dichlorobis(triphenylphosphine palladium(II), or
benzylchlorobis(triphenylphosphine)palladium(II); or nickel-phosphine catalysts. Acylation may also be carried out in the presence of added lithium chloride or triphenylphosphine. The latter acylation reaction is known in the art as organometallic cross coupling reactions and are conducted by the general procedures of D. Milstein, et al., J. Org. Chem., 1979, 44, 1613; J.W. Labadie,
                                   -------------
et al., J. Org. Chem., 1983, 48, 4634; C. Sahlberg, et al., Tetrahedron Letters,
        -------------                                       -------------------
1983, 24, 5137; D. Milstein, et al., J.Am. Chem. Soc., 1978, 100, 3636; and K.
                                     ----------------
Tamao, et al., Tetrahedron, 1982, 38, 3347.
               -----------

Process Three For Producing Substantially Pure Regioisomer
----------------------------------------------------------

     In another embodiment of the process of the present invention, the substantially pure regioisomer is produced by acylating a starting compound of the formula:

                       [MOLECULAR DIAGRAM APPEARS HERE]

wherein

    R\\5\\ is -OR\\6\\, -N(R\\6\\)\\2\\, and -SR\\6\\, and

    R\\6\\ is an alkyl with 1 to 6 carbon atoms

with a compound of the formula:

                       [MOLECULAR DIAGRAM APPEARS HERE]


under conditions effective to produce a first mixture of regioisomers of the formula:

                       [MOLECULAR DIAGRAM APPEARS HERE]

    Typically, such acylation is carried out by a Friedel-Crafts reaction, as described above in Process One for Producing Substantially Pure Regioisomers.

         The substantially pure regioisomer salt is recovered by fractional crystallization, isolation, and converting, as described above with reference to Process One for Producing Substantially Pure Regioisomers.

         Once the substantially pure regioisomer of the present invention is produced by one of the above (or some other) process, there are a number of procedures for using that compound to produce the piperidine derivatives of the present invention.


    Process One Of Converting The Substantially Pure Regioisomer to The
    -------------------------------------------------------------------
    Substantially Pure Piperidine Derivative Having A Keto Group
    ------------------------------------------------------------


         According to one aspect of the present invention, the substantially pure regioisomer can be halogenated under conditions effective to form a first intermediate compound of the formula:

                       [MOLECULAR DIAGRAM APPEARS HERE]


        wherein X is a halogen.

    Suitable halogens include chlorine, bromine, and iodine. Suitable conditions for carrying out such halogenating include reacting the substantially pure regioisomer with a halogen nucleophile and a Lewis Acid. The ring opening reaction is carried out in a suitable solvent, optionally in the presence of a catalytic amount of base for about 0.5 to 24 hours and a temperature of about -40 degrees C to the reflux temperature of the solvent. Suitable halogen nucleophiles include sodium iodide, sodium bromide, potassium iodide, potassium bromide, cesium iodide, cesium bromide, trimethylsilyl iodide, manganese iodide, cerium iodide, magnesium bromide, magnesium iodide, magnesium carbonate, calcium bromide, and calcium iodide. Suitable Lewis Acids include silicon compounds such as trimethylsilyl chloride and trimethylsilyl iodide; aluminum compounds such as aluminum chloride, trimethyl aluminum, diethyl aluminum chloride, ethyl aluminum dichloride, and diethyl aluminum cyanide; magnesium salts; and boron salts. Suitable solvents for the ring opening reaction include hydrocarbon solvents, such as, benzene, toluene, xylene, or cyclohexane; ethereal solvents such as ether, tetrahydrofuran, dioxane, or dimethoxyethane; or halogenated hydrocarbons, such as, chlorobenzene, methylene chloride, carbon tetrachloride, chloroform, or dichloroethane.

         After such halogenation, the first intermediate compound is reacted with a piperidine compound of the formula:




                       [MOLECULAR DIAGRAM APPEARS HERE]


    under conditions effective to form the piperidine derivative compound having a keto group of the formula:



                       [MOLECULAR DIAGRAM APPEARS HERE]

This alkylation reaction is carried out in a suitable solvent preferably in the presence of a base and, optionally, in the presence of a catalytic amount of potassium iodide for about 4 to 120 hours at a temperature of about 70 C to the reflux temperature of the solvent. Suitable solvents for the alkylation reaction include alcohol solvents, such as, methanol, ethanol, isopropyl alcohol, or n-butanol; ketone solvents, such as, methyl isobutyl ketone; hydrocarbon solvents, such as, benzene, toluene, or xylene; halogenated hydrocarbons, such as, chlorobenzene or methylene chloride; or dimethylformamide. Suitable bases for the alkylation reaction include inorganic bases, for example, sodium bicarbonate, potassium carbonate, or potassium bicarbonate or organic bases, such as a trialkylamine, for example, triethylamine or pyridine, or an excess of the piperidine compound can be used.

      When R\\3\\ is -COOalkyl, the alkylation reaction is followed by base hydrolysis to convert R\\3\\ substituents that are -COOalkyl groups to -COOH groups. Such base hydrolysis involves treatment of the substantially pure piperidine derivative with an inorganic base, such as, sodium hydroxide in an aqueous lower alcohol solvent, such as, aqueous methanol, ethanol, isopropyl alcohol, or n-butanol at reflux temperature for about 1/2 hour to 12 hours.

      Piperidine compounds where each of R\\1\\ and R\\2\\ is hydrogen or wherein R\\1\\ is hydroxy and R\\2\\ is hydrogen are commercially available or may be prepared according to procedures well known in the art (e.g. F.J. McCarty, C.H. Tilford, M.G. Van Campen, J Am. Chem. Soc., 1961, 26, 4084).
                                        ----------------
Piperidine compounds wherein R\\1\\ and R\\2\\ form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\ may be prepared by dehydration of the corresponding compound wherein R\\1\\ is hydroxy by procedures generally known in the art.

Second Process For Converting Substantially Pure Regioisomer To Substantially
--------------------------------------------------------------------------------
Pure Piperidine Derivative Having A Keto Group
--------------------------------------------------------------------------------

         In another embodiment of the present invention, the substantially pure regioisomer of the formula:

                       [MOLECULAR DIAGRAM APPEARS HERE]


is reacted directly with a piperidine compound of the formula:

                       [MOLECULAR DIAGRAM APPEARS HERE]

under conditions effective to form the piperidine derivative compound having a keto group of the formula:

                       [MOLECULAR DIAGRAM APPEARS HERE]

This alkylation reaction is carried out in a suitable solvent preferably in the presence of a base and optionally in the presence of a Lewis Acid such as magnesium, cesium, or calcium salts or trimethylsilyl chloride or in the presence of a catalytic amount of potassium iodide for about 4 to 120 hours at a temperature of about 70 C to the reflux temperature of the solvent. Suitable solvents for the alkylation reaction include alcohol solvents, such as, methanol, ethanol, isopropyl alcohol, or n-butanol; ketone solvents, such as, methyl isobutyl ketone; hydrocarbon solvents, such as, benzene, toluene, or xylene; and halogenated hydrocarbons, such as, chlorobenzene or methylene chloride; or dimethylformamide. Suitable bases of the alkylation reaction include inorganic bases, for example, sodium bicarbonate, potassium carbonate, or potassium bicarbonate or organic bases, such as, a trialkylamine, for example, triethylamine or pyridine, or an excess of a compound of the piperidine compound may be used.


Processes for Reduction of Keto Group in Substantially Pure Piperidine
----------------------------------------------------------------------
Derivative
----------


         As discussed above, the process of the present invention is useful in producing substantially pure piperidine derivatives with either a keto group or a hydroxyl group. Derivatives with keto groups can be converted to similar compounds with hydroxyl groups by reduction reactions which are well known in the art.

         Reduction can be carried out with sodium borohydride or potassium borohydride in lower alcohol solvents, such as, methanol, ethanol, isopropyl alcohol, or n-butanol.

         When lithium aluminum hydride or diborane are used as reducing agents, suitable solvents are ethers, for example, diethyl ether, tetrahydrofuran, or dioxane. These reduction reactions are carried out at temperatures ranging from about 0 C to the reflux temperature of the solvent, and the reaction time varies from about 0.5 to 8 hours.

         Catalytic reduction may also be employed using, for example, Raney nickel, palladium, platinum or rhodium catalysts in lower alcohol solvents, such as, methanol, ethanol, isopropyl alcohol, or n-butanol or acetic acid or their aqueous mixtures, or by the use of aluminum isopropoxide in isopropyl alcohol. Reduction using sodium borohydride is generally preferred over catalytic reduction when forming carboxylic acids or esters. When the starting material is an ester, lithium aluminum hydride is the preferred reducing agent, while diborane is preferred when starting with an acid.

         When esters with hydroxyl groups have been formed, base hydrolysis can be used to produce a carboxylic acid. Such procedures are well known and generally involve treatment with an inorganic base, such as, sodium hydroxide or potassium hydroxide, in an aqueous lower alcoholic solvent, such as aqueous methanol, ethanol, isopropyl alcohol, or n-butanol. Base hydrolysis is carried out at about the solvent reflux temperature for about 1/2 hour to 12 hours.


                                    EXAMPLES
                                    --------

Example l - Preparation of Ethyl 3- and 4-(4-chloro-l-oxobutyl)-(alpha)
-----------------------------------------------------------------------
,(alpha)-dimethylphenylacetate
------------------------------
         Aluminum chloride (44 g; 0.33 mol) was added slowly in portions to a solution of freshly distilled 4-chlorobutyryl chloride (17 mL; 0.15 mol) in 460 mL of carbon disulfide at -10 C under a nitrogen atmosphere. The mixture was stirred for 15 minutes, then the cooling bath was removed and the mixture was allowed to warm to ambient temperature. The mixture was stirred then for 15 minutes more, then cooled again to -10 C and a solution of ethyl (alpha),(alpha)-dimethylphenyl acetate (26.6 g; 0.14 mol) in 70 mL of carbon disulfide was added dropwise. The mixture was maintained with stirring for 3 hr, then stirred overnight at room temperature.

         The reaction mixture was partitioned between H\\2\\O and CHCl\\3\\. The combined organic portions were washed with saturated aqueous NaHCO\\3\\ solution, dried over MgSO\\4\\ filtered and concentrated in vacuo. The residue was dissolved in CH\\2\\Cl\\2\\ and filtered through a plug of SiO\\2\\, eluting with 10% EtOAc in hexane. Concentration of the product-containing fractions afforded 39.4 g of ethyl 3-and 4-(4-chloro-1-oxobutyl)-(alpha),(alpha)- dimethylphenylacetate as a mixture of aromatic regioisomers.


Example 2 - Preparation of 4-(Cyclopropyl-oxo-methyl)-(alpha),(alpha)-
---------------------------------------------------------------------
dimethylphenylacetic acid
-------------------------

         To a solution of 39.4 g of ethyl 3- and 4-(4-chloro-1-oxobutyl)- (alpha),(alpha)-dimethylphenylacetate obtained in Example l dissolved in 800 mL of CH\\3\\OH and 200 mL of H\\2\\O was added 40 g of NaOH. The resulting mixture was refluxed for one hour. The cooled mixture was then concentrated in vacuo to remove the CH\\3\\OH. The concentrate was diluted with H\\2\\O and washed with two portions of EtOAc. The aqueous layer was acidified with concentrated HCl and extracted with two portions of EtOAc. The extracts were dried over MgSO\\4\\ filtered, and concentrated in vacuo to afford 30.3 g of crude product.
                           --------

         The crude product was dissolved in 600 mL of EtOAc, 38 g of cinchonidine was added, and the mixture was stirred overnight. The resulting solids were filtered and washed with EtOAc and sucked dry under a rubber dam to afford 25 g of a tan solid.

         The solids were partitioned between EtOAc and 2N HCl. The aqueous layer was extracted with EtOAc. The combined organics were dried over MgSO\\4\\ filtered, and concentrated in vacuo to afford 10.6 g of an oil (33% from ethyl
                           --------
(alpha),(alpha)-dimethyl-phenylacetate).


Example 3 - Preparation of 4-(4-Iodo-l-oxobutyl)-(alpha),(alpha)-
-----------------------------------------------------------------
dimethylphenylacetic acid
-------------------------
A solution of 10.5 g of 4-(cyclopropyl-oxo-methyl)-(alpha),(alpha)- dimethylphenylacetic acid, prepared in accordance with Example 2, in 250 mL of

CH\\2\\C1\\2\\ was cooled in an ice-MeOH bath and 25 g of trimethylsilyliodide was then added rapidly via pipette. The mixture was stirred in the ice bath for one hour, warmed to ambient temperature, and stirred for one hour. A solution of aqueous sodium bisulfite was then added and the mixture was stirred well. The phases were partitioned and the aqueous layer was extracted with CH\\2\\Cl\\2\\. The combined organics were washed with saturated aqueous NaCl, dried over MgSO\\4\\, filtered, and concentrated in vacuo to afford 12.6 g (77%) of 4-(4-
                                      --------
iodo-1-oxobutyl)-(alpha),(alpha)-dimethylphenylacetic acid.


Example 4 - Preparation of Methyl 4-[4-Iodo-l-oxobutyl)-(alpha),(alpha)-
------------------------------------------------------------------------
dimethylphenylacetate
---------------------
         To a solution of 12.6 g of 4-(4-iodo-l-oxobutyl)-(alpha), (alpha)-dimethylphenylacetic acid, prepared in accordance with Example 3, in 100 mL of Et\\2\\O cooled in an ice bath, was added 40 mL of ethereal CH\\2\\N\\2\\. The mixture was stirred at 0 C for few minutes, then let stand for 2 hr. A few drops of AcOH were added to decompose excess CH\\2\\N\\2\\, then the mixture was filtered and stripped to afford 12.6 g (96%) of methyl 4-(4-iodo-l-oxobutyl)- (alpha),(alpha),-dimethylphenylacetate.


Example 5 - Preparation of Methyl 4-[4-[4-(Hydroxydiphenylmethyl)-l-
--------------------------------------------------------------------
piperidinyl]-l-oxobutyl]-(alpha),(alpha)-dimethylphenylacetate
--------------------------------------------------------------
         A solution of 12.6 g of methyl 4-(4-iodo-l-oxobutyl)-(alpha),(alpha)- dimethylphenylacetate, prepared in accordance with Example 4, in 500 mL of toluene in a one liter three neck flask with mechanical stirring was added 8.8 g of 4-((alpha),(alpha)-diphenyl)piperidinemethanol and 23 g of K\\2\\CO\\3\\ and the mixture was refluxed for 7 hr. The cooled reaction mixture was then filtered and concentrated in vacuo. The residue was dissolved in Et\\2\\O and treated
                 --------
with excess ethereal HCl. The mixture was then concentrated to a solid. The solid was treated with EtOAc and collected by filtration. The product was then partitioned between EtOAc and 2N Na\\2\\CO\\3\\. The organics were dried over MgSO\\4\\, filtered, and concentrated in vacuo to afford 13.5 g (79%) of methyl 4-[4-[4-
             --------
(hydroxydiphenylmethyl)-1-piperidinyl]-1-oxobutyl]-(alpha),(alpha)-
dimethylphenylacetate.


Example 6 - Preparation of Methyl 4-[4-[4-(Hydroxydiphenylmethyl)-l-
--------------------------------------------------------------------
piperidiny1]-l-hydroxybutyl]-(alpha),(alpha)-dimethylphenylacetate
------------------------------------------------------------------
         A solution of 13.5 g of methyl 4-[4-[4-(hydroxydiphenylmethyl)-1-piperidinyl]-1-oxobutyl]-(alpha),(alpha)-dimethylphenylacetate, prepared in accordance with Example 5, in 250 mL of CH\\3\\OH was cooled in an ice-CH\\3\\OH bath and 1.8 g of NaBH\\4\\ was added in portions. After l hr, the mixture was concentrated to a solid. The residue was partitioned between EtOAc and saturated aqueous NaHCO\\3\\. The aqueous portion was extracted with EtOAc. The combined organics were washed with saturated aqueous NaCl, dried over MgSO\\4\\, filtered, and concentrated in vacuo to afford 9.5 g (70%) of methyl 4-[4-[4-
                           --------
(hydroxydiphenylmethyl)4-piperidinyl]-1-hydroxybutyl]-(alpha),(alpha)-
dimethylphenylacetate as a foam.


Example 7- Preparation of 4-[4-[4-Hydroxydiphenylmethyl)-l-piperidinyl]-1-
--------------------------------------------------------------------------
hydroxybutyl]-(alpha),(alpha)-dimethylphenylacetic Acid
-------------------------------------------------------
         To a solution of 9.5 g of methyl-4-[4-[4-(hydroxydiphenylmethyl)-1-piperidinyl]-1-hydroxybutyl]-(alpha),(alpha)-dimethylphenylacetate, prepared in accordance with Example 6, in 300 mL of CH\\3\\OH and 150 mL of H\\2\\O was added 10 g of NaOH. The mixture was refluxed for 1 hr, then cooled. The CH\\3\\OH was removed in vacuo. The concentrate was diluted with H\\2\\O and
                      --------
CHCl\\3\\ and the pH adjusted to approximately 5.5 to 6.0. The phases were separated and the aqueous phase was extracted with CHCl\\3\\. The combined organics were dried over MgSO\\4\\, filtered, and stripped to afford 9.0 g of crude product.

         The crude product was dissolved in CH\\2\\Cl\\2\\ and chromatographed on Davisil Grade 633 SiO\\2\\ eluting with a gradient of CHCl\\3\\, to 10% CH\\3\\OH in CHCl\\3\\, to 25% CH\\3\\OH in CHCl\\3\\. The product containing fractions were concentrated to afford 5.2 g of white crystals. An analytical sample was prepared by treatment of the product with EtOAc, mp 199-203 C. Calc. for C\\32\\H\\39\\NO\\4\\: C, 76.62; H, 7.84; N, 2.79. Found: C, 76.24; H, 7.76; N,
2.75.


Example 8 - Preparation of Methyl 4-[4-[4-(Bis(4-methylphenyl)hydroxymethyl)-
----------------------------------------------------------------------------
1-piperidinyl]-l-oxobutyl]-(alpha),(alpha)-dimethylphenylacetate
----------------------------------------------------------------
     To a solution of 6.4 g (0.017 mol) of methyl 4-(4- iodo-l-oxobutyl)- (alpha),(alpha)-dimethylphenylacetate, prepared in accordance with Example 4, in 500 mL of toluene in a one liter round bottom flask equipped with a mechanical stirrer was added 5.1 g (0.017 mol) of 4-((alpha),(alpha)-bis(4-methylphenyl)-piperidinemethanol, followed by 11.8 g (0.086 mol) of solid potassium carbonate. The solution was heated to reflux for 24 hr. After cooling, the mixture was filtered and the toluene was removed in vacuo. The residue was partitioned between ethyl acetate and 2 N sodium bicarbonate solution. The aqueous layer was extracted twice with ethyl acetate, the combined organic layers were dried with sodium sulfate and the ethyl acetate was removed in vacuo
                                                                        --------
to provide 6.8 g (73%) of methyl 4-[4-(4-(bis(4-methylphenyl)hydroxymethyl)-1-pipendinyl]-1-oxobutyl]-(alpha),(alpha)-dimethylphenylacetate as a viscous, dark colored oil.


Example 9 - Preparation of Methyl 4-[4-[4-(Bis(4-Methylphenyl)hydroxymethyl)-
-----------------------------------------------------------------------------
1-piperidinyl]-l-hydroxybutyl]-(alpha),(alpha)-dimethylphenylacetate
--------------------------------------------------------------------
     To a -10 C solution of 6.8 g (0.013 mol) of methyl 4-[4-(4-(bis(4-methylphenyl)hydroxymethyl)4-piperidinyl]-1-oxobutyl]-(alpha),(alpha)
-dimethylphenylacetate, prepared in accordance with Example 8, in 150 mL of methanol in a 500 mL round bottom flask equipped with a mechanical stirrer was slowly added 0.86 g (0.023 mol) of sodium borohydride, and the reaction was stirred for 2 hr. The methanol was removed in vacuo and the residue was
                                           --------
partitioned between ethyl acetate and aqueous sodium bicarbonate solution. The aqueous layer was extracted with ethyl acetate, the combined organic layers were dried with sodium sulfate, and the ethyl acetate was removed in vacuo to provide
                                                             --------
6.9 g of a dark colored foam. The resultant material was purified by column chromatography (Davisil grade 633 silica gel, packed in methylene chloride, material applied in chloroform, and eluted with a gradient of 2% methanol to methylene chloride to 5% methanol to methylene chloride) to afford 5.3 g (77%) of methyl 4-[4-[4-(bis(4-methy1phenyl)hydroxymethy1)-1-piperidinyl]-1-hydroxybutyl]-(alpha),(alpha)-dimethylphenylacetate.


Example 10 - Preparation of 4-[4-[4-(Bis(4-methylphenyl)hydroxymethyl)-1-
-------------------------------------------------------------------------
piperidinyl]-l-hydroxybutyl]-(alpha),(alpha)-dimethylphenylacetic Acid
----------------------------------------------------------------------
         To 350 mL of methanol in a 1L round bottom flask equipped with a mechanical stirrer was added 5.3 g (9.8 mmol) of methyl 4-[4-[4-(bis(4-methylphenyl)hydroxymethyl)-1-piperidinyl]-1-hydroxybutyl]-(alpha),(alpha)-
dimethylphenylacetate, prepared in accordance with Example 9, 5.1 g (0.13 mol) of solid sodium hydroxide, and 100 mL of water. The mixture was heated to reflux for 3 hr. After cooling, the methanol was removed in vacuo and 6 N hydrochloric
                                                  --------
acid was added dropwise until the solution was no longer basic (pH = 7). The solution was extracted three times with ethyl acetate. The organic layers were combined and a white crystalline solid precipitated out of solution. The solid was washed with ether to provide 1.8 g (34%) of 4-[4-[4-(bis(4-methylphenyl)hydroxymethyl)-1-piperidinyl]-1-hydroxybutyl]-(alpha),(alpha)- dimethylphenylacetic acid, as the dihydrate, mp 208-215 C. Analysis. Calcd. for C\\34\\H\\43\\N0\\4\\-2(H\\2\\O): C, 72.18; H, 8.37; N, 2.47. Found: C, 72.02;
H, 8.36; N, 2.41.


Example 11 - Preparation of 4-(1-Hydroxy-4-iodobutyl)-(alpha),(alpha)-
----------------------------------------------------------------------
dimethylphenylacetic acid
-------------------------
         To a solution of 50 mg of 4-(4-iodo-1-oxobutyl)-(alpha),(alpha)- dimethylphenylacetic acid, prepared in accordance with Example 3, in 3 mL of methanol was added 50 mg of NaBH\\4\\. The mixture was stirred for 30 minutes, acidified with 2N HCl, and the methanol removed in vacuo. The concentrate was
                                                --------
extracted with EtOAc. The organics were dried over Na\\2\\SO\\4\\, filtered, and concentrated to afford 40 mg of 4-(1-hydroxy-4-iodobutyl)-(alpha),(alpha)- dimethylphenylacetic acid.


Example 12 - Preparation of 4-[4-[4-(Hydroxydiphenylmethyl)-l-piperidinyl]-l-
-----------------------------------------------------------------------------
oxobutyl]-(alpha),(alpha)-dimethylphenylacetic acid
---------------------------------------------------
         A mixture of 800 mg of 4-(4-iodo-1-oxobutyl)-(alpha),(alpha)- dimethylphenylacetic acid, prepared in accordance with Example 3, 800 mg of 4-((alpha),(alpha)-diphenyl)piperidinemethanol, and 2.4 g of K\\2\\CO\\3\\ in 25 mL of toluene was stirred for 48 hours at room temperature. The mixture was concentrated in vacuo. The residue was treated with EtOAc, filtered, and
             --------
concentrated to afford 4-[4-[4-(hydroxydiphenylmethyl)-1-piperidinyl]-1-oxobutyl]-(alpha),(alpha)-dimethylphenylacetic acid.


Example 13 - Preparation of 4-[4-[4-Hydroxydiphenylmethyl)-l-piperidinyl]-1-
----------------------------------------------------------------------------
hydroxybutyl]-(alpha),(alpha)-dimethylphenylacetic Acid
-------------------------------------------------------
         A mixture of 4-[4-[4-(hydroxydiphenylmethyl)-1-piperidinyl]-1-oxobutyl]-(alpha),(alpha)-dimethylphenylacetic acid, prepared in accordance with Example 12, and 300 mg of NaBH\\4\\ in 25 mL of CH\\3\\OH was stirred overnight at room temperature. The mixture was then concentrated in vacuo. The
                                                                 --------
residue was partitioned between EtOAc and H\\2\\O. The aqueous portion was treated with concentrated HCl until pH 6, then extracted with EtOAc. The organics were concentrated in vacuo. The residue was dissolved in EtOAc,
                           --------
filtered, and concentrated in vacuo to an oil. The oil was dissolved in
                           --------
CH\\3\\OH and concentrated to a solid. The solid was slurried with EtOAc, filtered, and rinsed with EtOAc to afford 4-[4-[4-hydroxydiphenylmethyl)-1-piperidinyl]-1-hydroxybutyl]-(alpha),(alpha)-dimethylphenylacetic acid.

         Although the invention has been described in detail for the purpose of illustration, it is understood that such detail is solely for that purpose, and variations can be made therein by those skilled in the art without departing from the spirit and scope of the invention which is defined by the following claims.

WHAT IS CLAIMED:


         l. A process of preparing a piperidine derivative compound of the formula:

                       [MOLECULAR DIAGRAM APPEARS HERE]



         wherein

               R\\1\\ is hydrogen or hydroxy;

               R\\2\\ is hydrogen;

         or R\\1\\ and R\\2\\ taken together form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\;

               R\\3\\ is -COOH or -COOR\\4\\

               R\\4\\ has l to 6 carbon atoms;

               A, B, and D are the substituents of their rings, each of which may be different or the same, and are selected from the group consisting of hydrogen, halogens, alkyl, hydroxy, alkoxy, or other substituents said process comprising:

         providing a substantially pure regioisomer of the following formula:

                       [MOLECULAR DIAGRAM APPEARS HERE]       and
         converting the substantially pure regioisomer to the piperidine derivative compound with a piperidine compound of the formula:

                       [MOLECULAR DIAGRAM APPEARS HERE]

         2. A process according to claim 1, wherein said providing comprises:

         acylating a starting compound of the formula:


                       [MOLECULAR DIAGRAM APPEARS HERE]




         wherein

                R\\5\\ is -OR\\6\\, -N(R\\6\\)\\2\\, and -SR\\6\\, and
                R\\6\\ is an alkyl with l to 6 carbons,


         with a compound of the formula:

                       [MOLECULAR DIAGRAM APPEARS HERE]
         wherein


                X is a halogen,


under conditions effective to produce a first mixture of regioisomers of the formula:

                       [MOLECULAR DIAGRAM APPEARS HERE]


          hydrolyzing the first mixture of regioisomers under conditions effective to form a second mixture of a regioisomers of the formula:


                       [MOLECULAR DIAGRAM APPEARS HERE]


          recovering from the second mixture of regioisomers the substantially pure regioisomer of the formula:


                       [MOLECULAR DIAGRAM APPEARS HERE]

          3. A process according to claim 2, wherein said recovering comprises:

          crystallizing from the second mixture of regioisomers a substantially pure regioisomer salt of the formula:


                       [MOLECULAR DIAGRAM APPEARS HERE]


          wherein X/+/ is a Lewis Acid;


          isolating the substantially pure regioisomer salt; and

          converting the substantially pure regioisomer salt to the substantially pure regioisomer of the formula:


                       [MOLECULAR DIAGRAM APPEARS HERE]


          4. A process according to claim 3, wherein X/+/ is an alkali metal salt or an ammonium salt of the form NR\\7\\R\\8\\R\\9\\ wherein R\\7\\, R\\8\\, and R\\9\\ are individually hydrogen or a straight or branched alkyl of l to 6 carbon atoms, or an alkyl substituted at any position with a phenyl ring or a substituted phenyl ring.

          5. A process according to claim 4, wherein X+ is cinchonidine and A is hydrogen.


          6. A process according to claim 2, wherein said acylating is carried out by a Friedel-Crafts reaction using AlCI\\3\\ catalyst.

          7. A process according to claim 1, wherein said providing comprises:


          acylating a starting compound of the formula:


                       [MOLECULAR DIAGRAM APPEARS HERE]


          with a compound of the formula:


                       [MOLECULAR DIAGRAM APPEARS HERE]


          wherein

               X\\1\\ is a halogen, trialkyl tin, triflate, or substituents useful in a organometallic coupling reactions under conditions effective to produce the substantially pure regioisomer of the formula:

                       [MOLECULAR DIAGRAM APPEARS HERE]


          8. A process according to claim 1, wherein said providing comprises:

          acylating a starting compound of the formula:


                       [MOLECULAR DIAGRAM APPEARS HERE]


          wherein


               R\\5\\ is -OR\\6\\, -N(R\\6\\)\\2\\, and -SR\\6\\, and

               R\\6\\ is an alkyl with 1 to 6 carbon atoms


 with a compound of the formula:


                       [MOLECULAR DIAGRAM APPEARS HERE]


under conditions effective to produce a first mixture of regioisomers of the formula:

                       [MOLECULAR DIAGRAM APPEARS HERE]


          hydrolyzing the first mixture of regioisomers under conditions effective to form a second mixture of regioisomers of the formula:


                       [MOLECULAR DIAGRAM APPEARS HERE]


          recoverying from the second mixture of regioisomers the substantially pure regioisomer of the following formula:


                       [MOLECULAR DIAGRAM APPEARS HERE]


         9. A process according to claim 8, wherein said recovering comprises:

          crystallizing a substantially pure regioisomer salt of the formula:

                       [MOLECULAR DIAGRAM APPEARS HERE]


          wherein X+ is a Lewis Acid


from the second mixture of regioisomers;

          isolating the substantially pure regioisomer salt; and

          converting the substantially pure regioisomer salt to the substantially pure regioisomer of the formula:


                       [MOLECULAR DIAGRAM APPEARS HERE]


          10. A process according to claim 9, wherein X+ is an alkali metal salt or an ammonium salt of the form NR\\7\\R\\8\\R\\9\\, wherein R\\7\\, R\\8\\ and R\\9\\ is hydrogen or a straight or branched alkyl of 1 to 6 carbon atoms, or an alkyl substituted at any position with a phenyl ring or a substituted phenyl ring.

          11. A process according to claim 10 wherein X/+/ is cinchonidine and A is hydrogen.

          12. A process according to claim 8, wherein said acylating is carried out with a catalyst containing palladium, nickel, or mixtures thereof.

          13. A process according to claim 1 further comprising:

          reducing the piperidine derivative under conditions effective to form a hydroxylated piperidine derivative of the formula:


                       [MOLECULAR DIAGRAM APPEARS HERE]


          14. A process according to claim 13, wherein the hydroxylated piperidine derivative has the formula:


                       [MOLECULAR DIAGRAM APPEARS HERE]

          15. A process according to claim 13, wherein the hydroxylated piperidine derivative has the formula:


                       [MOLECULAR DIAGRAM APPEARS HERE]


          16. A process according to claim 1, wherein said converting comprises:

          halogenating the substantially pure regioisomer of the following formula:


                       [MOLECULAR DIAGRAM APPEARS HERE]


          under conditions effective to form a first intermediate compound of the formula:


                       [MOLECULAR DIAGRAM APPEARS HERE]
          wherein

                 X is a halogen and

          reacting the first intermediate compound with a piperidine compound of the formula:


                       [MOLECULAR DIAGRAM APPEARS HERE]


under conditions effective to form the piperidine derivative of the following formula:


                       [MOLECULAR DIAGRAM APPEARS HERE]


          17. A process according to claim 1, wherein said converting comprises:

          reacting the substantially pure regioisomer of the following formula:

                       [MOLECULAR DIAGRAM APPEARS HERE]


 with a piperidine compound of the formula:


                       [MOLECULAR DIAGRAM APPEARS HERE]


 under conditions effective to form the piperidine derivative of the formula:


                       [MOLECULAR DIAGRAM APPEARS HERE]


          18. A process according to claim 1, wherein the piperidine derivative has the formula:

                       [MOLECULAR DIAGRAM APPEARS HERE]


          19. A process according to claim 1, wherein the piperidine derivative has the formula:


                       [MOLECULAR DIAGRAM APPEARS HERE]


          20. A substantially pure piperdine derivative compound of the formulae:


                       [MOLECULAR DIAGRAM APPEARS HERE]
         or


                       [MOLECULAR DIAGRAM APPEARS HERE]


         wherein

                    R\\1\\ is hydrogen or hydroxy;
                    R\\2\\ is hydrogen;
               or R\\1\\ and R\\2\\ taken together form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\;
                    R\\3\\ is -COOH or -COOR\\4\\;
                    R\\4\\ is an alkyl with 1 to 6 carbon atoms;
                    A, B, and D can be one or more different substituents of their rings and are individually hydrogen, halogens, alkyl, hydroxy, alkoxy, or other substituents.

 or a salt thereof.

          21. A substantially pure piperidine derivative compound according to claim 20, wherein the compound has the formula:


                       [MOLECULAR DIAGRAM APPEARS HERE]

          22. A substantially pure piperidine derivative compound according to claim 20, wherein the compound has the formula:


                       [MOLECULAR DIAGRAM APPEARS HERE]


          23. A substantially pure piperidine derivative compound according to claim 20, wherein the compound has the formula:


                       [MOLECULAR DIAGRAM APPEARS HERE]

          24. A substantially pure piperidine derivative compound according to claim 23, wherein the compound has the formula:


                       [MOLECULAR DIAGRAM APPEARS HERE]


          25. A substantially pure piperidine derivative compound according to claim 20, wherein the compound has the formula:


                       [MOLECULAR DIAGRAM APPEARS HERE]


          26. A substantially pure piperidine derivative compound according to claim 25, wherein the compound has the formula:


                       [MOLECULAR DIAGRAM APPEARS HERE]

          27. A pharmaceutical composition comprising:
              a pharmaceutical carrier and
              the substantially pure piperidine derivative compound according to claim 20.

          28. A pharmaceutical composition according to claim 27, wherein said substantially pure piperidine derivative compound is present in an effective antiallergic amount.

          29. A pharmaceutical composition according to claim 27, wherein said composition consists essentially of said substantially pure piperidine derivative compound.

          30. A method of treating allergic reactions in a patient comprising:

              administering to the patient said pharmaceutical composition according to claim 27 in an effective amount.

          31. A compound of the formula:


                       [MOLECULAR DIAGRAM APPEARS HERE]


wherein

              R\\3\\ is -COOH or -COOR\\4\\;
              R\\4\\ is an alkyl with 1 to 6 carbon atoms;
              A is the substituents of its ring, each of which may be different or the same, and are selected from the group consisting of hydrogen, halogens, alkyl, hydroxy, alkoxy, or other substituents.

                          PIPERIDINE DERIVATIVES AND

                         PROCESS FOR THEIR PRODUCTION


                            ABSTRACT OF DISCLOSURE
                            ----------------------

          The present invention relates to substantially pure piperidine derivative compounds of the formulae:



                       [MOLECULAR DIAGRAM APPEARS HERE]


or


                       [MOLECULAR DIAGRAM APPEARS HERE]
     wherein

          R\\1\\ is hydrogen or hydroxy;
          R\\2\\ is hydrogen;
     or R\\1\\ and R\\2\\ taken together form a second bond between the carbon atoms bearing R\\1\\ and R\\2\\;
          R\\3\\ is -COOH or -COOR\\4\\;
          R\\4\\ has 1 to 6 carbon atoms;
          A, B, and D are the substituents of their respective rings each of which may be different or the same and are hydrogen, halogens, alkyl, hydroxy, alkoxy, or other substituents.


A process of preparing such piperidine derivative compounds in substantially pure form is also disclosed.